UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6178
                                                     ---------------------

             Nuveen New York Investment Quality Municipal Fund, Inc.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: March 31, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
March 31, 2010

------------------------   ------------------------  ------------------------
NUVEEN NEW YORK            NUVEEN NEW YORK           NUVEEN NEW YORK
INVESTMENT QUALITY         SELECT QUALITY            QUALITY INCOME
MUNICIPAL FUND, INC.       MUNICIPAL FUND, INC.      MUNICIPAL FUND, INC.
NQN                        NVN                       NUN

------------------------   ------------------------  ------------------------
NUVEEN INSURED NEW YORK    NUVEEN INSURED NEW YORK   NUVEEN INSURED NEW YORK
PREMIUM INCOME             DIVIDEND ADVANTAGE        TAX-FREE ADVANTAGE
MUNICIPAL FUND, INC.       MUNICIPAL FUND            MUNICIPAL FUND
NNF                        NKO                       NRK

                                                                        March 10

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If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

Over the last six months, the Nuveen leveraged municipal closed-end funds continued to make progress in refinancing their auction rate preferred shares
(ARPS). By the fall of 2009, all of the Nuveen taxable closed-end Funds had completed redemption of their ARPS at par value. As of April 30, 2010, approximately 39% of the municipal ARPS issued by the Nuveen Funds also had been redeemed. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/S/ ROBERT P. BREMNER
--------------------------------
Robert P. Bremner
Chairman of the Board
May 21, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen New York Investment Quality Municipal Fund, Inc.(NQN) Nuveen New York Select Quality Municipal Fund, Inc.(NVN)
Nuveen New York Quality Income Municipal Fund, Inc.(NUN)
Nuveen Insured New York Premium Income Municipal Fund, Inc.(NNF) Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of the Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these six Funds in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW YORK FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED MARCH 31, 2010?

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. For the six-month period ended March 31, 2010, taxable Build America Bonds issuance totaled $55.3 billion, accounting for almost 25% of new bonds in the municipal market nationwide.

In New York, the Build America Bond program had a significant impact on the availability of tax-exempt issuance, especially among the longer maturities that we typically seek to purchase for these Funds. For the six months ended March 31, 2010, Build America Bonds issuance in New York totaled $7.4 billion, which ranked the state as the second largest user of these bonds (after California). Although total municipal issuance, which includes tax-exempt as well as taxable bonds, was up substantially in New York for this period, Build America Bonds made up approximately 31.5% of that supply. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the New York Funds. This tighter supply situation was compounded for these Funds by the severe decline in the issuance of AAA rated insured bonds. Over the six-month period, new insured paper accounted for approximately 5% of national issuance, compared with about 10% during the same period a year earlier and historical levels of approximately 50%.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform relatively well over the long term. Areas of the market where we found value during this period included New York City water bonds, housing bonds backed by the Federal Housing Administration and bonds issued for New York University. As of January 2010, the Funds' Board of Directors/Trustees approved changes to the Funds' investment policies that enable them to invest up to 20% of their net assets in uninsured investment-grade securities. Subsequent to this, we purchased A rated dedicated tax bonds (that is, bonds supported by a specific revenue stream, such as sales taxes) issued by Puerto Rico, since the income from these bonds is exempt from both federal and state taxes.

In general, our purchases during this period focused on bonds offering premium coupons as a defense against a potential rise in interest rates. Cash for new purchases was generated almost entirely from bond calls.

As of March 31, 2010, all six of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including leverage, duration management and both income and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 3/31/10

                                                                     6-MONTH        1-YEAR        5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------------------------
NQN                                                                    0.82%        14.09%         4.49%          6.74%
NVN                                                                    0.69%        14.75%         4.54%          6.57%
NUN                                                                    0.68%        14.51%         4.45%          6.36%
NNF                                                                    0.65%        12.73%         4.37%          6.40%
NKO                                                                    0.55%        12.87%         4.62%           N/A
NRK                                                                    0.95%        13.96%         5.23%           N/A

Standard & Poor's (S&P) New York Municipal Bond Index (2)              0.53%        10.73%         4.70%          5.65%
Standard & Poor's (S&P) Insured National Municipal Bond Index (3)     -0.05%        10.66%         4.35%          5.71%
Lipper Single-State Insured Municipal Debt Funds Average (4)          -1.24%        18.17%         3.87%          6.06%
-----------------------------------------------------------------------------------------------------------------------

For the six months ended March 31, 2010, the cumulative returns on common share net asset value (NAV) for all six of these New York Funds outperformed the Standard & Poor's (S&P) New York Municipal Bond Index, the Standard & Poor's (S&P) Insured National Municipal Bond Index and the Lipper Single-State Insured Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page five.

* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(3) The Standard & Poor's (S&P) Insured National Municipal Bond Index is a national unleveraged, market value-weighted index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six-month 33 funds,1-year, 33 funds; 5-year, 33 funds; and 10-year, 18 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

                                                            Nuveen Investments 3

During this period, short and intermediate-term bonds generally outperformed credits with longer maturities, with bonds maturing in 20 years or more posting negative returns for the period. Overall, duration and yield curve positioning was slightly positive for the performances of these Funds, with the exception of NKO, where the impact from duration was neutral. Although the Funds benefited from being underweight in the underperforming longer end of the yield curve, this was offset to some degree by their underexposure to the shorter part of the curve that outperformed.

Credit exposure played an important role in performance of these Funds. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations, and a growing appetite for additional risk. At the same time, the supply of issuance of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. On the whole, the Funds' performance benefited from their allocations to lower quality credits. This was especially true in NQN and NRK, which had the heaviest weightings of bonds rated BBB or lower among these six Funds.

Holdings that generally contributed positively to the Fund's performance during this period included housing and health care bonds. These Funds tended to be overweight in both housing and health care credits, which enhanced their returns. Revenue bonds as a whole performed well, with resource recovery, electric utilities, leasing and transportation among the sectors also outperforming the general municipal market for this period. In addition, pre-refunded bonds, which are typically backed by U.S. Treasury securities, were among the stronger performers, primarily due to their shorter effective maturities. As of March 31, 2010, NRK had the largest allocation of pre-refunded bonds among these six Funds, which benefited its performance.

Zero coupon bonds, special tax credits, and general obligation (GO) bonds generally posted negative returns for this period, while education and water and sewer bonds failed to keep pace with the overall municipal market for the six months.

4 Nuveen Investments

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a significant positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. As of March 31, 2010, some funds have issued Variable Rate Demand Preferred Shares
(VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some funds have issued MuniFund Term Preferred Shares (MTP), a fixed rate form of preferred stock with a mandatory redemption period of five years.

                                                            Nuveen Investments 5

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

As of March 31, 2010, the amounts of ARPS redeemed at par by the following Funds are as shown in the accompanying table.

                                            AUCTION RATE           % OF ORIGINAL
                                        PREFERRED SHARES            AUCTION RATE
FUND                                            REDEEMED        PREFERRED SHARES
--------------------------------------------------------------------------------
NQN                                      $    32,500,000                   22.6%
NVN                                      $    29,100,000                   15.1%
NUN                                      $    36,225,000                   18.4%
NNF                                      $    14,650,000                   22.5%
NKO                                      $    61,000,000                  100.0%
--------------------------------------------------------------------------------

Subsequent to the reporting period, NRK completed the issuance of $27.68 million of 2.55%, Series 2015 MTP. The net proceeds from this offering were used to refinance the Fund's outstanding ARPS at par. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbol "NRK Pr C". MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund's managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in their cost of leverage should short-term interest rates rise sharply in the coming years.

Subsequent to the reporting period, NRK noticed for redemption at par all $27.0 million of its outstanding ARPS using the proceeds from the issuance of MTP described above.

As of March 31, 2010, 82 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.3 billion of the approximately $11.0 billion originally outstanding.

On April 9, 2010, twenty-six Nuveen leveraged closed-end funds, including NUN, received a demand letter from a law firm on behalf of the each such fund's common shareholders, alleging that Nuveen and the fund's officers and Board of Directors breached their fiduciary duties related to the redemption at par of the fund's ARPS. The funds' independent Board is evaluating the demand letters for each fund.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

6 Nuveen Investments

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

On May 3, 2010, after the close of this reporting period, the Funds' Board of Directors/Trustees approved changes to each Fund's investment policies. The Board took this action in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund's investment policies are intended to increase the Funds' investment flexibility in pursuing their investment objective, while retaining the insured nature of its portfolio.

The changes, effective immediately, provide that under normal circumstances, the Funds invest at least 80% of their net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least "BBB-" at the time of purchase by at least one independent rating agency. In addition, each Fund invests at least 80% of its net assets in municipal securities that are rated at least "BBB-" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Nuveen Asset Management, or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%. Each Fund may also invest up to 20% of its net assets in municipal securities rated at least "BBB-" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by Nuveen Asset Management).

                                                            Nuveen Investments 7

Common Share Dividend
and Share Price Information

During the six-month reporting period ended March 31, 2010, NVN, NUN and NNF each had two monthly dividend increases, while NQN, NKO, and NRK each had one monthly dividend increase.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2009 as follows:

                                                       SHORT-TERM CAPITAL GAINS
                       LONG-TERM CAPITAL GAINS           AND/OR ORDINARY INCOME
FUND                                (PER SHARE)                      (PER SHARE)
--------------------------------------------------------------------------------
NKO                                  $  0.0019                        $  0.0007
NRK                                  $  0.0407                        $  0.0245
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2010, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes, and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of March 31, 2010, the Funds cumulatively repurchased and retired common shares as shown in the accompanying table.


                                          COMMON SHARES         % OF OUTSTANDING
FUND                                        REPURCHASED            COMMON SHARES
--------------------------------------------------------------------------------
NQN                                             105,600                     0.6%
NVN                                             118,000                     0.5%
NUN                                             159,800                     0.7%
NNF                                              85,700                     1.0%
NKO                                              27,000                     0.3%
NRK                                               6,800                     0.2%
--------------------------------------------------------------------------------

During the six-month reporting period, the following Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

8 Nuveen Investments

                                       WEIGHTED AVERAGE         WEIGHTED AVERAGE
                   COMMON SHARES        PRICE PER SHARE       DISCOUNT PER SHARE
FUND                 REPURCHASED            REPURCHASED              REPURCHASED
--------------------------------------------------------------------------------
NUN                        1,700              $   12.81                   12.38%
NNF                       12,700              $   13.02                   11.83%
--------------------------------------------------------------------------------

As of March 31, 2010, the Funds' common share prices were trading at (-)discounts to their common share NAVs as shown in the accompanying table.

                                          3/31/10              SIX-MONTH AVERAGE
FUND                                  (-)DISCOUNT                    (-)DISCOUNT
--------------------------------------------------------------------------------
NQN                                        -4.25%                         -8.01%
NVN                                        -7.75%                         -9.99%
NUN                                        -6.99%                         -9.75%
NNF                                        -7.72%                        -10.41%
NKO                                        -8.48%                         -9.90%
NRK                                        -5.78%                         -8.68%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NQN Performance OVERVIEW | Nuveen New York Investment Quality Municipal Fund,
Inc.

as of March 31, 2010

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                  $    14.19
-------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $    14.82
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -4.25%
-------------------------------------------------------------------------------
Market Yield                                                              5.37%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.00%
-------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $  259,571
-------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           14.62
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                6.98
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
-------------------------------------------------------------------------------
                                           ON SHARE PRICE               ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                 3.24%                0.82%
-------------------------------------------------------------------------------
1-Year                                              31.65%               14.09%
-------------------------------------------------------------------------------
5-Year                                               5.41%                4.49%
-------------------------------------------------------------------------------
10-Year                                              7.39%                6.74%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    36.6%
-------------------------------------------------------------------------------
Health Care                                                               14.7%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         12.0%
-------------------------------------------------------------------------------
Transportation                                                            11.2%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     8.3%
-------------------------------------------------------------------------------
Water and Sewer                                                            5.3%
-------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                   1.7%
-------------------------------------------------------------------------------
Other                                                                     10.2%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
NPFG(4)                                                                   28.2%
-------------------------------------------------------------------------------
AMBAC                                                                     27.1%
-------------------------------------------------------------------------------
FGIC                                                                      22.0%
-------------------------------------------------------------------------------
AGM                                                                       16.3%
-------------------------------------------------------------------------------
Other                                                                      6.4%
-------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                    93%
U.S. Guaranteed*                                                            3%
AAA (Uninsured)                                                             -%**
AA (Uninsured)                                                              4%

* U.S. Guaranteed includes 3% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

**    Rounds to less than 1%.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Apr                                                                    $  0.056
May                                                                      0.0615
Jun                                                                      0.0615
Jul                                                                      0.0615
Aug                                                                      0.0615
Sep                                                                      0.0625
Oct                                                                      0.0625
Nov                                                                      0.0625
Dec                                                                      0.0635
Jan                                                                      0.0635
Feb                                                                      0.0635
Mar                                                                      0.0635

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

4/01/09                                                                 $ 11.45
                                                                          11.75
                                                                          11.86
                                                                          11.94
                                                                             12
                                                                          12.27
                                                                          12.54
                                                                          12.52
                                                                          12.61
                                                                          12.59
                                                                          12.95
                                                                          12.09
                                                                           12.4
                                                                           12.7
                                                                           12.5
                                                                        12.8199
                                                                          12.73
                                                                          13.03
                                                                          13.33
                                                                          13.38
                                                                          13.27
                                                                          13.98
                                                                          14.23
                                                                          14.34
                                                                          14.14
                                                                             14
                                                                         14.026
                                                                          14.15
                                                                          13.88
                                                                          13.15
                                                                          13.21
                                                                          13.24
                                                                          13.45
                                                                          13.13
                                                                          13.17
                                                                           13.2
                                                                          13.31
                                                                        13.4173
                                                                          13.61
                                                                          13.29
                                                                          13.34
                                                                          13.51
                                                                          13.49
                                                                           13.5
                                                                           13.5
                                                                          13.62
                                                                        13.7201
                                                                          13.79
                                                                          14.31
                                                                          14.15
                                                                          14.07
                                                                          14.36
                                                                          14.35
3/31/10                                                                   14.19

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2)   Excluding Euro Dollar Time Deposit.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

10 Nuveen Investments

NVN Performance OVERVIEW | Nuveen New York Select Quality Municipal Fund, Inc.

as of March 31, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                     84%
U.S. Guaranteed*                                                             9%
AAA (Uninsured)                                                              1%
AA (Uninsured)                                                               6%

* U.S. Guaranteed includes 9% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Apr                                                                    $ 0.0545
May                                                                      0.0595
Jun                                                                      0.0595
Jul                                                                      0.0595
Aug                                                                      0.0595
Sep                                                                       0.062
Oct                                                                       0.062
Nov                                                                       0.062
Dec                                                                       0.064
Jan                                                                       0.064
Feb                                                                       0.064
Mar                                                                       0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

4/01/09                                                                 $ 11.35
                                                                          11.61
                                                                          11.68
                                                                          11.63
                                                                          11.71
                                                                          12.07
                                                                          12.26
                                                                          12.14
                                                                          12.19
                                                                          12.21
                                                                          12.22
                                                                             12
                                                                          11.98
                                                                          12.25
                                                                          12.16
                                                                          12.33
                                                                          12.38
                                                                          12.76
                                                                         13.084
                                                                          13.18
                                                                          13.25
                                                                          13.27
                                                                          13.42
                                                                          13.61
                                                                           13.6
                                                                          13.73
                                                                        13.8664
                                                                          14.06
                                                                          13.95
                                                                          13.17
                                                                           13.4
                                                                          13.19
                                                                          13.44
                                                                          13.12
                                                                          13.11
                                                                          13.16
                                                                          13.12
                                                                          13.45
                                                                          13.45
                                                                          13.47
                                                                          13.55
                                                                          13.54
                                                                          13.64
                                                                          13.52
                                                                          13.57
                                                                        13.6805
                                                                          13.74
                                                                          13.55
                                                                          13.65
                                                                          13.97
                                                                          13.86
                                                                          13.92
                                                                          13.88
3/31/10                                                                   13.92

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   13.92
-------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   15.09
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.75%
-------------------------------------------------------------------------------
Market Yield                                                              5.60%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.35%
-------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 349,961
-------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           15.56
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                7.99
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
-------------------------------------------------------------------------------
                                             ON SHARE PRICE              ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                  4.05%               0.69%
-------------------------------------------------------------------------------
1-Year                                               29.77%              14.75%
-------------------------------------------------------------------------------
5-Year                                                5.07%               4.54%
-------------------------------------------------------------------------------
10-Year                                               7.00%               6.57%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    34.2%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         14.3%
-------------------------------------------------------------------------------
Health Care                                                               11.3%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                            9.3%
-------------------------------------------------------------------------------
Utilities                                                                  7.7%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     5.9%
-------------------------------------------------------------------------------
Transportation                                                             5.9%
-------------------------------------------------------------------------------
Water and Sewer                                                            5.4%
-------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                   1.7%
-------------------------------------------------------------------------------
Other                                                                      4.3%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
NPFG(4)                                                                   29.9%
-------------------------------------------------------------------------------
AMBAC                                                                     29.2%
-------------------------------------------------------------------------------
FGIC                                                                      19.2%
-------------------------------------------------------------------------------
AGM                                                                       17.8%
-------------------------------------------------------------------------------
Other                                                                      3.9%
-------------------------------------------------------------------------------

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2)   Excluding Euro Dollar Time Deposit.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 11

NUN Performance OVERVIEW | Nuveen New York Quality Income Municipal Fund, Inc. as of March 31, 2010

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   13.83
-------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.87
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -6.99%
-------------------------------------------------------------------------------
Market Yield                                                              5.81%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.66%
-------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 353,204
-------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           13.99
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                7.83
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
-------------------------------------------------------------------------------
                                     ON SHARE PRICE                     ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                          3.98%                       0.68%
-------------------------------------------------------------------------------
1-Year                                       30.78%                      14.51%
-------------------------------------------------------------------------------
5-Year                                        5.21%                       4.45%
-------------------------------------------------------------------------------
10-Year                                       7.14%                       6.36%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    32.9%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         14.2%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           12.4%
-------------------------------------------------------------------------------
Health Care                                                               10.0%
-------------------------------------------------------------------------------
Transportation                                                             9.8%
-------------------------------------------------------------------------------
Utilities                                                                  7.1%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     6.3%
-------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                   0.3%
-------------------------------------------------------------------------------
Other                                                                      7.0%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
NPFG(4)                                                                   29.0%
-------------------------------------------------------------------------------
AMBAC                                                                     23.8%
-------------------------------------------------------------------------------
AGM                                                                       21.9%
-------------------------------------------------------------------------------
FGIC                                                                      21.6%
-------------------------------------------------------------------------------
Other                                                                      3.7%
-------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                    85%
U.S. Guaranteed*                                                           12%
AAA (Uninsured)                                                             -%**
AA (Uninsured)                                                              3%

* U.S. Guaranteed includes 12% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

**    Rounds to less than 1%.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Apr                                                                  $    0.054
May                                                                       0.059
Jun                                                                       0.059
Jul                                                                       0.059
Aug                                                                       0.059
Sep                                                                       0.061
Oct                                                                       0.061
Nov                                                                       0.061
Dec                                                                       0.063
Jan                                                                       0.063
Feb                                                                       0.063
Mar                                                                       0.067

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

4/01/09                                                              $  11.2073
                                                                           11.5
                                                                        11.7364
                                                                          11.55
                                                                          11.75
                                                                          12.01
                                                                          12.23
                                                                          12.12
                                                                           12.1
                                                                           12.2
                                                                          12.11
                                                                        11.9532
                                                                          11.93
                                                                          12.11
                                                                          12.17
                                                                          12.16
                                                                          12.32
                                                                          12.76
                                                                          12.93
                                                                          12.96
                                                                          12.97
                                                                          13.16
                                                                          13.22
                                                                          13.38
                                                                          13.44
                                                                           13.6
                                                                          13.69
                                                                          13.82
                                                                          13.52
                                                                          13.09
                                                                          13.26
                                                                          13.11
                                                                          13.22
                                                                          12.93
                                                                          12.86
                                                                          13.04
                                                                          13.07
                                                                          13.25
                                                                          13.17
                                                                          13.19
                                                                           13.3
                                                                          13.39
                                                                          13.35
                                                                          13.35
                                                                          13.59
                                                                          13.64
                                                                          13.54
                                                                           13.5
                                                                        13.4505
                                                                          13.78
                                                                          13.95
                                                                        13.9499
                                                                          13.83
3/31/10                                                                 13.8305

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2)   Excluding Euro Dollar Time Deposit.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

12 Nuveen Investments

NNF Performance OVERVIEW | Nuveen Insured New York Premium Income Municipal Fund, Inc.

as of March 31, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                    89%
U.S. Guaranteed*                                                            6%
AAA (Uninsured)                                                             -%**
AA (Uninsured)                                                              5%
A (Uninsured)                                                               -%**

* U.S. Guaranteed includes 6% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

**    Rounds to less than 1%.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Apr                                                                   $  0.0505
May                                                                       0.055
Jun                                                                       0.055
Jul                                                                       0.055
Aug                                                                       0.055
Sep                                                                       0.056
Oct                                                                       0.056
Nov                                                                       0.056
Dec                                                                        0.06
Jan                                                                        0.06
Feb                                                                        0.06
Mar                                                                       0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

4/01/09                                                               $   11.29
                                                                          11.42
                                                                        11.7199
                                                                          11.72
                                                                          11.96
                                                                          12.11
                                                                          12.34
                                                                           12.4
                                                                           12.2
                                                                          12.25
                                                                           12.2
                                                                             12
                                                                             12
                                                                           12.1
                                                                          12.06
                                                                          12.25
                                                                          12.34
                                                                           12.6
                                                                          13.23
                                                                           13.1
                                                                          13.26
                                                                          13.27
                                                                          13.44
                                                                          13.58
                                                                           13.6
                                                                          13.81
                                                                          13.76
                                                                          13.81
                                                                         13.774
                                                                          12.91
                                                                          13.27
                                                                          13.06
                                                                           13.3
                                                                          13.05
                                                                         13.028
                                                                          13.19
                                                                          13.18
                                                                          13.25
                                                                          13.29
                                                                        13.3595
                                                                          13.39
                                                                          13.46
                                                                          13.39
                                                                          13.46
                                                                          13.45
                                                                          13.49
                                                                          13.55
                                                                           13.5
                                                                          13.56
                                                                          13.74
                                                                         13.917
                                                                         14.002
                                                                          13.85
3/31/10                                                                   13.87

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   13.87
-------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   15.03
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.72%
-------------------------------------------------------------------------------
Market Yield                                                              5.36%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               7.99%
-------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $123,915
-------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           14.63
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                7.34
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
-------------------------------------------------------------------------------
                                        ON SHARE PRICE                  ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                             4.39%                    0.65%
-------------------------------------------------------------------------------
1-Year                                          28.92%                   12.73%
-------------------------------------------------------------------------------
5-Year                                           5.08%                    4.37%
-------------------------------------------------------------------------------
10-Year                                          6.87%                    6.40%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    37.4%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         15.0%
-------------------------------------------------------------------------------
Health Care                                                               14.8%
-------------------------------------------------------------------------------
Transportation                                                             7.9%
-------------------------------------------------------------------------------
Water and Sewer                                                            7.4%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                            5.9%
-------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                   0.9%
-------------------------------------------------------------------------------
Other                                                                     10.7%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
AMBAC                                                                     29.6%
-------------------------------------------------------------------------------
NPFG(4)                                                                   27.0%
-------------------------------------------------------------------------------
AGM                                                                       17.7%
-------------------------------------------------------------------------------
FGIC                                                                      17.0%
-------------------------------------------------------------------------------
Other                                                                      8.7%
-------------------------------------------------------------------------------

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2)   Excluding Euro Dollar Time Deposit.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 13

NKO Performance OVERVIEW | Nuveen Insured New York Dividend Advantage Municipal Fund

as of March 31, 2010

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   13.60
-------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.86
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.48%
-------------------------------------------------------------------------------
Market Yield                                                              5.69%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.48%
-------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 117,917
-------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           16.08
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                6.39
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
-------------------------------------------------------------------------------
                                    ON SHARE PRICE                      ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                        -0.51%                        0.55%
-------------------------------------------------------------------------------
1-Year                                      24.78%                       12.87%
-------------------------------------------------------------------------------
5-Year                                       5.08%                        4.62%
-------------------------------------------------------------------------------
Since
Inception                                    4.90%                        6.28%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    29.3%
-------------------------------------------------------------------------------
Health Care                                                               15.6%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         13.7%
-------------------------------------------------------------------------------
Transportation                                                             9.8%
-------------------------------------------------------------------------------
Utilities                                                                  7.6%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     7.1%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                            5.3%
-------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                   2.0%
-------------------------------------------------------------------------------
Other                                                                      9.6%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
NPFG(5)                                                                   26.5%
-------------------------------------------------------------------------------
AMBAC                                                                     25.3%
-------------------------------------------------------------------------------
AGM                                                                       22.8%
-------------------------------------------------------------------------------
FGIC                                                                      21.3%
-------------------------------------------------------------------------------
Other                                                                      4.1%
-------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                    75%
U.S. Guaranteed*                                                            5%
FHA/FNMA/GNMA
Guaranteed                                                                 12%
AA (Uninsured)                                                              5%
BBB (Uninsured)                                                             3%

* U.S. Guaranteed includes 3% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE (4)

                                  [BAR CHART]

Apr                                                                   $   0.055
May                                                                       0.062
Jun                                                                       0.062
Jul                                                                       0.062
Aug                                                                       0.062
Sep                                                                      0.0635
Oct                                                                      0.0635
Nov                                                                      0.0635
Dec                                                                      0.0645
Jan                                                                      0.0645
Feb                                                                      0.0645
Mar                                                                      0.0645

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

4/01/09                                                                $  11.46
                                                                           11.5
                                                                          11.57
                                                                          11.71
                                                                          11.97
                                                                          12.49
                                                                          12.31
                                                                        12.3801
                                                                          12.27
                                                                          12.31
                                                                        12.4499
                                                                           12.3
                                                                          12.12
                                                                          12.21
                                                                        12.3001
                                                                          12.42
                                                                          12.42
                                                                        12.6701
                                                                          13.14
                                                                           12.9
                                                                          12.89
                                                                          13.08
                                                                          13.13
                                                                          13.47
                                                                          13.46
                                                                          13.62
                                                                         14.031
                                                                        14.0555
                                                                          13.96
                                                                        13.0701
                                                                        13.2346
                                                                           13.2
                                                                          13.06
                                                                          13.06
                                                                         13.212
                                                                           13.4
                                                                           13.2
                                                                          13.15
                                                                          13.13
                                                                          13.14
                                                                           13.1
                                                                          13.19
                                                                           13.4
                                                                         13.268
                                                                          13.35
                                                                          13.45
                                                                          13.39
                                                                          13.42
                                                                          13.55
                                                                        13.6001
                                                                          13.66
                                                                          13.68
                                                                           13.8
3/31/10                                                                    13.6

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2)   Excluding Euro Dollar Time Deposit.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0026 per share.

(5)   MBIA's public finance subsidiary.

14 Nuveen Investments

NRK Performance OVERVIEW | Nuveen Insured New York Tax-Free Advantage Municipal Fund

as of March 31, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                     65%
U.S. Guaranteed*                                                            17%
FHA/FNMA/GNMA Guaranteed                                                    11%
AA (Uninsured)                                                               3%
BBB (Uninsured)                                                              4%

* U.S. Guaranteed includes 12% (as a % of total investments, excluding Euro Dollar Time Deposit) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE (4)

                                  [BAR CHART]

Apr                                                                  $   0.0545
May                                                                      0.0545
Jun                                                                      0.0545
Jul                                                                      0.0545
Aug                                                                      0.0545
Sep                                                                       0.058
Oct                                                                       0.058
Nov                                                                       0.058
Dec                                                                      0.0615
Jan                                                                      0.0615
Feb                                                                      0.0615
Mar                                                                      0.0615

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

4/01/09                                                              $    11.72
                                                                          11.72
                                                                        12.0702
                                                                        11.7001
                                                                          12.37
                                                                          12.69
                                                                          12.65
                                                                           12.4
                                                                         12.633
                                                                        12.7743
                                                                          12.93
                                                                           12.6
                                                                          12.25
                                                                          12.43
                                                                          12.25
                                                                         12.382
                                                                          12.68
                                                                          12.92
                                                                          13.35
                                                                          13.33
                                                                           13.1
                                                                          13.45
                                                                        13.7499
                                                                          13.65
                                                                        13.4901
                                                                        13.8501
                                                                          13.71
                                                                          14.07
                                                                          13.86
                                                                          13.36
                                                                          13.89
                                                                          13.32
                                                                        13.3525
                                                                          13.16
                                                                          13.16
                                                                         13.045
                                                                        13.2999
                                                                          13.45
                                                                          13.25
                                                                          13.39
                                                                          13.57
                                                                        13.3999
                                                                          13.61
                                                                        13.4818
                                                                          13.53
                                                                          13.68
                                                                           13.7
                                                                          13.66
                                                                          13.51
                                                                          13.88
                                                                          13.76
                                                                          13.88
                                                                          13.92
3/31/10                                                                   14.03

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   14.03
-------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.89
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -5.78%
-------------------------------------------------------------------------------
Market Yield                                                              5.26%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               7.84%
-------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  52,198
-------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           13.86
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                7.01
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
-------------------------------------------------------------------------------
                                     ON SHARE PRICE                     ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                          5.68%                       0.95%
-------------------------------------------------------------------------------
1-Year                                       26.99%                      13.96%
-------------------------------------------------------------------------------
5-Year                                        6.30%                       5.23%
-------------------------------------------------------------------------------
Since
Inception                                     4.58%                       5.73%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    30.7%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           16.6%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         15.7%
-------------------------------------------------------------------------------
Health Care                                                               14.7%
-------------------------------------------------------------------------------
Transportation                                                             8.0%
-------------------------------------------------------------------------------
Euro Dollar Time Deposit                                                   4.3%
-------------------------------------------------------------------------------
Other                                                                     10.0%
-------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
-------------------------------------------------------------------------------
AMBAC                                                                     30.8%
-------------------------------------------------------------------------------
NPFG(5)                                                                   29.2%
-------------------------------------------------------------------------------
FGIC                                                                      16.3%
-------------------------------------------------------------------------------
AGM                                                                       11.0%
-------------------------------------------------------------------------------
AGC                                                                        6.5%
-------------------------------------------------------------------------------
Other                                                                      6.2%
-------------------------------------------------------------------------------

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2)   Excluding Euro Dollar Time Deposit.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0652 per share.

(5)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 15

NQN | Shareholder Meeting Report
NVN | The annual meeting of shareholders was held in the offices of Nuveen
NUN | Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.


                                                 NQN                              NVN                          NUN
--------------------------------------------------------------------------------------------------------------------------------
                                    Common and                       Common and                      Common and
                                     Preferred        Preferred       Preferred       Preferred       Preferred       Preferred
                                 shares voting    shares voting   shares voting   shares voting   shares voting   shares voting
                                      together         together        together        together        together        together
                                    as a class       as a class      as a class      as a class      as a class      as a class
--------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                              14,035,361            1,641      19,167,182           2,736      19,265,467           3,119
   Withhold                          1,019,188              222       1,599,590             423       2,117,167             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================
Robert P. Bremner
   For                              13,939,231            1,641      19,167,037           2,736      19,282,057           3,119
   Withhold                          1,115,318              222       1,599,735             423       2,100,577             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================
Jack B. Evans
   For                              13,939,608            1,641      19,173,186           2,736      19,260,969           3,119
   Withhold                          1,114,941              222       1,593,586             423       2,121,665             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================
William C. Hunter
   For                                      --            1,641              --           2,736              --           3,119
   Withhold                                 --              222              --             423              --             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,863              --           3,159              --           3,395
================================================================================================================================
David J. Kundert
   For                              13,928,793            1,641      19,155,060           2,736      19,244,765           3,119
   Withhold                          1,125,756              222       1,611,712             423       2,137,869             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================
William J. Schneider
   For                                      --            1,641              --           2,736              --           3,119
   Withhold                                 --              222              --             423              --             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            1,863              --           3,159              --           3,395
================================================================================================================================
Judith M. Stockdale
   For                              13,953,775            1,641      19,185,077           2,736      19,287,991           3,119
   Withhold                          1,100,774              222       1,581,695             423       2,094,643             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================
Carole E. Stone
   For                              13,943,491            1,641      19,170,772           2,736      19,275,079           3,119
   Withhold                          1,111,058              222       1,596,000             423       2,107,555             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================
Terence J. Toth
   For                              13,932,325            1,641      19,157,895           2,736      19,246,634           3,119
   Withhold                          1,122,224              222       1,608,877             423       2,136,000             276
--------------------------------------------------------------------------------------------------------------------------------
   Total                            15,054,549            1,863      20,766,772           3,159      21,382,634           3,395
================================================================================================================================

16 Nuveen Investments

NNF |
NKO |
NRK |

                                                  NNF                               NKO                            NRK
---------------------------------------------------------------------------------------------------------------------------------
                                    Common and                       Common and                      Common and
                                     Preferred        Preferred       Preferred       Preferred       Preferred        Preferred
                                 shares voting    shares voting   shares voting   shares voting   shares voting    shares voting
                                      together         together        together        together        together         together
                                    as a class       as a class      as a class      as a class      as a class       as a class
---------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                               7,038,702              747              --              --              --               --
   Withhold                            433,784               80              --              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827              --              --              --               --
=================================================================================================================================
Robert P. Bremner
   For                               7,038,202              747              --              --              --               --
   Withhold                            434,284               80              --              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827              --              --              --               --
=================================================================================================================================
Jack B. Evans
   For                               7,038,702              747              --              --              --               --
   Withhold                            433,784               80              --              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827              --              --              --               --
=================================================================================================================================
William C. Hunter
   For                                      --              747              --             250              --              465
   Withhold                                 --               80              --             227              --              124
---------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              827              --             477              --              589
=================================================================================================================================
David J. Kundert
   For                               7,000,586              747              --              --              --               --
   Withhold                            471,900               80              --              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827              --              --              --               --
=================================================================================================================================
William J. Schneider
   For                                      --              747              --             250              --              465
   Withhold                                 --               80              --             227              --              124
---------------------------------------------------------------------------------------------------------------------------------
   Total                                    --              827              --             477              --              589
=================================================================================================================================
Judith M. Stockdale
   For                               7,038,502              747       6,989,848              --       3,003,699               --
   Withhold                            433,984               80         370,650              --         256,459               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827       7,360,498              --       3,260,158               --
=================================================================================================================================
Carole E. Stone
   For                               7,038,502              747       6,989,148              --       3,003,699               --
   Withhold                            433,984               80         371,350              --         256,459               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827       7,360,498              --       3,260,158               --
=================================================================================================================================
Terence J. Toth
   For                               7,030,586              747              --              --              --               --
   Withhold                            441,900               80              --              --              --               --
---------------------------------------------------------------------------------------------------------------------------------
   Total                             7,472,486              827              --              --              --               --
=================================================================================================================================

                                                           Nuveen Investments 17

NQN | Nuveen New York Investment Quality Municipal Fund, Inc.
Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 18.6% (12.0% OF TOTAL
                  INVESTMENTS)
$         3,500   Dormitory Authority of the State of New York, Insured          7/10 at 100.50            A   $     3,510,045
                     Revenue Bonds, Culinary Institute of America, Series
                     1999, 5.000%, 7/01/22 - NPFG Insured
          2,070   Dormitory Authority of the State of New York, 853 Schools      7/10 at 100.00          N/R         2,085,401
                     Program Insured Revenue Bonds, St. Anne Institute, Issue
                     2, Series 1998E, 5.000%, 7/01/18 - AMBAC Insured
            935   Dormitory Authority of the State of New York, Housing            No Opt. Call            A           902,602
                     Revenue Bonds, Fashion Institute of Technology, Series
                     2007, 5.250%, 7/01/34 - FGIC Insured
          6,500   Dormitory Authority of the State of New York, Insured          7/10 at 100.00            A         6,551,805
                     Revenue Bonds, New York Medical College, Series 1998,
                     5.000%, 7/01/21 - NPFG Insured
          2,000   Dormitory Authority of the State of New York, Insured          7/11 at 100.00          Aa3         2,035,900
                     Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
                     7/01/18 - AMBAC Insured
          3,000   Dormitory Authority of the State of New York, Lease Revenue      No Opt. Call          AA-         3,328,230
                     Bonds, State University Dormitory Facilities, Series
                     2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                     GTY Insured
          1,730   Dormitory Authority of the State of New York, Lease Revenue    7/15 at 100.00          AA-         1,746,556
                     Bonds, State University Dormitory Facilities, Series
                     2004A, 5.000%, 7/01/29 - NPFG Insured
          2,080   Dormitory Authority of the State of New York, Lease Revenue    7/16 at 100.00          AA-         2,129,150
                     Bonds, State University Dormitory Facilities, Series
                     2006A, 5.000%, 7/01/31 - NPFG Insured
            550   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00            A           549,142
                     Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 -
                     FGIC Insured
          1,150   Dormitory Authority of the State of New York, Revenue          7/15 at 100.00         Baa1         1,103,069
                     Bonds, Canisius College, Series 2005, 5.000%, 7/01/21 -
                     NPFG Insured
          2,400   Dormitory Authority of the State of New York, Revenue          7/19 at 100.00          AA-         2,570,448
                     Bonds, New York University, Series 2009A, 5.250%, 7/01/34
          3,000   Dormitory Authority of the State of New York, Revenue          7/19 at 100.00          AA-         3,137,700
                     Bonds, New York University, Series 2009B, 5.000%, 7/01/39
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Rochester Institute of Technology, Series 2006A:
            575      5.250%, 7/01/20 - AMBAC Insured                               No Opt. Call           A1           631,362
            460      5.250%, 7/01/21 - AMBAC Insured                               No Opt. Call           A1           503,355
          4,500   Dormitory Authority of the State of New York, State and        7/15 at 100.00          AA-         4,873,230
                     Local Appropriation Lease Bonds, Upstate Community
                     Colleges, Series 2005A, 5.000%, 7/01/19 - FGIC Insured
          2,390   New York City Industrial Development Agency, New York,         1/17 at 100.00          BB+         2,024,234
                     PILOT Revenue Bonds, Queens Baseball Stadium Project,
                     Series 2006, 5.000%, 1/01/46 - AMBAC Insured
                  New York City Industrial Development Authority, New York,
                  PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
            890      5.000%, 3/01/31 - FGIC Insured                              9/16 at 100.00         BBB-           872,983
          6,080      5.000%, 3/01/36 - NPFG Insured                              9/16 at 100.00            A         5,849,142
          3,685      4.500%, 3/01/39 - FGIC Insured                              9/16 at 100.00         BBB-         3,176,728
            740   New York State Dormitory Authority, Revenue Bonds, New York    7/17 at 100.00          AA-           770,991
                     University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         48,235   Total Education and Civic Organizations                                                           48,352,073
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 22.7% (14.7% OF TOTAL INVESTMENTS)
            590   Dormitory Authority of the State of New York Hospital for      8/19 at 100.00          AAA           652,044
                     Special Surgery, FHA-Insured Mortgage Hospital Revenue
                     Bonds, Series 2009, 6.250%, 8/15/34
                  Dormitory Authority of the State of New York, FHA-Insured
                  Mortgage Hospital Revenue Bonds, Montefiore Medical Center,
                  Series 1999:
            590      5.250%, 8/01/19 - AMBAC Insured                             8/10 at 100.50          N/R           596,691
          4,000      5.500%, 8/01/38 - AMBAC Insured                             8/10 at 100.50          N/R         4,042,400
          6,875   Dormitory Authority of the State of New York, FHA-Insured      8/10 at 100.00          N/R         6,786,656
                     Mortgage Hospital Revenue Bonds, New  York and
                     Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                     AMBAC Insured
          1,780   Dormitory Authority of the State of New York, FHA-Insured      8/17 at 100.00          AAA         1,840,858
                     Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                     Series 2007, 5.000%, 8/15/27 - AGM Insured
          2,575   Dormitory Authority of the State of New York, FHA-Insured      2/15 at 100.00            A         2,615,685
                     Mortgage Revenue Bonds, Montefiore Hospital, Series
                     2004, 5.000%, 8/01/29 - FGIC Insured

 18    Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         3,535   Dormitory Authority of the State of New York, FHA-Insured      2/15 at 100.00            A   $     3,587,636
                     Revenue Bonds, Montefiore Medical Center, Series 2005,
                     5.000%, 2/01/22 - FGIC Insured
          1,500   Dormitory Authority of the State of New York, Hospital         7/10 at 100.50            A         1,511,925
                     Revenue Bonds, Catholic Health Services of Long Island
                     Obligated Group - St. Francis Hospital, Series 1999A,
                     5.500%, 7/01/22 - NPFG Insured
          8,000   Dormitory Authority of the State of New York, Revenue          7/10 at 100.50            A         8,063,600
                     Bonds, Catholic Health Services of Long Island
                     Obligated Group - St. Charles Hospital and
                     Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 -
                     NPFG Insured
          1,325   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00          AAA         1,401,757
                     Bonds, Health Quest System Inc., Series 2007B, 5.250%,
                     7/01/27 - AGC Insured
          6,000   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00           AA         6,338,340
                     Bonds, Memorial Sloan-Kettering Cancer Center, Series
                     2003-1, 5.000%, 7/01/21 - NPFG Insured
          2,030   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA         2,211,705
                     Bonds, New York and Presbyterian Hospital, Series
                     2004A, 5.250%, 8/15/15 - AGM Insured
          1,805   Dormitory Authority of the State of New York, Revenue          5/10 at 100.50            A         1,780,434
                     Bonds, North Shore Health System Obligated Group,
                     Series 1998, 5.000%, 11/01/23 - NPFG Insured
          1,585   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA         1,608,521
                     Bonds, The New York and Presbyterian Hospital Project,
                     Series 2007, 5.000%, 8/15/36 - AGM Insured
          8,525   Dormitory Authority of the State of New York, Revenue          7/11 at 101.00         Baa1         8,533,184
                     Bonds, Winthrop South Nassau University Health System
                     Obligated Group, Series 2001B, 5.250%, 7/01/26 - AMBAC
                     Insured
          2,000   New York City Health and Hospitals Corporation, New York,      8/10 at 100.00           A+         2,005,380
                     Health System Revenue Bonds, Series 1999A, 5.125%,
                     2/15/14 - AMBAC Insured
                  New York City Health and Hospitals Corporation, New York,
                  Health System Revenue Bonds, Series 2003A:
          3,150      5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00           A+         3,284,978
          2,100      5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00           A+         2,172,933
-------------------------------------------------------------------------------------------------------------------------------
         57,965   Total Health Care                                                                                 59,034,727
-------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.6% (2.9% OF TOTAL INVESTMENTS)
                  New York City Housing Development Corporation, New York,
                  Capital Fund Program Revenue Bonds, Series 2005A:
          1,230      5.000%, 7/01/14 - NPFG Insured                                No Opt. Call          AA+         1,376,395
          1,230      5.000%, 7/01/16 - NPFG Insured                              7/15 at 100.00          AA+         1,350,491
          5,740      5.000%, 7/01/25 - NPFG Insured (UB)                         7/15 at 100.00          AA+         5,959,434
            420   New York City, New York, Multifamily Housing Revenue           1/17 at 100.00          AAA           400,193
                     Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 -
                     AMBAC Insured (Alternative Minimum Tax)
          2,000   New York State Housing Finance Agency, Affordable Housing     11/17 at 100.00          Aa2         2,004,860
                     Revenue Bonds, Series 2007B, 5.300%, 11/01/37
                     (Alternative Minimum Tax)
            450   New York State Housing Finance Agency, Affordable Housing      5/19 at 100.00          Aa2           442,503
                     Revenue Bonds, Series 2009B, 4.500%, 11/01/29
             30   New York State Housing Finance Agency, FHA-Insured             8/10 at 100.00            A            30,078
                     Multifamily Housing Mortgage Revenue Bonds, Series
                     1994B, 6.250%, 8/15/14 - AMBAC Insured
                  New York State Housing Finance Agency, Mortgage Revenue
                  Refunding Bonds, Housing Project, Series 1996A:
            110      6.100%, 11/01/15 - AGM Insured                              5/10 at 100.00          AAA           110,479
            150      6.125%, 11/01/20 - AGM Insured                              5/10 at 100.00          AAA           150,182
-------------------------------------------------------------------------------------------------------------------------------
         11,360   Total Housing/Multifamily                                                                         11,824,615
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 12.9% (8.3% OF TOTAL INVESTMENTS)
          3,000   Dormitory Authority of the State of New York, School          10/15 at 100.00           A+         3,035,940
                     Districts Revenue Bond Financing Program, Peekskill
                     City School District, Series 2005D, 5.000%, 10/01/33 -
                     NPFG Insured
          1,200   Erie County, New York, General Obligation Bonds, Series        3/13 at 100.00         Baa2         1,259,556
                     2003A, 5.250%, 3/15/16 - FGIC Insured
            635   Erie County, New York, General Obligation Bonds, Series          No Opt. Call         Baa1           681,038
                     2004B, 5.250%, 4/01/13 - NPFG Insured
          2,000   Hempstead Town, New York, General Obligation Bonds, Series     1/11 at 101.00          Aa1         2,092,380
                     2001A, 5.250%, 1/15/14 - NPFG Insured

                                                          Nuveen Investments 19

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         1,000   Monroe County, New York, General Obligation Public             3/12 at 100.00            A   $     1,033,880
                     Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
                     Insured
          3,000   New York City, New York, General Obligation Bonds, Fiscal      8/19 at 100.00           AA         3,234,030
                     2009 Series C, 5.000%, 8/01/23
            400   New York City, New York, General Obligation Bonds, Fiscal      8/19 at 100.00           AA           423,840
                     2009 Series E, 5.000%, 8/01/28
          2,300   New York City, New York, General Obligation Bonds, Fiscal      3/15 at 100.00           AA         2,456,446
                     Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                  New York City, New York, General Obligation Bonds:
          3,000      5.000%, 11/01/19 - AGM Insured (UB)                        11/14 at 100.00          AAA         3,224,070
          2,300      5.000%, 11/01/20 - AGM Insured (UB)                        11/14 at 100.00          AAA         2,452,375
                  Pavilion Central School District, Genesee County, New York,
                  General Obligation Bonds, Series 2005:
          1,650      5.000%, 6/15/16 - AGM Insured                               6/15 at 100.00          AAA         1,854,221
          1,815      5.000%, 6/15/18 - AGM Insured                               6/15 at 100.00          AAA         1,976,608
          1,145   Three Village Central School District, Brookhaven and            No Opt. Call          Aa3         1,318,147
                     Smithtown, Suffolk County, New York, General Obligation
                     Bonds, Series 2005, 5.000%, 6/01/18 - FGIC Insured
          1,620   West Islip Union Free School District, Suffolk County,        10/15 at 100.00          Aa3         1,826,469
                     New York, General Obligation Bonds, Series 2005, 5.000%,
                     10/01/16 - AGM Insured
          6,110   Yonkers, New York, General Obligation Bonds, Series 2005A,     8/15 at 100.00            A         6,499,451
                     5.000%, 8/01/16 - NPFG Insured
-------------------------------------------------------------------------------------------------------------------------------
         31,175   Total Tax Obligation/General                                                                      33,368,451
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 54.9% (35.4% OF TOTAL
                     INVESTMENTS)
          1,575   Dormitory Authority of the State of New York, Department       7/15 at 100.00          AA-         1,637,039
                     of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24
                     - CIFG Insured
          1,340   Dormitory Authority of the State of New York, Insured          7/10 at 100.50          N/R         1,357,554
                     Revenue Bonds, 853 Schools Program - Anderson School,
                     Series 1999E, Issue 2, 5.750%, 7/01/19 - AMBAC Insured
          2,000   Dormitory Authority of the State of New York, Insured          7/10 at 100.50            A         2,027,180
                     Revenue Bonds, Special Act School District Program,
                     Series 1999, 5.750%, 7/01/19 - NPFG Insured
          1,000   Dormitory Authority of the State of New York, Lease            8/11 at 100.00          AAA         1,045,320
                     Revenue Bonds, Nassau County Board of Cooperative
                     Educational Services, Series 2001A, 5.250%, 8/15/21 -
                     AGM Insured
          1,500   Dormitory Authority of the State of New York, Lease            8/14 at 100.00          AAA         1,554,555
                     Revenue Bonds, Wayne-Finger Lakes Board of Cooperative
                     Education Services, Series 2004, 5.000%, 8/15/23 - AGM
                     Insured
          2,410   Dormitory Authority of the State of New York, Revenue          7/14 at 100.00          AA-         2,520,450
                     Bonds, Department of Health, Series 2004-2, 5.000%,
                     7/01/20 - FGIC Insured
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Mental Health Services Facilities Improvements,
                  Series 2005D-1:
          2,120      5.000%, 2/15/15 - FGIC Insured                                No Opt. Call          AA-         2,370,202
          1,200      5.000%, 8/15/23 - FGIC Insured                              2/15 at 100.00          AA-         1,242,912
          4,600   Dormitory Authority of the State of New York, Revenue         10/12 at 100.00           A+         4,921,494
                     Bonds, School Districts Financing Program, Series
                     2002D, 5.250%, 10/01/23 - NPFG Insured
          3,135   Dormitory Authority of the State of New York, Secured          8/10 at 100.00           A1         3,135,063
                     Hospital Insured Revenue Bonds, Southside Hospital,
                     Series 1998, 5.000%, 2/15/25 - NPFG Insured
            375   Dormitory Authority of the State of New York, State            3/15 at 100.00          AAA           400,665
                     Personal Income Tax Revenue Bonds, Series 2005F,
                     5.000%, 3/15/21 - AGM Insured
          1,780   Erie County Industrial Development Agency, New York,           5/18 at 100.00          AAA         1,958,427
                     School Facility Revenue Bonds, Buffalo City School
                     District Project, Series 2008A, 5.750%, 5/01/27 - AGM
                     Insured (UB)
          2,400   Erie County Industrial Development Agency, New York,             No Opt. Call          AA-         2,492,208
                     School Facility Revenue Bonds, Buffalo City School
                     District Project, Series 2009A, 5.000%, 5/01/31
                  Erie County Industrial Development Agency, New York,
                  School Facility Revenue Bonds, Buffalo City School
                  District, Series 2003:
          1,000      5.750%, 5/01/20 - AGM Insured                               5/12 at 100.00          AAA         1,079,050
          1,200      5.750%, 5/01/22 - AGM Insured                               5/12 at 100.00          AAA         1,276,068
          1,290   Erie County Industrial Development Agency, New York,           5/14 at 100.00          AAA         1,364,756
                     School Facility Revenue Bonds, Buffalo City School
                     District, Series 2004, 5.750%, 5/01/26 - AGM Insured
                     (UB)

 20    Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         5,630   Erie County Industrial Development Agency, New York, School    5/17 at 100.00          AAA   $     6,127,298
                     Facility Revenue Bonds, Buffalo City School District,
                     Series 2007A, 5.750%, 5/01/28 - AGM
                     Insured (UB)
         10,735   Hudson Yards Infrastructure Corporation, New York, Revenue     2/17 at 100.00            A        10,271,892
                     Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
          6,000   Metropolitan Transportation Authority, New York, Dedicated    11/12 at 100.00          AAA         6,278,460
                     Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - AGM
                     Insured
          2,760   Metropolitan Transportation Authority, New York, State         7/12 at 100.00          AA-         2,960,045
                     Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                     NPFG Insured
                  Metropolitan Transportation Authority, New York, State
                  Service Contract Refunding Bonds, Series 2002A:
          4,500      5.750%, 7/01/18 - AGM Insured (UB)                            No Opt. Call          AAA         5,260,230
          1,250      5.500%, 1/01/19 - NPFG Insured                              7/12 at 100.00          AA-         1,336,325
          2,000      5.500%, 1/01/20 - NPFG Insured                              7/12 at 100.00          AA-         2,127,220
          2,000      5.000%, 7/01/25 - FGIC Insured                              7/12 at 100.00          AA-         2,074,800
          4,095      5.000%, 7/01/30 - AMBAC Insured                             7/12 at 100.00          AA-         4,145,942
          4,820   Nassau County Interim Finance Authority, New York, Sales         No Opt. Call          AAA         5,511,333
                     and Use Tax Revenue Bonds, Series 2004H, 5.250%,
                     11/15/13 - AMBAC Insured
                  Nassau County Interim Finance Authority, New York, Sales
                  Tax Secured Revenue Bonds, Series 2003A:
          2,115      5.000%, 11/15/18 - AMBAC Insured                           11/13 at 100.00          AAA         2,252,285
          1,305      4.750%, 11/15/21 - AMBAC Insured                           11/13 at 100.00          AAA         1,363,751
          1,305      4.750%, 11/15/22 - AMBAC Insured                           11/13 at 100.00          AAA         1,358,322
                  New York City Sales Tax Asset Receivable Corporation, New York,
                  Dedicated Revenue Bonds, Local Government Assistance
                  Corporation, Series 2004A:
          2,200      5.000%, 10/15/25 - NPFG Insured (UB)                       10/14 at 100.00          AAA         2,376,066
          1,600      5.000%, 10/15/26 - NPFG Insured (UB)                       10/14 at 100.00          AAA         1,690,816
          6,640      5.000%, 10/15/29 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         6,961,907
          1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         1,554,420
            750   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA           808,365
                     Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                     8/01/20 - AMBAC Insured
          1,660   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         1,782,458
                     Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
                     2/01/22 - NPFG Insured
          2,000   New York City Transitional Finance Authority, New York,        2/14 at 100.00          AAA         2,161,680
                     Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                     2/01/19 - SYNCORA GTY Insured
          3,910   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         4,131,306
                     Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                     5.000%, 2/01/22 - NPFG Insured
                  New York Convention Center Development Corporation, Hotel
                  Fee Revenue Bonds, Tender Option Bonds Trust 3095:
            700      13.317%, 11/15/30 - AMBAC Insured (IF)                     11/15 at 100.00          AA+           792,883
          3,195      13.303%, 11/15/44 - AMBAC Insured (IF)                     11/15 at 100.00          AA+         3,468,620
          3,000   New York State Local Government Assistance Corporation,          No Opt. Call          AAA         3,443,520
                     Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - AGM
                     Insured (UB)
                  New York State Thruway Authority, Highway and Bridge Trust
                  Fund Bonds, Second General, Series 2005B:
          7,350      5.500%, 4/01/20 - AMBAC Insured                               No Opt. Call           AA         8,524,163
          1,500      5.000%, 4/01/21 - AMBAC Insured                            10/15 at 100.00           AA         1,614,015
          1,750   New York State Thruway Authority, State Personal Income Tax    9/14 at 100.00          AAA         1,864,608
                     Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
                     Insured
                  New York State Tobacco Settlement Financing Corporation,
                  Tobacco Settlement Asset-Backed and State Contingency
                  Contract-Backed Bonds, Series 2003A-1:
          6,300      5.250%, 6/01/20 - AMBAC Insured                             6/13 at 100.00          AA-         6,698,223
          1,000      5.250%, 6/01/21 - AMBAC Insured                             6/13 at 100.00          AA-         1,060,730
          4,500      5.250%, 6/01/22 - AMBAC Insured                             6/13 at 100.00          AA-         4,743,990


                                                           Nuveen Investments 21

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,000   New York State Urban Development Corporation, State            3/15 at 100.00          AAA   $     1,042,700
                     Personal Income Tax Revenue Bonds, Series 2005B, 5.000%,
                     3/15/30 - AGM Insured
          1,000   Niagara Falls City School District, Niagara County, New York,  6/15 at 100.00          AAA           980,020
                     Certificates of Participation, High School
                     Facility, Series 2005, 5.000%, 6/15/28 - AGM Insured
          2,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax         2/20 at 100.00          AAA         2,007,580
                     Revenue Bonds, First Subordinate Series 2010A, 5.000%,
                     8/01/40 - AGM Insured
          1,435   Suffolk County Industrial Development Agency, New York,       10/10 at 102.00         Baa1         1,481,523
                     Revenue Bonds, Hampton Bays Public Library, Series
                     1999A, 6.000%, 10/01/19 - NPFG Insured
          2,770   Syracuse Industrial Development Authority, New York, PILOT     1/17 at 100.00         BBB-         1,961,603
                     Mortgage Revenue Bonds, Carousel Center Project, Series
                     2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured
                     (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
        135,200   Total Tax Obligation/Limited                                                                     142,602,042
-------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 17.4% (11.2% OF TOTAL INVESTMENTS)
          2,000   Metropolitan Transportation Authority, New York,              11/12 at 100.00            A         2,139,680
                     Transportation Revenue Refunding Bonds, Series 2002A,
                     5.500%, 11/15/19 - AMBAC Insured
                  New York State Thruway Authority, General Revenue Bonds,
                  Series 2005F:
          1,955      5.000%, 1/01/20 - AMBAC Insured                             1/15 at 100.00           A+         2,065,536
          5,360      5.000%, 1/01/30 - AMBAC Insured                             1/15 at 100.00           A+         5,475,401
          1,500   New York State Thruway Authority, General Revenue Bonds,       7/15 at 100.00          AAA         1,543,095
                     Series 2005G, 5.000%, 1/01/30 - AGM Insured (UB)
            710   New York State Thruway Authority, General Revenue Bonds,       1/18 at 100.00           A+           747,680
                     Series 2007H, 5.000%, 1/01/25 - FGIC Insured
          2,300   Niagara Frontier Airport Authority, New York, Airport          4/10 at 100.50            A         2,303,427
                     Revenue Bonds, Buffalo Niagara International Airport,
                     Series 1999A, 5.625%, 4/01/29 - NPFG Insured
                     (Alternative Minimum Tax)
                  Port Authority of New York and New Jersey, Consolidated
                  Revenue Bonds, One Hundred Fortieth Series 2005:
          2,080      5.000%, 12/01/19 - AGM Insured                              6/15 at 101.00          AAA         2,271,027
          2,625      5.000%, 12/01/28 - SYNCORA GTY Insured                      6/15 at 101.00          Aa2         2,779,035
          1,475      5.000%, 12/01/31 - SYNCORA GTY Insured                      6/15 at 101.00          Aa2         1,539,015
            870   Port Authority of New York and New Jersey, Consolidated        8/17 at 100.00          AAA         1,023,920
                     Revenue Bonds, One Hundred Forty Eighth Series 2008,
                     Trust 2920, 17.440%, 8/15/32 - AGM Insured (IF)
          5,025   Port Authority of New York and New Jersey, Special Project     6/10 at 100.00            A         5,024,447
                     Bonds, JFK International Air Terminal LLC, Sixth Series
                     1997, 5.750%, 12/01/25 - NPFG Insured (Alternative
                     Minimum Tax)
                  Puerto Rico Ports Authority, Revenue Bonds, Series 1991D:
          3,300      7.000%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)    7/10 at 100.00         BBB-         3,309,966
         11,500      6.000%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)    7/10 at 100.00         BBB-        11,507,475
                  Triborough Bridge and Tunnel Authority, New York,
                  Subordinate Lien General Purpose Revenue Refunding
                  Bonds, Series 2002E:
            780      5.500%, 11/15/20 - NPFG Insured                               No Opt. Call          Aa3           901,844
          2,300      5.250%, 11/15/22 - NPFG Insured                            11/12 at 100.00          Aa3         2,460,287
-------------------------------------------------------------------------------------------------------------------------------
         43,780   Total Transportation                                                                              45,091,835
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 3.8% (2.4% OF TOTAL INVESTMENTS) (4)
                  Dormitory Authority of the State of New York, Improvement
                  Revenue Bonds, Mental Health Services Facilities, Series
                  2000D:
             65      5.875%, 2/15/16 (Pre-refunded 8/15/10) - AGM Insured        8/10 at 100.00          AAA            66,366
             10      5.875%, 2/15/16 (Pre-refunded 8/15/10) - AGM Insured        8/10 at 100.00          AAA            10,209


22 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
                  Dormitory Authority of the State of New York, Improvement
                  Revenue Bonds, Mental Health Services Facilities, Series
                  2001B:
$            75      5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured       8/11 at 100.00      AA- (4)   $        80,048
             25      5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured       8/11 at 100.00      AA- (4)            26,672
            770   Dormitory Authority of the State of New York, Judicial           No Opt. Call          Aaa           910,479
                     Facilities Lease Revenue Bonds, Suffolk County Issue,
                     Series 1986, 7.375%, 7/01/16 - BIGI Insured (ETM)
            945   Metropolitan Transportation Authority, New York, Commuter      5/10 at 100.00      N/R (4)           948,393
                     Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20
                     - AMBAC Insured (ETM)
          5,090   Metropolitan Transportation Authority, New York, Dedicated    10/15 at 100.00          AAA         5,916,107
                     Tax Fund Bonds, Series 1998A, 5.000%, 4/01/23
                     (Pre-refunded 10/01/15) - FGIC Insured
          1,000   Metropolitan Transportation Authority, New York, Dedicated    10/14 at 100.00          AAA         1,149,400
                     Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                     (Pre-refunded 10/01/14) - AGM Insured
            685   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA           754,397
                     Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                     8/01/20 (Pre-refunded 8/01/12) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
          8,665   Total U.S. Guaranteed                                                                              9,862,071
-------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 7.6% (4.9% OF TOTAL INVESTMENTS)
          2,500   Long Island Power Authority, New York, Electric System         9/11 at 100.00          AAA         2,530,225
                     General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 -
                     AGM Insured
          2,620   Long Island Power Authority, New York, Electric System         9/13 at 100.00           A3         2,754,065
                     General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
                     CIFG Insured
                  Long Island Power Authority, New York, Electric System
                  General Revenue Bonds, Series 2006A:
          4,540      5.000%, 12/01/23 - FGIC Insured                             6/16 at 100.00            A         4,728,001
          6,160      5.000%, 12/01/25 - FGIC Insured                             6/16 at 100.00            A         6,367,469
            625   Long Island Power Authority, New York, Electric System         6/16 at 100.00           A-           633,563
                     General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                     CIFG Insured
          2,000   New York State Energy Research and Development Authority,      9/10 at 100.00            A         2,000,740
                     Pollution Control Revenue Bonds, Rochester Gas and
                     Electric Corporation, Series 1998A, 5.950%, 9/01/33 -
                     NPFG Insured (Alternative Minimum Tax)
            760   Power Authority of the State of New York, General Revenue     11/15 at 100.00          Aa2           820,108
                     Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------------------
         19,205   Total Utilities                                                                                   19,834,171
-------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 8.2% (5.3% OF TOTAL INVESTMENTS)
          1,660   New York City Municipal Water Finance Authority, New York,     6/10 at 101.00          AAA         1,694,179
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2000B, 6.100%, 6/15/31 - MBIA Insured
          3,000   New York City Municipal Water Finance Authority, New York,     6/14 at 100.00          AAA         3,069,390
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2004C, 5.000%, 6/15/35 - AMBAC Insured
          5,030   New York City Municipal Water Finance Authority, New York,     6/15 at 100.00          AAA         5,266,360
                     Water and Sewerage System Revenue Bonds, Fiscal Series
                     2005C, 5.000%, 6/15/27 - NPFG Insured (UB)
          3,000   New York City Municipal Water Finance Authority, New York,     6/19 at 100.00          AA+         3,224,160
                     Water and Sewerage System Revenue Bonds, Second
                     Generation Resolution, Fiscal 2010 Series 2009BB,
                     5.000%, 6/15/27
          2,575   New York City Municipal Water Finance Authority, New York,     6/16 at 100.00          AAA         2,653,718
                     Water and Sewerage System Revenue Bonds, Series 2006B,
                     5.000%, 6/15/36 - NPFG Insured (UB)
          5,200   Suffolk County Water Authority, New York, Waterworks           6/15 at 100.00          AA+         5,430,416
                     Revenue Bonds, Series 2005C, 5.000%, 6/01/28 - NPFG
                     Insured (UB)
-------------------------------------------------------------------------------------------------------------------------------
         20,465   Total Water and Sewer                                                                             21,338,223
-------------------------------------------------------------------------------------------------------------------------------
$       376,050   Total Long-Term Investments (cost $381,077,569) - 150.7%
                     (97.1% of Total Investments)                                                                  391,308,208
===============----------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 4.5% (2.9% OF TOTAL INVESTMENTS)
                  MUNICIPAL BONDS - 1.9% (1.2% OF TOTAL INVESTMENTS)
                  TAX OBLIGATION/LIMITED - 1.9% (1.2% OF TOTAL INVESTMENTS)
$         4,975   Metropolitan Transportation Authority, New York, Dedicated     7/10 at 100.00          A-1   $     4,975,000
                     Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                     Series 2008A, 0.310%, 11/01/31 - FSA Insured (5)
-------------------------------------------------------------------------------------------------------------------------------
                  EURO DOLLAR TIME DEPOSIT - 2.6% (1.7% OF TOTAL INVESTMENTS)
          6,629   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/10               N/A          N/A         6,628,544
-------------------------------------------------------------------------------------------------------------------------------
$        11,604   Total Short-Term Investments (cost $11,603,544)                                                   11,603,544
===============----------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $392,681,113) - 155.2%                                                   402,911,752
                  -------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (14.3)%                                                              (37,145,000)
                  -------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.1%                                                               5,304,664
                  -------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (43.0)% (6)                               (111,500,000)
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                $   259,571,416
                  =============================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.7%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

24 Nuveen Investments

NVN | Nuveen New York Select Quality Municipal Fund, Inc.
    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 22.1% (14.3% OF TOTAL
                      INVESTMENTS)
$         2,500   Dormitory Authority of the State of New York, General            No Opt. Call          AA-   $     2,938,550
                     Revenue Bonds, New York University, Series 2001-1,
                     5.500%, 7/01/40 - AMBAC Insured
          1,235   Dormitory Authority of the State of New York, Housing            No Opt. Call            A         1,192,207
                     Revenue Bonds, Fashion Institute of Technology, Series
                     2007, 5.250%, 7/01/34 - FGIC Insured
            695   Dormitory Authority of the State of New York, Insured          7/12 at 100.00           A2           717,866
                     Revenue Bonds, Fordham University, Series 2002, 5.000%,
                     7/01/18 - FGIC Insured
                  Dormitory Authority of the State of New York, Insured
                  Revenue Bonds, New York University, Series 2001-2:
          1,350      5.500%, 7/01/18 - AMBAC Insured                             7/11 at 100.00          AA-         1,409,454
            800      5.500%, 7/01/20 - AMBAC Insured                             7/11 at 100.00          AA-           840,072
            600      5.500%, 7/01/21 - AMBAC Insured                             7/11 at 100.00          AA-           630,054
          2,125   Dormitory Authority of the State of New York, Insured          7/11 at 100.00          Aa3         2,158,320
                     Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
                     7/01/19 - AMBAC Insured
          2,000   Dormitory Authority of the State of New York, Lease Revenue      No Opt. Call          AA-         2,218,820
                     Bonds, State University Dormitory Facilities, Series
                     2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                     GTY Insured
          1,835   Dormitory Authority of the State of New York, Lease Revenue    7/15 at 100.00          AA-         1,852,561
                     Bonds, State University Dormitory Facilities, Series
                     2004A, 5.000%, 7/01/29 - NPFG Insured
          2,790   Dormitory Authority of the State of New York, Lease Revenue    7/16 at 100.00          AA-         2,855,928
                     Bonds, State University Dormitory Facilities, Series
                     2006A, 5.000%, 7/01/31 - NPFG Insured
          6,215   Dormitory Authority of the State of New York, Lease Revenue    7/19 at 100.00          AA-         6,500,269
                     Bonds, State University Dormitory Facilities, Series
                     2009A, 5.000%, 7/01/39
            735   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00            A           733,853
                     Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 -
                     FGIC Insured
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Canisius College, Series 2000:
          1,000      5.100%, 7/01/20 - NPFG Insured                              7/11 at 101.00            A         1,012,210
          2,875      5.250%, 7/01/30 - NPFG Insured                              7/11 at 101.00            A         2,864,104
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, New York University, Series 2009A:
          3,300      5.250%, 7/01/34                                             7/19 at 100.00          AA-         3,534,366
          3,890      5.000%, 7/01/39                                             7/19 at 100.00          AA-         4,068,551
          3,750   Dormitory Authority of the State of New York, Revenue          7/19 at 100.00          AA-         3,922,125
                     Bonds, New York University, Series 2009B, 5.000%,
                     7/01/39
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Rochester Institute of Technology, Series 2006A:
            775      5.250%, 7/01/20 - AMBAC Insured                               No Opt. Call           A1           850,966
            620      5.250%, 7/01/21 - AMBAC Insured                               No Opt. Call           A1           678,435
          3,545   Madison County Industrial Development Agency, New York,        7/15 at 100.00          AA+         3,837,994
                     Civic Facility Revenue Bonds, Colgate University, Tender
                     Option Bond Trust 3127, 12.986%, 7/01/40 - AMBAC Insured
                     (IF)
          1,000   Nassau County Industrial Development Agency, New York,         7/10 at 100.00            A         1,008,360
                     Revenue Refunding Bonds, Hofstra University, Series
                     1998, 5.000%, 7/01/23 - NPFG Insured
          7,250   New York City Industrial Development Agency, New York,         7/10 at 100.50            A         7,269,068
                     Civic Facility Revenue Bonds, Horace Mann School, Series
                     1998, 5.000%, 7/01/28 - NPFG Insured
            800   New York City Industrial Development Agency, New York,         1/19 at 100.00          AAA           877,704
                     Payment in Lieu of Taxes Revenue Bonds, Queens Baseball
                     Stadium Project, Series 2009, 6.375%, 1/01/39 - AGC
                     Insured
                  New York City Industrial Development Agency, New York,
                  PILOT Revenue Bonds, Queens Baseball Stadium Project,
                  Series 2006:
          2,000      5.000%, 1/01/36 - AMBAC Insured                             1/17 at 100.00          BB+         1,765,400
          3,200      5.000%, 1/01/46 - AMBAC Insured                             1/17 at 100.00          BB+         2,710,272
          1,905   New York City Industrial Development Agency, New York,         3/19 at 100.00          AAA         2,193,474
                     Revenue Bonds, Yankee Stadium Project Pilot, Series
                     2009A, 7.000%, 3/01/49 - AGC Insured

                                                           Nuveen Investments 25

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS (continued)
                  New York City Industrial Development Authority, New York,
                  PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$         1,195      5.000%, 3/01/31 - FGIC Insured                              9/16 at 100.00         BBB-   $     1,172,152
          9,735      5.000%, 3/01/36 - NPFG Insured                              9/16 at 100.00            A         9,365,362
          5,830      4.500%, 3/01/39 - FGIC Insured                              9/16 at 100.00         BBB-         5,025,868
            995   New York State Dormitory Authority, Revenue Bonds, New York    7/17 at 100.00          AA-         1,036,671
                     University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         76,545   Total Education and Civic Organizations                                                           77,241,036
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 17.5% (11.3% OF TOTAL INVESTMENTS)
            810   Dormitory Authority of the State of New York Hospital for      8/19 at 100.00          AAA           895,180
                     Special Surgery, FHA-Insured Mortgage Hospital Revenue
                     Bonds, Series 2009, 6.250%, 8/15/34
          5,995   Dormitory Authority of the State of New York, FHA-Insured      8/10 at 100.00          N/R         5,995,060
                     Mortgage Hospital Revenue Bonds, Millard Fillmore
                     Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured
          5,730   Dormitory Authority of the State of New York, FHA-Insured      8/10 at 100.50          N/R         5,790,738
                     Mortgage Hospital Revenue Bonds, Montefiore Medical
                     Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured
          2,915   Dormitory Authority of the State of New York, FHA-Insured      8/10 at 100.00          N/R         2,877,542
                     Mortgage Hospital Revenue Bonds, New York and
                     Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                     AMBAC Insured
          2,385   Dormitory Authority of the State of New York, FHA-Insured      8/17 at 100.00          AAA         2,466,543
                     Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                     Series 2007, 5.000%, 8/15/27 - AGM Insured
          2,655   Dormitory Authority of the State of New York, FHA-Insured      2/15 at 100.00            A         2,696,949
                     Mortgage Revenue Bonds, Montefiore Hospital, Series
                     2004, 5.000%, 8/01/29 - FGIC Insured
          1,000   Dormitory Authority of the State of New York, FHA-Insured      2/15 at 100.00            A         1,014,890
                     Revenue Bonds, Montefiore Medical Center, Series 2005,
                     5.000%, 2/01/22 - FGIC Insured
          6,430   Dormitory Authority of the State of New York, Hospital         7/10 at 100.50            A         6,464,851
                     Revenue Bonds, Catholic Health Services of Long Island
                     Obligated Group - St. Francis Hospital, Series 1999A,
                     5.500%, 7/01/24 - NPFG Insured
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Health Quest System Inc., Series 2007B:
            955      5.250%, 7/01/27 - AGC Insured                               7/17 at 100.00          AAA         1,010,323
            825      5.125%, 7/01/37 - AGC Insured                               7/17 at 100.00          AAA           842,713
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Memorial Sloan-Kettering Cancer Center, Series
                  2003-1:
          2,500      5.000%, 7/01/21 - NPFG Insured                              7/13 at 100.00           AA         2,640,975
          3,210      5.000%, 7/01/22 - NPFG Insured                              7/13 at 100.00           AA         3,371,945
          2,810   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA         3,061,523
                     Bonds, New York and Presbyterian Hospital, Series 2004A,
                     5.250%, 8/15/15 - AGM Insured
          2,120   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA         2,151,461
                     Bonds, The New York and Presbyterian Hospital Project,
                     Series 2007, 5.000%, 8/15/36 - AGM Insured
         12,020   Dormitory Authority of the State of New York, Revenue          7/11 at 101.00          N/R        12,031,539
                     Bonds, Winthrop South Nassau University Health System
                     Obligated Group, Series 2001A, 5.250%, 7/01/26 - AMBAC
                     Insured
          2,025   Dormitory Authority of the State of New York, Revenue          7/11 at 101.00         Baa1         1,999,303
                     Bonds, Winthrop South Nassau University Health System
                     Obligated Group, Series 2001B, 5.250%, 7/01/31 - AMBAC
                     Insured
                  New York City Health and Hospitals Corporation, New York,
                  Health System Revenue Bonds, Series 2003A:
          2,800      5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00           A+         2,919,980
          3,065      5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00           A+         3,171,447
-------------------------------------------------------------------------------------------------------------------------------
         60,250   Total Health Care                                                                                 61,402,962
-------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.8% (3.1% OF TOTAL INVESTMENTS)
            500   Amherst Industrial Development Agency, New York, Revenue       8/10 at 102.00           A3           511,625
                     Bonds, UBF Faculty/Student Housing Corporation,
                     University of Buffalo Lakeside Cottage Project, Series
                     2000B, 5.625%, 8/01/20 - AMBAC Insured

26 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY (continued)
                  Amherst Industrial Development Agency, New York, Revenue
                  Bonds, UBF Faculty/Student Housing Corporation, University
                  of Buffalo Project, Series 2000A:
$         1,315      5.625%, 8/01/20 - AMBAC Insured                             8/10 at 102.00           A3   $     1,356,856
            610      5.750%, 8/01/25 - AMBAC Insured                             8/10 at 102.00           A3           626,787
                  New York City Housing Development Corporation, New York,
                  Capital Fund Program Revenue Bonds, Series 2005A:
          1,470      5.000%, 7/01/14 - NPFG Insured                                No Opt. Call          AA+         1,644,959
          1,470      5.000%, 7/01/16 - NPFG Insured                              7/15 at 100.00          AA+         1,614,001
          5,445      5.000%, 7/01/25 - NPFG Insured (UB)                         7/15 at 100.00          AA+         5,653,157
          1,586   New York City Housing Development Corporation, New York,       4/10 at 105.00          N/R         1,669,070
                     Multifamily Housing Revenue Bonds, Pass-Through
                     Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC
                     Insured
            540   New York City, New York, Multifamily Housing Revenue Bonds,    1/17 at 100.00          AAA           514,534
                     Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                     Insured (Alternative Minimum Tax)
          3,000   New York State Housing Finance Agency, Affordable Housing     11/17 at 100.00          Aa2         3,007,290
                     Revenue Bonds, Series 2007B, 5.300%, 11/01/37
                     (Alternative Minimum Tax)
                  New York State Housing Finance Agency, Mortgage Revenue
                  Refunding Bonds, Housing Project, Series 1996A:
             55      6.100%, 11/01/15 - AGM Insured                              5/10 at 100.00          AAA            55,239
            200      6.125%, 11/01/20 - AGM Insured                              5/10 at 100.00          AAA           200,242
-------------------------------------------------------------------------------------------------------------------------------
         16,191   Total Housing/Multifamily                                                                         16,853,760
-------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.8% (1.2% OF TOTAL INVESTMENTS)
                  Dormitory Authority of the State of New York, FHA-Insured
                  Nursing Home Mortgage Revenue Bonds, Norwegian Christian
                  Home and Health Center, Series 2001:
          5,385      5.200%, 8/01/36 - NPFG Insured                              8/11 at 101.00            A         5,490,977
          1,000      6.100%, 8/01/41 - NPFG Insured                              8/11 at 105.00            A         1,066,170
-------------------------------------------------------------------------------------------------------------------------------
          6,385   Total Long-Term Care                                                                               6,557,147
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 9.1% (5.9% OF TOTAL INVESTMENTS)
          1,500   Erie County, New York, General Obligation Bonds, Series        3/13 at 100.00         Baa2         1,574,445
                     2003A, 5.250%, 3/15/16 - FGIC Insured
            745   Erie County, New York, General Obligation Bonds, Series          No Opt. Call         Baa1           799,013
                     2004B, 5.250%, 4/01/13 - NPFG Insured
          2,000   Erie County, New York, General Obligation Bonds, Series       12/15 at 100.00            A         2,180,480
                     2005A, 5.000%, 12/01/18 - NPFG Insured
            600   New York City, New York, General Obligation Bonds, Fiscal      8/19 at 100.00           AA           635,760
                     2009 Series E, 5.000%, 8/01/28
             45   New York City, New York, General Obligation Bonds,             5/10 at 100.00          AAA            45,221
                     Fiscal Series 1992C, 6.250%, 8/01/10 - AGM Insured
                  New York City, New York, General Obligation Bonds, Fiscal
                  Series 1998H:
             85      5.125%, 8/01/25 - MBIA Insured                              8/10 at 100.00           AA            85,305
             70      5.375%, 8/01/27 - MBIA Insured                              8/10 at 100.00           AA            70,295
          3,000   New York City, New York, General Obligation Bonds, Fiscal      8/10 at 101.00           AA         3,073,080
                     Series 2001D, 5.000%, 8/01/16 - FGIC Insured
          2,900   New York City, New York, General Obligation Bonds, Fiscal      3/15 at 100.00           AA         3,097,258
                     Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                  New York City, New York, General Obligation Bonds:
          3,250      5.000%, 11/01/19 - AGM Insured (UB)                        11/14 at 100.00          AAA         3,492,743
          1,650      5.000%, 11/01/20 - AGM Insured (UB)                        11/14 at 100.00          AAA         1,759,313
                  Rensselaer County, New York, General Obligation Bonds,
                  Series 1991:
            960      6.700%, 2/15/16 - AMBAC Insured                               No Opt. Call          AA-         1,182,086
            960      6.700%, 2/15/17 - AMBAC Insured                               No Opt. Call          AA-         1,180,666
            960      6.700%, 2/15/18 - AMBAC Insured                               No Opt. Call          AA-         1,189,574
            960      6.700%, 2/15/19 - AMBAC Insured                               No Opt. Call          AA-         1,208,640
            960      6.700%, 2/15/20 - AMBAC Insured                               No Opt. Call          AA-         1,216,166
            747      6.700%, 2/15/21 - AMBAC Insured                               No Opt. Call          AA-           955,181


                                                           Nuveen Investments 27

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
                  Rochester, New York, General Obligation Bonds, Series 1999:
$           735       5.250%, 10/01/20 - NPFG Insured                              No Opt. Call            A   $       829,969
            735       5.250%, 10/01/21 - NPFG Insured                              No Opt. Call            A           825,890
            730       5.250%, 10/01/22 - NPFG Insured                              No Opt. Call            A           819,615
            730       5.250%, 10/01/23 - NPFG Insured                              No Opt. Call            A           819,848
            730       5.250%, 10/01/24 - NPFG Insured                              No Opt. Call            A           822,790
            730       5.250%, 10/01/25 - NPFG Insured                              No Opt. Call            A           825,601
            725       5.250%, 10/01/26 - NPFG Insured                              No Opt. Call            A           819,591
          2,190   Yonkers, New York, General Obligation Bonds, Series 2005B,     8/15 at 100.00            A         2,260,868
                      5.000%, 8/01/19 - NPFG Insured
-------------------------------------------------------------------------------------------------------------------------------
         28,697   Total Tax Obligation/General                                                                      31,769,398
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 51.5% (33.3% OF TOTAL INVESTMENTS)
          7,145   Dormitory Authority of the State of New York, Insured          7/10 at 100.50            A         7,242,101
                     Revenue Bonds, Special Act School District Program,
                     Series 1999, 5.750%, 7/01/19 - NPFG Insured
          3,610   Dormitory Authority of the State of New York, Revenue          7/14 at 100.00          AA-         3,775,446
                     Bonds, Department of Health, Series 2004-2, 5.000%,
                     7/01/20 - FGIC Insured
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Mental Health Services Facilities Improvements,
                  Series 2005D-1:
            670      5.000%, 2/15/15 - FGIC Insured                                No Opt. Call          AA-           749,073
          1,715      5.000%, 8/15/23 - FGIC Insured                              2/15 at 100.00          AA-         1,776,328
          7,925   Dormitory Authority of the State of New York, Revenue         10/12 at 100.00           A+         8,478,878
                     Bonds, School Districts Financing Program, Series 2002D,
                     5.250%, 10/01/23 - NPFG Insured
          1,090   Dormitory Authority of the State of New York, State            3/15 at 100.00          AAA         1,164,600
                     Personal Income Tax Revenue Bonds, Series 2005F, 5.000%,
                     3/15/21 - AGM Insured
          2,390   Erie County Industrial Development Agency, New York, School    5/18 at 100.00          AAA         2,619,294
                     Facility Revenue Bonds, Buffalo City School District
                     Project, Series 2008A, 5.750%, 5/01/28 - AGM Insured
                     (UB)
          3,300   Erie County Industrial Development Agency, New York, School      No Opt. Call          AA-         3,426,786
                     Facility Revenue Bonds, Buffalo City School District
                     Project, Series 2009A, 5.000%, 5/01/31
                  Erie County Industrial Development Agency, New York, School
                  Facility Revenue Bonds, Buffalo City School District,
                  Series 2003:
          1,230      5.750%, 5/01/20 - AGM Insured                               5/12 at 100.00          AAA         1,327,232
          1,225      5.750%, 5/01/22 - AGM Insured                               5/12 at 100.00          AAA         1,302,653
          1,700   Erie County Industrial Development Agency, New York, School    5/14 at 100.00          AAA         1,798,515
                     Facility Revenue Bonds, Buffalo City School District,
                     Series 2004, 5.750%, 5/01/26 - AGM Insured (UB)
          7,545   Erie County Industrial Development Agency, New York, School    5/17 at 100.00          AAA         8,211,450
                     Facility Revenue Bonds, Buffalo City School District,
                     5.750%, 5/01/28 - AGM Insured (UB)
         14,405   Hudson Yards Infrastructure Corporation, New York, Revenue     2/17 at 100.00            A        13,783,568
                     Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
          7,500   Metropolitan Transportation Authority, New York, Dedicated    11/12 at 100.00          AAA         7,848,075
                     Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - AGM
                     Insured
          4,600   Metropolitan Transportation Authority, New York, State         7/12 at 100.00          AA-         4,933,408
                     Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                     NPFG Insured
                  Metropolitan Transportation Authority, New York, State
                  Service Contract Refunding Bonds, Series 2002A:
          2,000      5.750%, 7/01/18 - AGM Insured (UB)                            No Opt. Call          AAA         2,337,880
          3,000      5.500%, 1/01/19 - NPFG Insured                              7/12 at 100.00          AA-         3,207,180
          5,000      5.500%, 1/01/20 - NPFG Insured                              7/12 at 100.00          AA-         5,318,050
          2,375      5.000%, 7/01/25 - FGIC Insured                              7/12 at 100.00          AA-         2,463,825
          4,050      5.000%, 7/01/30 - AMBAC Insured                             7/12 at 100.00          AA-         4,100,382
                  Nassau County Interim Finance Authority, New York, Sales
                  Tax Secured Revenue Bonds, Series 2003A:
          4,000      5.000%, 11/15/18 - AMBAC Insured                           11/13 at 100.00          AAA         4,259,640
          1,560      4.750%, 11/15/21 - AMBAC Insured                           11/13 at 100.00          AAA         1,630,231
          1,560      4.750%, 11/15/22 - AMBAC Insured                           11/13 at 100.00          AAA         1,623,742


28 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
                  New York City Sales Tax Asset Receivable Corporation,
                  New York, Dedicated Revenue Bonds, Local Government
                  Assistance Corporation, Series 2004A:
$         3,640      5.000%, 10/15/25 - NPFG Insured (UB)                       10/14 at 100.00          AAA   $     3,931,309
          1,960      5.000%, 10/15/26 - NPFG Insured (UB)                       10/14 at 100.00          AAA         2,071,250
          5,420      5.000%, 10/15/29 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         5,682,762
          1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         1,554,420
          5,600   New York City Transitional Finance Authority, New York,        1/17 at 100.00          AA-         5,821,648
                     Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                     5.000%, 1/15/28 - FGIC Insured
                  New York City Transitional Finance Authority, New York,
                  Future Tax Secured Bonds, Fiscal Series 2002B:
          2,705      5.250%, 5/01/16 - NPFG Insured                             11/11 at 101.00          AAA         2,917,829
          1,000      5.250%, 5/01/17 - NPFG Insured                             11/11 at 101.00          AAA         1,071,750
          3,160   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         3,393,113
                     Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
                     2/01/22 - NPFG Insured
          2,000   New York City Transitional Finance Authority, New York,        2/14 at 100.00          AAA         2,161,680
                     Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                     2/01/19 - SYNCORA GTY Insured
          3,800   New York City Transitional Finance Authority, New York,        5/17 at 100.00          AAA         3,979,702
                     Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%,
                     11/01/30
          3,500   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         3,698,100
                     Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                     5.000%, 2/01/22 - NPFG Insured
                  New York Convention Center Development Corporation, Hotel
                  Fee Revenue Bonds, Tender Option Bonds Trust 3095:
            835      13.317%, 11/15/30 - AMBAC Insured (IF)                     11/15 at 100.00          AA+           945,796
          3,955      13.303%, 11/15/44 - AMBAC Insured (IF)                     11/15 at 100.00          AA+         4,293,706
                  New York State Municipal Bond Bank Agency, Buffalo, Special
                  Program Revenue Bonds, Series 2001A:
            875      5.125%, 5/15/19 - AMBAC Insured                             5/11 at 100.00            A           910,184
            920      5.125%, 5/15/20 - AMBAC Insured                             5/11 at 100.00            A           956,993
            965      5.250%, 5/15/21 - AMBAC Insured                             5/11 at 100.00            A         1,005,134
          1,015      5.250%, 5/15/22 - AMBAC Insured                             5/11 at 100.00            A         1,050,464
          1,000   New York State Thruway Authority, Highway and Bridge Trust     4/14 at 100.00           AA         1,061,410
                     Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/22 -
                     NPFG Insured
                  New York State Thruway Authority, Highway and Bridge Trust
                  Fund Bonds, Second General, Series 2005B:
          8,455      5.500%, 4/01/20 - AMBAC Insured                               No Opt. Call           AA         9,805,686
          1,500      5.000%, 4/01/21 - AMBAC Insured                            10/15 at 100.00           AA         1,614,015
          1,000   New York State Thruway Authority, State Personal Income Tax    9/14 at 100.00          AAA         1,065,490
                     Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
                     Insured
                  New York State Tobacco Settlement Financing Corporation,
                  Tobacco Settlement Asset-Backed and State Contingency
                  Contract-Backed Bonds, Series 2003A-1:
         11,100      5.250%, 6/01/20 - AMBAC Insured                             6/13 at 100.00          AA-        11,801,631
          1,000      5.250%, 6/01/21 - AMBAC Insured                             6/13 at 100.00          AA-         1,060,730
          4,565      5.250%, 6/01/22 - AMBAC Insured                             6/13 at 100.00          AA-         4,812,514
            500   New York State Urban Development Corporation, State Personal   3/15 at 100.00          AAA           521,350
                     Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                     AGM Insured
          4,000   Puerto Rico Highway and Transportation Authority, Highway        No Opt. Call          AAA         4,407,480
                     Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                     AGM Insured
          2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax         2/20 at 100.00          AAA         2,509,475
                     Revenue Bonds, First Subordinate Series 2010A, 5.000%,
                     8/01/40 - AGM Insured
          3,715   Syracuse Industrial Development Authority, New York, PILOT     1/17 at 100.00         BBB-         2,630,814
                     Mortgage Revenue Bonds, Carousel Center Project, Series
                     2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                     Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
        171,780   Total Tax Obligation/Limited                                                                     180,114,772
-------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 9.2% (5.9% OF TOTAL INVESTMENTS)
                  Metropolitan Transportation Authority, New York,
                  Transportation Revenue Refunding Bonds, Series
                  2002A:
$         6,000      5.500%, 11/15/18 - AMBAC Insured                           11/12 at 100.00            A   $     6,492,900
          2,000      5.125%, 11/15/22 - FGIC Insured                            11/12 at 100.00            A         2,079,200
                  Metropolitan Transportation Authority, New York,
                  Transportation Revenue Refunding Bonds, Series
                  2002E:
          1,335      5.500%, 11/15/21 - NPFG Insured                            11/12 at 100.00            A         1,414,806
          4,575      5.000%, 11/15/25 - NPFG Insured                            11/12 at 100.00            A         4,705,982
                  New York State Thruway Authority, General Revenue
                  Bonds, Series 2005F:
          2,625      5.000%, 1/01/20 - AMBAC Insured                             1/15 at 100.00           A+         2,773,418
            425      5.000%, 1/01/30 - AMBAC Insured                             1/15 at 100.00           A+           434,150
          1,650   New York State Thruway Authority, General Revenue              7/15 at 100.00          AAA         1,697,405
                     Bonds, Series 2005G, 5.000%, 1/01/30 - AGM
                     Insured (UB)
            955   New York State Thruway Authority, General Revenue              1/18 at 100.00           A+         1,005,682
                     Bonds, Series 2007H, 5.000%, 1/01/25 - FGIC
                     Insured
          2,500   Niagara Frontier Airport Authority, New York,                  4/10 at 100.50            A         2,503,725
                     Airport Revenue Bonds, Buffalo Niagara
                     International Airport, Series 1999A, 5.625%,
                     4/01/29 - NPFG Insured (Alternative Minimum Tax)
          1,675   Port Authority of New York and New Jersey,                     6/15 at 101.00          Aa2         1,747,695
                     Consolidated Revenue Bonds, One Hundred Fortieth
                     Series 2005, 5.000%, 12/01/31 - SYNCORA GTY
                     Insured
          1,170   Port Authority of New York and New Jersey,                     8/17 at 100.00          AAA         1,376,996
                     Consolidated Revenue Bonds, One Hundred Forty
                     Eighth Series 2008, Trust 2920, 17.440%, 8/15/32
                     - AGM Insured (IF)
                  Triborough Bridge and Tunnel Authority, New York,
                  Subordinate Lien General Purpose Revenue Refunding
                  Bonds, Series 2002E:
          1,570      5.500%, 11/15/20 - NPFG Insured                               No Opt. Call          Aa3         1,815,250
          3,800      5.250%, 11/15/22 - NPFG Insured                            11/12 at 100.00          Aa3         4,064,822
-------------------------------------------------------------------------------------------------------------------------------
         30,280   Total Transportation                                                                              32,112,031
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 14.3% (9.3% OF TOTAL INVESTMENTS)(4)
                  Dormitory Authority of the State of New York,
                  Revenue Bonds, University of Rochester, Series
                  2000A:
          2,495      0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured       7/10 at 101.00       Aa3 (4)        2,517,056
          1,870      0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured       7/10 at 101.00       Aa3 (4)        1,886,531
            505   Dormitory Authority of the State of New York,                  4/10 at 105.68      Baa1 (4)          648,546
                     Suffolk County, Lease Revenue Bonds, Judicial
                     Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)
                  Longwood Central School District, Suffolk County,
                  New York, Series 2000:
          1,000      5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured       6/11 at 101.00        A2 (4)        1,071,740
          1,000      5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured       6/11 at 101.00        A2 (4)        1,071,740
          4,695   Metropolitan Transportation Authority, New York,               7/11 at 100.00       N/R (4)        4,970,972
                     Commuter Facilities Revenue Bonds, Series 1998A,
                     5.250%, 7/01/28 (Pre-refunded 7/01/11) - FGIC
                     Insured
         11,000   Metropolitan Transportation Authority, New York,              10/15 at 100.00          AAA        12,642,300
                     Dedicated Tax Fund Bonds, Series 1998A, 4.750%,
                     4/01/28 (Pre-refunded 10/01/15) - FGIC Insured
                  Metropolitan Transportation Authority, New York,
                  Dedicated Tax Fund Bonds, Series 1999A:
          4,000      5.000%, 4/01/17 (Pre-refunded 10/01/14) - AGM Insured      10/14 at 100.00          AAA         4,597,600
          3,250      5.000%, 4/01/29 (Pre-refunded 10/01/14) - AGM Insured      10/14 at 100.00          AAA         3,735,550
            115   New York City Transitional Finance Authority, New York,       11/11 at 101.00          AAA           124,409
                     Future Tax Secured Bonds, Fiscal Series
                     2002B, 5.250%, 5/01/16 (Pre-refunded 11/01/11) -
                     NPFG Insured
          6,750   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA         7,433,843
                     Future Tax Secured Bonds, Fiscal Series
                     2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) -
                     AMBAC Insured
          3,000   New York State Thruway Authority, Highway and                  4/12 at 100.00          AAA         3,264,660
                     Bridge Trust Fund Bonds, Series 2002A,
                     5.250%,4/01/19 (Pre-refunded 4/01/12) - AGM
                     Insured
          6,000   New York State Urban Development Corporation,                  1/11 at 100.00          AAA         6,214,140
                     Service Contract Revenue Bonds, Correctional
                     Facilities, Series 2000C, 5.125%, 1/01/23
                     (Pre-refunded 1/01/11) - AGM Insured
-------------------------------------------------------------------------------------------------------------------------------
         45,680   Total U.S. Guaranteed                                                                             50,179,087
-------------------------------------------------------------------------------------------------------------------------------

30 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 11.9% (7.7% OF TOTAL INVESTMENTS)
                  Long Island Power Authority, New York, Electric
                  System General Revenue Bonds, Series 2000A:
$         4,000      0.000%, 6/01/24 - AGM Insured                                 No Opt. Call          AAA   $     2,281,120
          4,000      0.000%, 6/01/25 - AGM Insured                                 No Opt. Call          AAA         2,164,600
         15,000      0.000%, 6/01/26 - AGM Insured                                 No Opt. Call          AAA         7,684,800
          3,000      0.000%, 6/01/27 - AGM Insured                                 No Opt. Call          AAA         1,450,110
          4,500      0.000%, 6/01/28 - AGM Insured                                 No Opt. Call          AAA         2,051,865
          3,000      0.000%, 6/01/29 - AGM Insured                                 No Opt. Call          AAA         1,290,510
          3,000   Long Island Power Authority, New York, Electric                9/11 at 100.00          AAA         3,036,270
                     System General Revenue Bonds, Series 2001A,
                     5.000%, 9/01/27 - AGM Insured
                  Long Island Power Authority, New York, Electric
                  System General Revenue Bonds, Series 2006A:
          6,010      5.000%, 12/01/23 - FGIC Insured                             6/16 at 100.00            A         6,258,874
          7,735      5.000%, 12/01/25 - FGIC Insured                             6/16 at 100.00            A         7,995,515
            750   Long Island Power Authority, New York, Electric                6/16 at 100.00           A-           760,275
                     System General Revenue Bonds, Series 2006B,
                     5.000%, 12/01/35 - CIFG Insured
          6,000   New York State Energy Research and Development                 9/10 at 100.00            A         6,002,220
                     Authority, Pollution Control Revenue Bonds,
                     Rochester Gas and Electric Corporation, Series
                     1998A, 5.950%, 9/01/33 - NPFG
                     Insured(Alternative Minimum Tax)
            650   Power Authority of the State of New York, General             11/15 at 100.00          Aa2           701,409
                     Revenue Bonds, Series 2006A, 5.000%,11/15/19 -
                     FGIC Insured
-------------------------------------------------------------------------------------------------------------------------------
         57,645   Total Utilities                                                                                   41,677,568
-------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 8.4% (5.4% OF TOTAL INVESTMENTS)
          1,245   New York City Municipal Water Finance Authority,               6/10 at 101.00          AAA         1,270,635
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2000B, 6.100%, 6/15/31 -
                     MBIA Insured
          1,225   New York City Municipal Water Finance Authority,               6/10 at 101.00          AAA         1,249,978
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2000B, 6.000%, 6/15/33
                     (Mandatory put 6/15/10) - NPFG Insured
          3,000   New York City Municipal Water Finance Authority,               6/14 at 100.00          AAA         3,069,390
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 -
                     AMBAC Insured
          5,920   New York City Municipal Water Finance Authority,               6/15 at 100.00          AAA         6,198,181
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 -
                     NPFG Insured (UB)
          5,000   New York City Municipal Water Finance Authority,               6/19 at 100.00          AA+         5,373,600
                     New York, Water and Sewerage System Revenue
                     Bonds, Second Generation Resolution, Fiscal 2010
                     Series 2009BB, 5.000%, 6/15/27
          3,455   New York City Municipal Water Finance Authority,               6/16 at 100.00          AAA         3,560,619
                     New York, Water and Sewerage System Revenue
                     Bonds, Series 2006B, 5.000%, 6/15/36 - NPFG
                     Insured (UB)
          7,100   Suffolk County Water Authority, New York,                      6/15 at 100.00          AA+         7,414,601
                     Waterworks Revenue Bonds, Series 2005C,
                     5.000%, 6/01/28 - NPFG Insured
          2,230   Upper Mohawk Valley Regional Water Finance                       No Opt. Call           A1         1,210,563
                     Authority, New York, Water System Revenue Bonds,
                     Series 2000, 0.000%, 4/01/23 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         29,175   Total Water and Sewer                                                                             29,347,567
-------------------------------------------------------------------------------------------------------------------------------
$       522,628   Total Long-Term Investments (cost $506,263,335) -                                                527,255,328
                     150.6% (97.4% of Total Investments)
===============----------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 4.1% (2.6% OF TOTAL  INVESTMENTS)
                  MUNICIPAL BONDS - 1.4% (0.9% OF TOTAL INVESTMENTS)
                  TAX OBLIGATION/LIMITED - 1.4% (0.9% OF TOTAL INVESTMENTS)
$         4,975   Metropolitan Transportation Authority, New York,               7/10 at 100.00          A-1   $     4,975,000
                     Dedicated Tax Fund Bonds, Variable Rate Demand
                     Revenue Obligations, Series 2008A, 0.310%,
                     11/01/31 - FSA Insured (5)
-------------------------------------------------------------------------------------------------------------------------------
                  EURO DOLLAR TIME DEPOSIT - 2.7% (1.7% OF TOTAL INVESTMENTS)
          9,321   State Street Bank Euro Dollar Time Deposit, 0.010%,                       N/A          N/A         9,320,873
                     4/01/10
-------------------------------------------------------------------------------------------------------------------------------
$        14,296   Total Short-Term Investments (cost $14,295,873)                                                   14,295,873
===============----------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $520,559,208) - 154.7%                                                   541,551,201
                  -------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (9.6)%                                                               (33,510,000)
                  -------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.7%                                                               5,819,824
                  -------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.8)% (6)                               (163,900,000)
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                $   349,961,025
                  =============================================================================================================


      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S.Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

32 Nuveen Investments

NUN | Nuveen New York Quality Income Municipal Fund, Inc.
    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 22.1% (14.2% OF
                  TOTAL INVESTMENTS)
$         6,000   Dormitory Authority of the State of New York,                    No Opt. Call           A1   $     6,419,700
                     Consolidated Revenue Bonds, City University
                     System, Series 1993A, 5.750%, 7/01/13 - NPFG
                     Insured
          1,000   Dormitory Authority of the State of New York,                    No Opt. Call          AA-         1,175,420
                     General Revenue Bonds, New York University,
                     Series 2001-1, 5.500%, 7/01/40 - AMBAC Insured
          1,265   Dormitory Authority of the State of New York,                    No Opt. Call            A         1,221,168
                     Housing Revenue Bonds, Fashion Institute of
                     Technology, Series 2007, 5.250%, 7/01/34 - FGIC
                     Insured
            670   Dormitory Authority of the State of New York,                  7/12 at 100.00           A2           689,182
                     Insured Revenue Bonds, Fordham University,
                     Series 2002, 5.000%, 7/01/19 - FGIC Insured
          2,750   Dormitory Authority of the State of New York,                  7/11 at 100.00          Aa3         2,771,340
                     Insured Revenue Bonds, Yeshiva University,
                     Series 2001, 5.000%, 7/01/26 - AMBAC Insured
          2,000   Dormitory Authority of the State of New York, Lease              No Opt. Call          AA-         2,218,820
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2003B, 5.250%, 7/01/32
                     (Mandatory put 7/01/13) - SYNCORA GTY Insured
          2,320   Dormitory Authority of the State of New York, Lease            7/15 at 100.00          AA-         2,342,202
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2004A, 5.000%, 7/01/29 - NPFG
                     Insured
          2,830   Dormitory Authority of the State of New York, Lease            7/16 at 100.00          AA-         2,896,873
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2006A, 5.000%, 7/01/31 - NPFG
                     Insured
            745   Dormitory Authority of the State of New York,                  7/17 at 100.00            A           743,838
                     Revenue Bonds, Barnard College, Series 2007A,
                     5.000%, 7/01/37 - FGIC Insured
          3,300   Dormitory Authority of the State of New York,                  7/19 at 100.00          AA-         3,534,366
                     Revenue Bonds, New York University, Series
                     2009A, 5.250%, 7/01/34
          3,750   Dormitory Authority of the State of New York,                  7/19 at 100.00          AA-         3,922,125
                     Revenue Bonds, New York University, Series
                     2009B, 5.000%, 7/01/39
                  Dormitory Authority of the State of New York,
                  Revenue Bonds, Rochester Institute of Technology,
                  Series 2006A:
            800      5.250%, 7/01/20 - AMBAC Insured                               No Opt. Call           A1           878,416
            640      5.250%, 7/01/21 - AMBAC Insured                               No Opt. Call           A1           700,320
          4,000   Dormitory Authority of the State of New York,                    No Opt. Call          AAA         4,679,880
                     Revenue Bonds, State University Educational
                     Facilities, 1989 Resolution, Series 2000C,
                     5.750%, 5/15/16 - AGM Insured
          1,915   Dormitory Authority of the State of New York,                    No Opt. Call          AAA         2,211,078
                     Second General Resolution Consolidated Revenue
                     Bonds, City University System, Series 1993A,
                     5.750%, 7/01/18 - AGM Insured
          2,000   Dormitory Authority of the State of New York, Third            7/10 at 100.00          AA-         2,001,740
                     General Resolution Consolidated Revenue Bonds,
                     City University System, Series 1998-1, 5.000%,
                     7/01/26 - FGIC Insured
            705   Madison County Industrial Development Agency, New York,        7/15 at 100.00          AA+           763,268
                     Civic Facility Revenue Bonds, Colgate
                     University, Tender Option Bond Trust 3127,
                     12.986%, 7/01/40 - AMBAC Insured (IF)
          6,415   Nassau County Industrial Development Agency, New York,         7/10 at 100.00            A         6,468,629
                     Revenue Refunding Bonds, Hofstra
                     University, Series 1998, 5.000%, 7/01/23 - NPFG
                     Insured
          4,775   New York City Industrial Development Agency, New York,         6/10 at 100.00            A         4,776,242
                     Civic Facility Revenue Bonds, Trinity
                     Episcopal School, Series 1997, 5.250%, 6/15/27 -
                     NPFG Insured
                  New York City Industrial Development Agency, New York,
                  PILOT Revenue Bonds, Queens Baseball Stadium
                  Project, Series 2006:
          2,000      5.000%, 1/01/36 - AMBAC Insured                             1/17 at 100.00          BB+         1,765,400
          3,240      5.000%, 1/01/46 - AMBAC Insured                             1/17 at 100.00          BB+         2,744,150
                  New York City Industrial Development Authority, New York,
                  PILOT Revenue Bonds, Yankee Stadium Project,
                  Series 2006:
          1,215      5.000%, 3/01/31 - FGIC Insured                              9/16 at 100.00         BBB-         1,191,769
          9,840      5.000%, 3/01/36 - NPFG Insured                              9/16 at 100.00            A         9,466,375
          5,910      4.500%, 3/01/39 - FGIC Insured                              9/16 at 100.00         BBB-         5,094,834
          6,250   New York City Trust for Cultural Resources, New York,          7/10 at 100.00          Aa2         6,270,938
                     Revenue Refunding Bonds, Museum of Modern
                     Art, Series 1996A, 5.500%, 1/01/21 - AMBAC
                     Insured
          1,005   New York State Dormitory Authority, Revenue Bonds,             7/17 at 100.00          AA-         1,047,089
                     New York University, Series 2007, 5.000%,7/01/32
                     - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         77,340   Total Education and Civic Organizations                                                           77,995,162
-------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 15.5% (10.0% OF TOTAL INVESTMENTS)
$           820   Dormitory Authority of the State of New York                   8/19 at 100.00          AAA   $       906,231
                     Hospital for Special Surgery, FHA-Insured
                     Mortgage Hospital Revenue Bonds, Series 2009,
                     6.250%, 8/15/34
          3,995   Dormitory Authority of the State of New York,                  8/10 at 100.00          N/R         3,995,040
                     FHA-Insured Mortgage Hospital Revenue Bonds,
                     Millard Fillmore Hospitals, Series 1997, 5.375%,
                     2/01/32 - AMBAC Insured
          6,795   Dormitory Authority of the State of New York,                  8/10 at 100.00          N/R         6,707,684
                     FHA-Insured Mortgage Hospital Revenue Bonds, New York
                     and Presbyterian Hospital, Series 1998,
                     4.750%, 8/01/27 - AMBAC Insured
          2,420   Dormitory Authority of the State of New York,                  8/17 at 100.00          AAA         2,502,740
                     FHA-Insured Mortgage Revenue Bonds, Hudson
                     Valley Hospital Center, Series 2007, 5.000%,
                     8/15/27 - AGM Insured
          2,695   Dormitory Authority of the State of New York,                  2/15 at 100.00            A         2,737,581
                     FHA-Insured Mortgage Revenue Bonds, Montefiore
                     Hospital, Series 2004, 5.000%, 8/01/29 - FGIC
                     Insured
          1,000   Dormitory Authority of the State of New York,                  2/15 at 100.00            A         1,014,890
                     FHA-Insured Revenue Bonds, Montefiore Medical
                     Center, Series 2005, 5.000%, 2/01/22 - FGIC
                     Insured
          9,000   Dormitory Authority of the State of New York,                  7/10 at 100.50            A         9,048,780
                     Hospital Revenue Bonds, Catholic Health Services
                     of Long Island Obligated Group - St. Francis
                     Hospital, Series 1999A, 5.500%, 7/01/24 - NPFG
                     Insured
          1,800   Dormitory Authority of the State of New York,                  7/17 at 100.00          AAA         1,838,646
                     Revenue Bonds, Health Quest System Inc.,
                     Series 2007B, 5.125%, 7/01/37 - AGC Insured
                  Dormitory Authority of the State of New York,
                  Revenue Bonds, Memorial Sloan-Kettering Cancer
                  Center, Series 2003-1:
          2,500      5.000%, 7/01/21 - NPFG Insured                              7/13 at 100.00           AA         2,640,975
          3,300      5.000%, 7/01/22 - NPFG Insured                              7/13 at 100.00           AA         3,466,485
          2,625   Dormitory Authority of the State of New York,                  8/14 at 100.00          AAA         2,859,964
                     Revenue Bonds, New York and Presbyterian
                     Hospital, Series 2004A, 5.250%, 8/15/15 - AGM
                     Insured
          2,150   Dormitory Authority of the State of New York,                  8/14 at 100.00          AAA         2,181,906
                     Revenue Bonds, The New York and Presbyterian
                     Hospital Project, Series 2007, 5.000%, 8/15/36 -
                     AGM Insured
          9,000   Dormitory Authority of the State of New York,                  7/11 at 101.00         Baa1         8,885,790
                     Revenue Bonds, Winthrop South Nassau University
                     Health System Obligated Group, Series 2001B,
                     5.250%, 7/01/31 - AMBAC Insured
                  New York City Health and Hospitals Corporation, New York,
                  Health System Revenue Bonds, Series 2003A:
          2,800      5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00           A+         2,919,980
          3,065      5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00           A+         3,171,447
-------------------------------------------------------------------------------------------------------------------------------
         53,965   Total Health Care                                                                                 54,878,139
-------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.3% (2.8% OF TOTAL
                     INVESTMENTS)
            500   Amherst Industrial Development Agency, New York,               8/10 at 102.00           A3           511,625
                     Revenue Bonds, UBF Faculty/Student Housing
                     Corporation, University of Buffalo Lakeside
                     Cottage Project, Series 2000B, 5.625%, 8/01/20 -
                     AMBAC Insured
                  Amherst Industrial Development Agency, New York,
                  Revenue Bonds, UBF Faculty/Student Housing
                  Corporation, University of Buffalo Project, Series 2000A:
          1,065      5.625%, 8/01/20 - AMBAC Insured                             8/10 at 102.00           A3         1,098,899
            610      5.750%, 8/01/25 - AMBAC Insured                             8/10 at 102.00           A3           626,787
                  New York City Housing Development Corporation, New York,
                  Capital Fund Program Revenue Bonds, Series 2005A:
          1,500      5.000%, 7/01/14 - NPFG Insured                                No Opt. Call          AA+         1,678,530
          1,500      5.000%, 7/01/16 - NPFG Insured                              7/15 at 100.00          AA+         1,646,940
          5,515      5.000%, 7/01/25 - NPFG Insured (UB)                         7/15 at 100.00          AA+         5,725,833
          1,319   New York City Housing Development Corporation, New York,       4/10 at 105.00          N/R         1,388,110
                     Multifamily Housing Revenue Bonds,
                     Pass-Through Certificates, Series 1991C, 6.500%,
                     2/20/19 - AMBAC Insured
            560   New York City, New York, Multifamily Housing                   1/17 at 100.00          AAA           533,590
                     Revenue Bonds, Seaview Towers, Series 2006A,
                     4.750%, 7/15/39 - AMBAC Insured (Alternative
                     Minimum Tax)
          1,685   New York State Housing Finance Agency, Affordable             11/17 at 100.00          Aa2         1,689,095
                     Housing Revenue Bonds, Series 2007B,
                     5.300%,11/01/37 (Alternative Minimum Tax)
             25   New York State Housing Finance Agency, FHA-Insured             8/10 at 100.00            A            25,065
                     Multifamily Housing Mortgage Revenue Bonds,
                     Series 1994B, 6.250%, 8/15/14 - AMBAC Insured
             85   New York State Housing Finance Agency, Mortgage                5/10 at 100.00          AAA            85,103
                     Revenue Refunding Bonds, Housing Project, Series
                     1996A, 6.125%, 11/01/20 - AGM Insured
-------------------------------------------------------------------------------------------------------------------------------
         14,364   Total Housing/Multifamily                                                                         15,009,577
-------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 9.8% (6.3% OF TOTAL
                  INVESTMENTS)
$         1,500   Erie County, New York, General Obligation Bonds,               3/13 at 100.00         Baa2   $     1,574,445
                     Series 2003A, 5.250%, 3/15/16 - FGIC Insured
            805   Erie County, New York, General Obligation Bonds,                 No Opt. Call         Baa1           863,363
                     Series 2004B, 5.250%, 4/01/13 - NPFG Insured
                  Monroe County, New York, General Obligation Public
                  Improvement Bonds, Series 2002:
          2,250      5.000%, 3/01/15 - FGIC Insured                              3/12 at 100.00            A         2,348,505
          1,000      5.000%, 3/01/17 - FGIC Insured                              3/12 at 100.00            A         1,028,390
                  New York City, New York, General Obligation Bonds,
                  Fiscal Series 2001D:
          2,095      5.250%, 8/01/15 - AGM Insured                               8/10 at 101.00          AAA         2,148,066
          5,320      5.250%, 8/01/15                                               No Opt. Call           AA         5,448,372
          5,000      5.000%, 8/01/16 - FGIC Insured                              8/10 at 101.00           AA         5,121,800
            125   New York City, New York, General Obligation Bonds,             3/12 at 100.00          AAA           127,618
                     Fiscal Series 2002C, 5.125%, 3/15/25 - AGM
                     Insured
          4,130   New York City, New York, General Obligation Bonds,             3/15 at 100.00           AA         4,410,923
                     Fiscal Series 2005J, 5.000%, 3/01/19 - FGIC
                     Insured
                  New York City, New York, General Obligation Bonds:
          3,350      5.000%, 11/01/19 - AGM Insured (UB)                        11/14 at 100.00          AAA         3,600,212
          1,700      5.000%, 11/01/20 - AGM Insured (UB)                        11/14 at 100.00          AAA         1,812,625
                  Peru Central School District, Clinton County, New York,
                  General Obligation Refunding Bonds, Series 2002B:
          1,845      4.000%, 6/15/18 - FGIC Insured                              6/12 at 100.00            A         1,878,487
          1,915      4.000%, 6/15/19 - FGIC Insured                              6/12 at 100.00            A         1,942,116
          2,305   Yonkers, New York, General Obligation Bonds, Series            8/15 at 100.00            A         2,364,792
                     2005B, 5.000%, 8/01/20 - NPFG Insured
-------------------------------------------------------------------------------------------------------------------------------
         33,340   Total Tax Obligation/General                                                                      34,669,714
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 51.1% (32.9% OF TOTAL
                  INVESTMENTS)
          3,340   Dormitory Authority of the State of New York, 853              7/10 at 100.50          N/R         3,383,053
                     Schools Program Insured Revenue Bonds, Harmony
                     Heights School, Issue 1, Series 1999C, 5.500%,
                     7/01/18 - AMBAC Insured
            130   Dormitory Authority of the State of New York,                  8/10 at 100.00          AAA           130,270
                     Improvement Revenue Bonds, Mental Health
                     Services Facilities, Series 2000D, 5.250%,
                     8/15/30 - AGM Insured
                  Dormitory Authority of the State of New York, Lease
                  Revenue Bonds, Madison-Oneida Board of Cooperative
                  Educational Services, Series 2002:
          1,045      5.250%, 8/15/20 - AGM Insured                               8/12 at 100.00          AAA         1,122,644
          1,100      5.250%, 8/15/21 - AGM Insured                               8/12 at 100.00          AAA         1,175,548
          1,135      5.250%, 8/15/22 - AGM Insured                               8/12 at 100.00          AAA         1,197,073
          3,610   Dormitory Authority of the State of New York,                  7/14 at 100.00          AA-         3,775,446
                     Revenue Bonds, Department of Health,
                     Series 2004-2, 5.000%, 7/01/20 - FGIC Insured
                  Dormitory Authority of the State of New York,
                  Revenue Bonds, Mental Health Services Facilities
                  Improvements, Series 2005D-1:
          2,300      5.000%, 2/15/15 - FGIC Insured                                No Opt. Call          AA-         2,571,446
          1,200      5.000%, 8/15/23 - FGIC Insured                              2/15 at 100.00          AA-         1,242,912
          7,900   Dormitory Authority of the State of New York,                 10/12 at 100.00           A+         8,452,131
                     Revenue Bonds, School Districts Financing
                     Program, Series 2002D, 5.250%, 10/01/23 - NPFG
                     Insured
          1,040   Dormitory Authority of the State of New York, State            3/15 at 100.00          AAA         1,111,178
                     Personal Income Tax Revenue Bonds, Series 2005F,
                     5.000%, 3/15/21 - AGM Insured
          2,420   Erie County Industrial Development Agency, New York,           5/18 at 100.00          AAA         2,652,172
                     School Facility Revenue Bonds, Buffalo
                     City School District Project, Series 2008A,
                     5.750%, 5/01/28 - AGM Insured (UB)
          3,300   Erie County Industrial Development Agency, New York,             No Opt. Call          AA-         3,426,786
                     School Facility Revenue Bonds, Buffalo
                     City School District Project, Series 2009A,
                     5.000%, 5/01/31
                  Erie County Industrial Development Agency, New York,
                  School Facility Revenue Bonds, Buffalo
                  City School District, Series 2003:
          1,200      5.750%, 5/01/20 - AGM Insured                               5/12 at 100.00          AAA         1,294,860
          1,000      5.750%, 5/01/22 - AGM Insured                               5/12 at 100.00          AAA         1,063,390
          1,710   Erie County Industrial Development Agency, New York,           5/14 at 100.00          AAA         1,809,095
                     School Facility Revenue Bonds, Buffalo
                     City School District, Series 2004, 5.750%,
                     5/01/26 - AGM Insured (UB)

                                                           Nuveen Investments 35

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$                 Erie County Industrial Development Agency, New York,
                  School Facility Revenue Bonds, Buffalo City
                  School District Project, Series 2007A:
          5,980      5.750%, 5/01/27 - FSA Insured (UB)                          5/17 at 100.00          AAA   $     6,523,462
          1,670      5.750%, 5/01/28 - FSA Insured (UB)                          5/17 at 100.00          AAA         1,817,511
         14,635   Hudson Yards Infrastructure Corporation, New York,             2/17 at 100.00            A        14,003,646
                     Revenue Bonds, Series 2006A, 5.000%,2/15/47 -
                     FGIC Insured
          7,500   Metropolitan Transportation Authority, New York,              11/12 at 100.00          AAA         7,848,075
                     Dedicated Tax Fund Bonds, Series 2002A, 5.250%,
                     11/15/25 - AGM Insured
          4,600   Metropolitan Transportation Authority, New York,               7/12 at 100.00          AA-         4,933,408
                     State Service Contract Bonds, Series 2002B,
                     5.500%, 7/01/18 - NPFG Insured
                  Metropolitan Transportation Authority, New York,
                  State Service Contract Refunding Bonds, Series 2002A:
          1,000      5.750%, 7/01/18 - AGM Insured                                 No Opt. Call          AAA         1,168,940
          1,000      5.750%, 7/01/18 - AGM Insured (UB)                            No Opt. Call          AAA         1,168,940
          3,000      5.500%, 1/01/19 - NPFG Insured                              7/12 at 100.00          AA-         3,207,180
          6,000      5.500%, 1/01/20 - NPFG Insured                              7/12 at 100.00          AA-         6,381,660
          3,000      5.000%, 7/01/25 - FGIC Insured                              7/12 at 100.00          AA-         3,112,200
          8,000      5.000%, 7/01/30 - AMBAC Insured                             7/12 at 100.00          AA-         8,099,520
                  Nassau County Interim Finance Authority, New York,
                  Sales Tax Secured Revenue Bonds, Series 2003A:
          1,555      4.750%, 11/15/21 - AMBAC Insured                           11/13 at 100.00          AAA         1,625,006
          1,555      4.750%, 11/15/22 - AMBAC Insured                           11/13 at 100.00          AAA         1,618,537
                  New York City Sales Tax Asset Receivable
                  Corporation, New York, Dedicated Revenue Bonds,
                  Local Government Assistance Corporation, Series 2004A:
          2,720      5.000%, 10/15/25 - NPFG Insured (UB)                       10/14 at 100.00          AAA         2,937,682
          1,990      5.000%, 10/15/26 - NPFG Insured (UB)                       10/14 at 100.00          AAA         2,102,952
          4,960      5.000%, 10/15/29 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         5,200,461
          1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         1,554,420
          1,600   New York City Transitional Finance Authority, New York,        1/17 at 100.00          AA-         1,663,328
                     Building Aid Revenue Bonds, Fiscal Series
                     2007S-2, 5.000%, 1/15/28 - FGIC Insured
                  New York City Transitional Finance Authority, New York,
                  Future Tax Secured Bonds, Fiscal Series
                  2002B:
              5      5.250%, 5/01/12 - NPFG Insured                             11/11 at 101.00          AAA             5,386
          2,420      5.250%, 5/01/17 - NPFG Insured                             11/11 at 101.00          AAA         2,593,635
            970      5.000%, 5/01/30 - MBIA Insured                             11/11 at 101.00          AAA           988,537
          1,995   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         2,142,171
                     Future Tax Secured Bonds, Fiscal Series
                     2003E, 5.250%, 2/01/22 - NPFG Insured
          1,845   New York City Transitional Finance Authority, New York,        2/14 at 100.00          AAA         1,994,150
                     Future Tax Secured Bonds, Fiscal Series
                     2004C, 5.000%, 2/01/19 - SYNCORA GTY Insured
          3,500   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         3,698,100
                     Future Tax Secured Refunding Bonds, Fiscal
                     Series 2003D, 5.000%, 2/01/22 - NPFG Insured
                  New York Convention Center Development Corporation,
                  Hotel Fee Revenue Bonds, Tender Option Bonds Trust
                  3095:
            845      13.317%, 11/15/30 - AMBAC Insured (IF)                     11/15 at 100.00          AA+           957,123
          4,005      13.303%, 11/15/44 - AMBAC Insured (IF)                     11/15 at 100.00          AA+         4,347,988
          3,750   New York State Local Government Assistance                       No Opt. Call          AAA         4,304,400
                     Corporation, Revenue Bonds, Series 1993E,
                     5.250%,4/01/16 - AGM Insured (UB)
          1,000   New York State Thruway Authority, Highway and                  4/14 at 100.00           AA         1,061,410
                     Bridge Trust Fund Bonds, Second Genera1
                     Series 2004, 5.000%, 4/01/22 - NPFG Insured
                  New York State Thruway Authority, Highway and
                  Bridge Trust Fund Bonds, Second General, Series 2005B:
          8,455      5.500%, 4/01/20 - AMBAC Insured                               No Opt. Call           AA         9,805,686
          2,600      5.000%, 4/01/21 - AMBAC Insured                            10/15 at 100.00           AA         2,797,626
          1,000   New York State Thruway Authority, State Personal               9/14 at 100.00          AAA         1,065,490
                     Income Tax Revenue Bonds, Series 2004A, 5.000%,
                     3/15/24 - AMBAC Insured
                  New York State Tobacco Settlement Financing
                  Corporation, Tobacco Settlement Asset-Backed and
                  State Contingency Contract-Backed Bonds, Series
                  2003A-1:
         12,400      5.250%, 6/01/20 - AMBAC Insured                             6/13 at 100.00          AA-        13,183,804
          1,000      5.250%, 6/01/22 - AMBAC Insured                             6/13 at 100.00          AA-         1,054,220

36 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         3,190   New York State Urban Development Corporation,                    No Opt. Call           A1   $     3,508,809
                     Revenue Refunding Bonds, State Facilities,
                     Series 1995, 5.600%, 4/01/15 - NPFG Insured
            500   New York State Urban Development Corporation, State            3/15 at 100.00          AAA           521,350
                     Personal Income Tax Revenue Bonds, Series 2005B,
                     5.000%, 3/15/30 - AGM Insured
          1,980   Niagara Falls City School District, Niagara County,            6/15 at 100.00          AAA         1,940,440
                     New York, Certificates of Participation, High
                     School Facility, Series 2005, 5.000%, 6/15/28 -
                     AGM Insured
                  Puerto Rico Highway and Transportation Authority,
                  Highway Revenue Refunding Bonds, Series 2002E:
          3,000      5.500%, 7/01/14 - AGM Insured                                 No Opt. Call          AAA         3,329,280
          6,000      5.500%, 7/01/18 - AGM Insured                                 No Opt. Call          AAA         6,611,220
          2,500   Puerto Rico Sales Tax Financing Corporation, Sales             2/20 at 100.00          AAA         2,509,475
                     Tax Revenue Bonds, First Subordinate
                     Series 2010A, 5.000%, 8/01/40 - AGM Insured
          3,765   Syracuse Industrial Development Authority, New York,           1/17 at 100.00         BBB-         2,666,222
                     PILOT Mortgage Revenue Bonds, Carousel
                     Center Project, Series 2007A, 5.000%, 1/01/36 -
                     SYNCORA GTY Insured (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
        171,420   Total Tax Obligation/Limited                                                                     180,461,454
-------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 15.2% (9.8% OF TOTAL INVESTMENTS)
          7,575   Metropolitan Transportation Authority, New York,              11/16 at 100.00          AAA         7,334,721
                     Transportation Revenue Bonds, Series 2006B,
                     4.500%, 11/15/36 - AGM Insured
                  Metropolitan Transportation Authority, New York,
                  Transportation Revenue Refunding Bonds, Series
                  2002A:
          3,815      5.500%, 11/15/19 - AMBAC Insured                           11/12 at 100.00            A         4,081,440
          4,000      5.125%, 11/15/22 - FGIC Insured                            11/12 at 100.00            A         4,158,400
                  Metropolitan Transportation Authority, New York,
                  Transportation Revenue Refunding Bonds, Series
                  2002E:
          2,665      5.500%, 11/15/21 - NPFG Insured                            11/12 at 100.00            A         2,824,314
          8,500      5.000%, 11/15/25 - NPFG Insured                            11/12 at 100.00            A         8,743,355
                  New York State Thruway Authority, General Revenue
                  Bonds, Series 2005F:
          2,665      5.000%, 1/01/20 - AMBAC Insured                             1/15 at 100.00           A+         2,815,679
          4,075      5.000%, 1/01/30 - AMBAC Insured                             1/15 at 100.00           A+         4,162,735
          1,700   New York State Thruway Authority, General Revenue              7/15 at 100.00          AAA         1,748,841
                     Bonds, Series 2005G, 5.000%, 1/01/30 - AGM
                     Insured (UB)
            970   New York State Thruway Authority, General Revenue              1/18 at 100.00           A+         1,021,478
                     Bonds, Series 2007H, 5.000%, 1/01/25 - FGIC
                     Insured
          2,500   Niagara Frontier Airport Authority, New York,                  4/10 at 100.50            A         2,503,725
                     Airport Revenue Bonds, Buffalo Niagara
                     International Airport, Series 1999A, 5.625%,
                     4/01/29 - NPFG Insured (Alternative Minimum Tax)
          1,700   Port Authority of New York and New Jersey,                     6/15 at 101.00          Aa2         1,773,780
                     Consolidated Revenue Bonds, One Hundred Fortieth
                     Series 2005, 5.000%, 12/01/31 - SYNCORA GTY
                     Insured
          1,175   Port Authority of New York and New Jersey,                     8/17 at 100.00          AAA         1,382,881
                     Consolidated Revenue Bonds, One Hundred Forty
                     Eighth Series 2008, Trust 2920, 17.440%, 8/15/32
                     - AGM Insured (IF)
          5,000   Triborough Bridge and Tunnel Authority, New York,              1/12 at 100.00          Aa2         5,335,100
                     General Purpose Revenue Bonds, Series 2002A,
                     5.250%, 1/01/20 - FGIC Insured
                  Triborough Bridge and Tunnel Authority, New York,
                  Subordinate Lien General Purpose Revenue Refunding
                  Bonds, Series 2002E:
          1,570      5.500%, 11/15/20 - NPFG Insured                               No Opt. Call          Aa3         1,815,250
          3,800      5.250%, 11/15/22 - NPFG Insured                            11/12 at 100.00          Aa3         4,064,822
-------------------------------------------------------------------------------------------------------------------------------
         51,710   Total Transportation                                                                              53,766,521
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 19.3% (12.4% OF TOTAL
                     INVESTMENTS) (4)
                  Dormitory Authority of the State of New York,
                  Improvement Revenue Bonds, Mental Health Services
                  Facilities, Series 2000D:
             65      5.250%, 8/15/30 (Pre-refunded 8/15/10) - AGM Insured        8/10 at 100.00          AAA            66,207
            175      5.250%, 8/15/30 (Pre-refunded 8/15/10) - AGM Insured        8/10 at 100.00          AAA           178,269
          2,225   Dormitory Authority of the State of New York,                    No Opt. Call          AAA         2,635,112
                     Judicial Facilities Lease Revenue Bonds, Suffolk
                     County Issue, Series 1986, 7.375%, 7/01/16 (ETM)

                                                           Nuveen Investments 37

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         1,410   Dormitory Authority of the State of New York, Lease            7/11 at 100.00      AA- (4)   $     1,496,165
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2001, 5.500%, 7/01/20
                     (Pre-refunded 7/01/11) - FGIC Insured
                  Dormitory Authority of the State of New York,
                  Revenue Bonds, University of Rochester, Series
                  2000A:
          1,990      0.000%, 7/01/17 (Pre-refunded 7/01/10) - MBIA               7/10 at 101.00      Aa3 (4)         2,007,592
                        Insured
          2,230      0.000%, 7/01/18 (Pre-refunded 7/01/10) - MBIA               7/10 at 101.00      Aa3 (4)         2,249,713
                        Insured
          2,495      0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA               7/10 at 101.00      Aa3 (4)         2,517,056
                        Insured
          1,870      0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA               7/10 at 101.00      Aa3 (4)         1,886,531
                        Insured
                  Longwood Central School District, Suffolk County,
                  New York, Series 2000:
            910      5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC               6/11 at 101.00       A2 (4)           975,283
                        Insured
          1,410      5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC               6/11 at 101.00       A2 (4)         1,511,153
                        Insured
                  Metropolitan Transportation Authority, New York,
                  Dedicated Tax Fund Bonds, Series 1999A:
          4,000      5.000%, 4/01/17 (Pre-refunded 10/01/14) - AGM              10/14 at 100.00          AAA         4,597,600
                        Insured
          1,000      5.000%, 4/01/29 (Pre-refunded 10/01/14) - AGM              10/14 at 100.00          AAA         1,149,400
                        Insured
                  Metropolitan Transportation Authority, New York,
                  Transit Facilities Revenue Bonds, Series 1998B:
         10,000      4.875%, 7/01/18 - FGIC Insured (ETM)                        5/10 at 100.50          AAA        10,083,400
          4,500      4.750%, 7/01/26 - FGIC Insured (ETM)                        5/10 at 100.50          AAA         4,536,720
                  New York City Transitional Finance Authority, New York,
                  Future Tax Secured Bonds, Fiscal Series 2002B:
         10,165      5.250%, 5/01/12 (Pre-refunded 11/01/11) - NPFG             11/11 at 101.00          AAA        11,001,783
                        Insured
             30      5.000%, 5/01/30 (Pre-refunded 11/01/11) - MBIA             11/11 at 101.00          AAA            32,352
                        Insured
          6,000   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA         6,607,860
                     Future Tax Secured Bonds, Fiscal Series
                     2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) -
                     AMBAC Insured
             40   New York City, New York, General Obligation Bonds,               No Opt. Call       AA (4)            41,066
                     Fiscal Series 2001D, 5.250%, 8/01/15
          4,875   New York City, New York, General Obligation Bonds,             3/12 at 100.00          AAA         5,285,768
                     Fiscal Series 2002C, 5.125%, 3/15/25
                     (Pre-refunded 3/15/12) - AGM Insured
          6,965   New York State Thruway Authority, Highway and                  4/12 at 100.00          AAA         7,579,452
                     Bridge Trust Fund Bonds, Series 2002A,
                     5.250%,4/01/20 (Pre-refunded 4/01/12) - AGM
                     Insured
                  Putnam Valley Central School District, Putnam and
                  Westchester Counties, New York, General Obligation
                  Bonds, Series 2000:
            525      5.875%, 6/15/19 (Pre-refunded 6/15/10) - AGM                6/10 at 100.00      Aa3 (4)           531,090
                        Insured
            525      5.875%, 6/15/25 (Pre-refunded 6/15/10) - AGM                6/10 at 100.00      Aa3 (4)           531,090
                        Insured
            525      5.875%, 6/15/27 (Pre-refunded 6/15/10) - AGM                6/10 at 100.00      Aa3 (4)           531,090
                        Insured
-------------------------------------------------------------------------------------------------------------------------------
         63,930   Total U.S. Guaranteed                                                                             68,031,752
-------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 11.0% (7.1% OF TOTAL INVESTMENTS)
          1,650   Islip Resource Recovery Agency, New York, Revenue                No Opt. Call           A1         1,767,827
                     Bonds, Series 1994B, 7.250%, 7/01/11 - AMBAC
                     Insured (Alternative Minimum Tax)
                  Long Island Power Authority, New York, Electric
                  System General Revenue Bonds, Series 2000A:
          4,000      0.000%, 6/01/24 - AGM Insured                                 No Opt. Call          AAA         2,281,120
          4,000      0.000%, 6/01/25 - AGM Insured                                 No Opt. Call          AAA         2,164,600
          5,000      0.000%, 6/01/26 - AGM Insured                                 No Opt. Call          AAA         2,561,600
          7,000      0.000%, 6/01/27 - AGM Insured                                 No Opt. Call          AAA         3,383,590
         10,500      0.000%, 6/01/28 - AGM Insured                                 No Opt. Call          AAA         4,787,685
          7,000      0.000%, 6/01/29 - AGM Insured                                 No Opt. Call          AAA         3,011,190
          2,500   Long Island Power Authority, New York, Electric                9/11 at 100.00          AAA         2,530,225
                     System General Revenue Bonds, Series 2001A,
                     5.000%, 9/01/27 - AGM Insured
                  Long Island Power Authority, New York, Electric
                  System General Revenue Bonds, Series 2006A:
          6,180      5.000%, 12/01/23 - FGIC Insured                             6/16 at 100.00            A         6,435,914
          8,020      5.000%, 12/01/25 - FGIC Insured                             6/16 at 100.00            A         8,290,114
            750   Long Island Power Authority, New York, Electric                6/16 at 100.00           A-           760,275
                     System General Revenue Bonds, Series 2006B,
                     5.000%, 12/01/35 - CIFG Insured
            865   Power Authority of the State of New York, General             11/15 at 100.00          Aa2           933,413
                     Revenue Bonds, Series 2006A, 5.000%,11/15/19 -
                     FGIC Insured
-------------------------------------------------------------------------------------------------------------------------------
         57,465   Total Utilities                                                                                   38,907,553
-------------------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 6.5% (4.2% OF TOTAL INVESTMENTS)
$           830   New York City Municipal Water Finance Authority,               6/10 at 101.00          AAA   $       847,090
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2000B, 6.100%, 6/15/31 -
                     MBIA Insured
          1,360   New York City Municipal Water Finance Authority,               6/11 at 100.00          AAA         1,387,730
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2000B, 6.000%, 6/15/33
                     (Mandatory put 6/15/10) - NPFG Insured
          3,000   New York City Municipal Water Finance Authority,               6/14 at 100.00          AAA         3,069,390
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 -
                     AMBAC Insured
          6,525   New York City Municipal Water Finance Authority,               6/15 at 100.00          AAA         6,831,610
                     New York, Water and Sewerage System Revenue
                     Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 -
                     NPFG Insured (UB)
          3,500   New York City Municipal Water Finance Authority,               6/16 at 100.00          AAA         3,606,995
                     New York, Water and Sewerage System Revenue
                     Bonds, Series 2006B, 5.000%, 6/15/36 - NPFG
                     Insured (UB)
          7,000   Suffolk County Water Authority, New York,                      6/15 at 100.00          AA+         7,310,176
                     Waterworks Revenue Bonds, Series 2005C,
                     5.000%,6/01/28 - NPFG Insured (UB)
-------------------------------------------------------------------------------------------------------------------------------
         22,215   Total Water and Sewer                                                                             23,052,991
-------------------------------------------------------------------------------------------------------------------------------
$       545,749   Total Long-Term Investments (cost $527,749,397) -                                                546,772,863
                     154.8% (99.7% of Total Investments)
===============----------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL
                     INVESTMENTS)
$         1,867   State Street Bank Euro Dollar Time Deposit, 0.010%,                       N/A          N/A         1,867,389
                     4/01/10
===============----------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $1,867,389)                                                     1,867,389
                  -------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $529,616,786) - 155.3%                                                   548,640,252
                  -------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (11.4)%                                                              (40,245,000)
                  -------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.6%                                                               5,583,541
                  -------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (45.5)% (5)                               (160,775,000)
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                $   353,203,793
                  =============================================================================================================

At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.3%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 39

NNF | Nuveen Insured New York Premium Income Municipal Fund, Inc.
    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 22.9% (15.0% OF
                  TOTAL INVESTMENTS)
                  Dormitory Authority of the State of New York,
                  General Revenue Bonds, New York University, Series
                  2001-1:
$         1,500      5.500%, 7/01/24 - AMBAC Insured                               No Opt. Call          AA-   $     1,762,185
            500      5.500%, 7/01/40 - AMBAC Insured                               No Opt. Call          AA-           587,710
            435   Dormitory Authority of the State of New York,                    No Opt. Call            A           419,927
                     Housing Revenue Bonds, Fashion Institute of
                     Technology, Series 2007, 5.250%, 7/01/34 - FGIC
                     Insured
            810   Dormitory Authority of the State of New York,                  7/11 at 100.00          Aa3           821,113
                     Insured Revenue Bonds, Yeshiva University,
                     Series 2001, 5.000%, 7/01/20 - AMBAC Insured
          1,000   Dormitory Authority of the State of New York, Lease              No Opt. Call          AA-         1,109,410
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2003B, 5.250%, 7/01/32
                     (Mandatory put 7/01/13) - SYNCORA GTY Insured
            635   Dormitory Authority of the State of New York, Lease            7/15 at 100.00          AA-           641,077
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2004A, 5.000%, 7/01/29 - NPFG
                     Insured
            970   Dormitory Authority of the State of New York, Lease            7/16 at 100.00          AA-           992,921
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2006A, 5.000%, 7/01/31 - NPFG
                     Insured
            255   Dormitory Authority of the State of New York,                  7/17 at 100.00            A           254,602
                     Revenue Bonds, Barnard College, Series 2007A,
                     5.000%, 7/01/37 - FGIC Insured
          1,000   Dormitory Authority of the State of New York,                  7/19 at 100.00          AA-         1,071,020
                     Revenue Bonds, New York University, Series
                     2009A, 5.250%, 7/01/34
          3,000   Dormitory Authority of the State of New York,                  7/19 at 100.00          AA-         3,137,700
                     Revenue Bonds, New York University, Series
                     2009B, 5.000%, 7/01/39
                  Dormitory Authority of the State of New York,
                  Revenue Bonds, Rochester Institute of Technology,
                  Series 2006A:
            250      5.250%, 7/01/20 - AMBAC Insured                               No Opt. Call           A1           274,505
            200      5.250%, 7/01/21 - AMBAC Insured                               No Opt. Call           A1           218,850
          1,000   Dormitory Authority of the State of New York,                    No Opt. Call           A1         1,135,590
                     Revenue Bonds, State University Educational
                     Facilities, Series 1993A, 5.500%, 5/15/19 -
                     AMBAC Insured
          1,270   Dormitory Authority of the State of New York,                  5/12 at 101.00          AA-         1,371,613
                     Revenue Bonds, State University Educational
                     Facilities, Series 2002A, 5.000%, 5/15/16 - FGIC
                     Insured
          2,200   Dormitory Authority of the State of New York,                    No Opt. Call          AAA         2,540,142
                     Second General Resolution Consolidated Revenue
                     Bonds, City University System, Series 1993A,
                     5.750%, 7/01/18 - AGM Insured
          1,935   Dormitory Authority of the State of New York, State            7/15 at 100.00          AA-         2,095,489
                     and Local Appropriation Lease Bonds, Upstate
                     Community Colleges, Series 2005A, 5.000%,
                     7/01/19 - FGIC Insured
            535   Madison County Industrial Development Agency, New York,        7/15 at 100.00          AA+           579,218
                     Civic Facility Revenue Bonds, Colgate
                     University, Tender Option Bond Trust 3127,
                     12.986%, 7/01/40 - AMBAC Insured (IF)
                  New York City Industrial Development Agency, New York,
                  Payment in Lieu of Taxes Revenue Bonds,
                  Queens Baseball Stadium Project, Series 2009:
            400      6.125%, 1/01/29 - AGC Insured                               1/19 at 100.00          AAA           444,048
            200      6.375%, 1/01/39 - AGC Insured                               1/19 at 100.00          AAA           219,426
          1,110   New York City Industrial Development Agency, New York,         1/17 at 100.00          BB+           940,126
                     PILOT Revenue Bonds, Queens Baseball
                     Stadium Project, Series 2006, 5.000%, 1/01/46 -
                     AMBAC Insured
          1,445   New York City Industrial Development Agency, New York,         3/19 at 100.00          AAA         1,663,816
                     Revenue Bonds, Yankee Stadium Project
                     Pilot, Series 2009A, 7.000%, 3/01/49 - AGC
                     Insured
                  New York City Industrial Development Authority, New York,
                  PILOT Revenue Bonds, Yankee Stadium Project,
                  Series 2006:
            415      5.000%, 3/01/31 - FGIC Insured                              9/16 at 100.00         BBB-           407,065
          2,360      5.000%, 3/01/36 - NPFG Insured                              9/16 at 100.00            A         2,270,391
          2,025      4.500%, 3/01/39 - FGIC Insured                              9/16 at 100.00         BBB-         1,745,692
          1,250   New York City Trust for Cultural Resources, New York,          7/10 at 100.00          Aa2         1,254,188
                     Revenue Refunding Bonds, Museum of Modern
                     Art, Series 1996A, 5.500%, 1/01/21 - AMBAC Insured
            345   New York State Dormitory Authority, Revenue Bonds,             7/17 at 100.00          AA-           359,449
                     New York University, Series 2007, 5.000%,7/01/32
                     - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         27,045   Total Education and Civic Organizations                                                           28,317,273
-------------------------------------------------------------------------------------------------------------------------------

40 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 22.5% (14.8% OF TOTAL INVESTMENTS)
$           280   Dormitory Authority of the State of New York Hospital          8/19 at 100.00          AAA   $       309,445
                     for Special Surgery, FHA-Insured Mortgage Hospital
                     Revenue Bonds, Series 2009, 6.250%, 8/15/34
          3,000   Dormitory Authority of the State of New York,                  8/10 at 100.00            A         3,001,740
                     FHA-Insured Mortgage Hospital Revenue Bonds, Ellis
                     Hospital, Series 1995, 5.600%, 8/01/25 - NPFG
                     Insured
          2,825   Dormitory Authority of the State of New York,                  8/10 at 100.00          N/R         2,788,699
                     FHA-Insured Mortgage Hospital Revenue Bonds, New York
                     and Presbyterian Hospital, Series 1998,
                     4.750%, 8/01/27 - AMBAC Insured
          1,400   Dormitory Authority of the State of New York,                  8/12 at 100.00          N/R         1,431,822
                     FHA-Insured Mortgage Hospital Revenue Bonds, St.
                     Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 -
                     AMBAC Insured
            830   Dormitory Authority of the State of New York,                  8/17 at 100.00          AAA           858,378
                     FHA-Insured Mortgage Revenue Bonds, Hudson Valley
                     Hospital Center, Series 2007, 5.000%, 8/15/27 - AGM
                     Insured
          1,405   Dormitory Authority of the State of New York,                  2/15 at 100.00            A         1,427,199
                     FHA-Insured Mortgage Revenue Bonds, Montefiore
                     Hospital, Series 2004, 5.000%, 8/01/29 - FGIC
                     Insured
          3,000   Dormitory Authority of the State of New York, Revenue          7/10 at 100.50            A         3,023,850
                     Bonds, Catholic Health Services of Long Island
                     Obligated Group - St. Charles Hospital and
                     Rehabilitation Center, Series 1999A, 5.500%,7/01/22
                     - NPFG Insured
            620   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00          AAA           633,311
                     Bonds, Health Quest System Inc., Series 2007B,
                     5.125%, 7/01/37 - AGC Insured
          2,740   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00           AA         2,894,509
                     Bonds, Memorial Sloan-Kettering Cancer Center,
                     Series 2003-1, 5.000%, 7/01/21 - NPFG Insured
          1,905   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA         2,075,517
                     Bonds, New York and Presbyterian Hospital, Series
                     2004A, 5.250%, 8/15/15 - AGM Insured
            740   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA           750,982
                     Bonds, The New York and Presbyterian Hospital
                     Project, Series 2007, 5.000%, 8/15/36 - AGM Insured
          1,500   Dormitory Authority of the State of New York, Revenue          7/10 at 100.00          AAA         1,504,365
                     Bonds, Vassar Brothers Hospital, Series 1997,
                     5.250%, 7/01/17 - AGM Insured
          3,450   Dormitory Authority of the State of New York, Revenue          7/11 at 101.00          N/R         3,406,220
                     Bonds, Winthrop South Nassau University Health
                     System Obligated Group, Series 2001A, 5.250%,
                     7/01/31 - AMBAC Insured
          1,000   New York City Health and Hospitals Corporation, New York,      2/12 at 100.00          AAA         1,043,730
                     Health System Revenue Bonds, Series 2002A,
                     5.500%, 2/15/17 - AGM Insured
                  New York City Health and Hospitals Corporation, New York,
                  Health System Revenue Bonds, Series 2003A:
          1,625      5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00           A+         1,694,631
          1,000      5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00           A+         1,034,730
-------------------------------------------------------------------------------------------------------------------------------
         27,320   Total Health Care                                                                                 27,879,128
-------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.0% (2.6% OF TOTAL INVESTMENTS)
                  Amherst Industrial Development Agency, New York,
                  Revenue Bonds, UBF Faculty/Student Housing
                  Corporation, University of Buffalo Project, Series
                  2000A:
            250      5.625%, 8/01/20 - AMBAC Insured                             8/10 at 102.00           A3           257,958
            250      5.750%, 8/01/25 - AMBAC Insured                             8/10 at 102.00           A3           256,880
                  New York City Housing Development Corporation, New York,
                  Capital Fund Program Revenue Bonds, Series 2005A:
            400      5.000%, 7/01/14 - NPFG Insured                                No Opt. Call          AA+           447,608
            400      5.000%, 7/01/16 - NPFG Insured                              7/15 at 100.00          AA+           439,184
          2,165      5.000%, 7/01/25 - NPFG Insured (UB)                         7/15 at 100.00          AA+         2,247,766
            200   New York City, New York, Multifamily Housing Revenue           1/17 at 100.00          AAA           190,568
                     Bonds, Seaview Towers, Series 2006A, 4.750%,
                     7/15/39 - AMBAC Insured (Alternative Minimum Tax)
          1,000   New York State Housing Finance Agency, Affordable             11/17 at 100.00          Aa2         1,002,430
                     Housing Revenue Bonds, Series 2007B,
                     5.300%,11/01/37 (Alternative Minimum Tax)
            110   New York State Housing Finance Agency, Mortgage                5/10 at 100.00          AAA           110,133
                     Revenue Refunding Bonds, Housing Project, Series
                     1996A, 6.125%, 11/01/20 - AGM Insured
-------------------------------------------------------------------------------------------------------------------------------
          4,775   Total Housing/Multifamily                                                                          4,952,527
-------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)
$           850   Dormitory Authority of the State of New York, Insured          7/11 at 102.00          AAA   $       864,459
                     Revenue Bonds, NYSARC Inc., Series 2001A, 5.000%,
                     7/01/26 - AGM Insured
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 6.6% (4.3% OF TOTAL INVESTMENTS)
            500   Erie County, New York, General Obligation Bonds,               3/13 at 100.00         Baa2           524,815
                     Series 2003A, 5.250%, 3/15/16 - FGIC Insured
            315   Erie County, New York, General Obligation Bonds,                 No Opt. Call         Baa1           337,838
                     Series 2004B, 5.250%, 4/01/13 - NPFG Insured
            210   Nassau County, New York, General Obligation                      No Opt. Call           A+           244,396
                     Improvement Bonds, Series 1993H, 5.500%, 6/15/16 -
                     NPFG Insured
              5   New York City, New York, General Obligation Bonds,             8/10 at 100.00           AA             5,018
                     Fiscal Series 1998F, 5.250%, 8/01/16 - FGIC
                     Insured
          1,000   New York City, New York, General Obligation Bonds,             3/15 at 100.00           AA         1,068,020
                     Fiscal Series 2005J, 5.000%, 3/01/19 - FGIC
                     Insured
                  New York City, New York, General Obligation Bonds:
          1,000      5.000%, 11/01/19 - AGM Insured (UB)                        11/14 at 100.00          AAA         1,074,690
          1,100      5.000%, 11/01/20 - AGM Insured (UB)                        11/14 at 100.00          AAA         1,172,875
            915   Niagara Falls, New York, General Obligation Bonds,               No Opt. Call          AAA         1,050,466
                     Series 1994, 7.500%, 3/01/13 - MBIA Insured
          1,000   Red Hook Central School District, Dutchess County,             6/12 at 100.00          Aa3         1,078,740
                     New York, General Obligation Refunding Bonds,
                     Series 2002, 5.125%, 6/15/18 - AGM Insured
          1,525   Yonkers, New York, General Obligation Bonds, Series            8/15 at 100.00            A         1,622,204
                     2005A, 5.000%, 8/01/16 - NPFG Insured
-------------------------------------------------------------------------------------------------------------------------------
          7,570   Total Tax Obligation/General                                                                       8,179,062
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 51.8% (34.0% OF TOTAL
                  INVESTMENTS)
            690   Dormitory Authority of the State of New York,                  7/15 at 100.00          AA-           717,179
                     Department of Health Revenue Bonds, Series 2005A,
                     5.250%, 7/01/24 - CIFG Insured
             50   Dormitory Authority of the State of New York,                  8/10 at 100.00          AAA            50,104
                     Improvement Revenue Bonds, Mental Health Services
                     Facilities, Series 2000D, 5.250%, 8/15/30 - AGM
                     Insured
            500   Dormitory Authority of the State of New York, Lease            8/14 at 100.00          AAA           518,185
                     Revenue Bonds, Wayne-Finger Lakes Board of
                     Cooperative Education Services, Series 2004,
                     5.000%, 8/15/23 - AGM Insured
          1,210   Dormitory Authority of the State of New York, Revenue          7/14 at 100.00          AA-         1,265,454
                     Bonds, Department of Health, Series 2004-2, 5.000%,
                     7/01/20 - FGIC Insured
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Mental Health Services Facilities Improvements,
                  Series 2005D-1:
            225      5.000%, 2/15/15 - FGIC Insured                                No Opt. Call          AA-           251,555
            600      5.000%, 8/15/23 - FGIC Insured                              2/15 at 100.00          AA-           621,456
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, School Districts Financing Program, Series
                  2002D:
          4,300      5.250%, 10/01/23 - NPFG Insured                            10/12 at 100.00           A+         4,600,527
            875      5.000%, 10/01/30 - NPFG Insured                            10/12 at 100.00           A+           883,593
            375   Dormitory Authority of the State of New York, State            3/15 at 100.00          AAA           400,665
                     Personal Income Tax Revenue Bonds, Series 2005F,
                     5.000%, 3/15/21 - AGM Insured
            830   Erie County Industrial Development Agency, New York,           5/18 at 100.00          AAA           913,199
                     School Facility Revenue Bonds, Buffalo City School
                     District Project, Series 2008A, 5.750%, 5/01/27 -
                     AGM Insured (UB)
          1,000   Erie County Industrial Development Agency, New York,             No Opt. Call          AA-         1,038,420
                     School Facility Revenue Bonds, Buffalo City School
                     District Project, Series 2009A, 5.000%, 5/01/31
            750   Erie County Industrial Development Agency, New York,           5/12 at 100.00          AAA           809,288
                     School Facility Revenue Bonds, Buffalo City School
                     District, Series 2003, 5.750%, 5/01/19 - AGM
                     Insured
            500   Erie County Industrial Development Agency, New York,           5/14 at 100.00          AAA           528,975
                     School Facility Revenue Bonds, Buffalo City School
                     District, Series 2004, 5.750%, 5/01/26 - AGM
                     Insured (UB)
          2,615   Erie County Industrial Development Agency, New York,           5/17 at 100.00          AAA         2,845,983
                     School Facility Revenue Bonds, Buffalo City School
                     District, Series 2007A, 5.750%, 5/01/28 - AGM
                     Insured (UB)
          5,000   Hudson Yards Infrastructure Corporation, New York,             2/17 at 100.00            A         4,784,300
                     Revenue Bonds, Series 2006A, 5.000%,2/15/47 - FGIC
                     Insured

42 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         2,500   Metropolitan Transportation Authority, New York,              11/12 at 100.00          AAA   $     2,616,025
                     Dedicated Tax Fund Bonds, Series 2002A, 5.250%,
                     11/15/25 - AGM Insured
          1,350   Metropolitan Transportation Authority, New York, State         7/12 at 100.00          AA-         1,447,848
                     Service Contract Bonds, Series 2002B, 5.500%,
                     7/01/18 - NPFG Insured
                  Metropolitan Transportation Authority, New York, State
                  Service Contract Refunding Bonds, Series 2002A:
          1,500      5.750%, 7/01/18 - AGM Insured (UB)                            No Opt. Call          AAA         1,753,410
          1,500      5.500%, 1/01/20 - NPFG Insured                              7/12 at 100.00          AA-         1,595,415
          2,000      5.000%, 7/01/30 - AMBAC Insured                             7/12 at 100.00          AA-         2,024,880
                  Nassau County Interim Finance Authority, New York,
                  Sales Tax Secured Revenue Bonds, Series 2003A:
          1,000      5.000%, 11/15/18 - AMBAC Insured                           11/13 at 100.00          AAA         1,064,910
            580      4.750%, 11/15/21 - AMBAC Insured                           11/13 at 100.00          AAA           606,112
            580      4.750%, 11/15/22 - AMBAC Insured                           11/13 at 100.00          AAA           603,699
                  New York City Sales Tax Asset Receivable Corporation,
                  New York, Dedicated Revenue Bonds, Local Government
                  Assistance Corporation, Series 2004A:
            920      5.000%, 10/15/25 - NPFG Insured (UB)                       10/14 at 100.00          AAA           993,628
            680      5.000%, 10/15/26 - NPFG Insured (UB)                       10/14 at 100.00          AAA           718,597
          4,590      5.000%, 10/15/29 - AMBAC Insured (UB)                      10/14 at 100.00          AAA         4,812,523
            370   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA           398,793
                     Future Tax Secured Bonds, Fiscal Series
                     2003C, 5.250%, 8/01/20 - AMBAC Insured
          1,000   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         1,073,770
                     Future Tax Secured Bonds, Fiscal Series
                     2003E, 5.250%, 2/01/22 - NPFG Insured
          1,000   New York City Transitional Finance Authority, New York,        2/14 at 100.00          AAA         1,080,840
                     Future Tax Secured Bonds, Fiscal Series
                     2004C, 5.000%, 2/01/19 - SYNCORA GTY Insured
          1,500   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         1,584,900
                     Future Tax Secured Refunding Bonds, Fiscal
                     Series 2003D, 5.000%, 2/01/22 - NPFG Insured
                  New York Convention Center Development Corporation,
                  Hotel Fee Revenue Bonds, Tender Option Bonds Trust
                  3095:
            345      13.317%, 11/15/30 - AMBAC Insured (IF)                     11/15 at 100.00          AA+           390,778
          1,365      13.303%, 11/15/44 - AMBAC Insured (IF)                     11/15 at 100.00          AA+         1,481,899
          1,500   New York State Local Government Assistance                       No Opt. Call          AAA         1,721,760
                     Corporation, Revenue Bonds, Series 1993E,
                     5.250%,4/01/16 - AGM Insured (UB)
          1,000   New York State Thruway Authority, Highway and Bridge           4/14 at 100.00           AA         1,045,920
                     Trust Fund Bonds, Second Genera1 Series 2004,
                     5.000%, 4/01/23 - NPFG Insured
                  New York State Thruway Authority, Highway and Bridge
                  Trust Fund Bonds, Second General, Series 2005B:
          2,960      5.500%, 4/01/20 - AMBAC Insured                               No Opt. Call           AA         3,432,860
            500      5.000%, 4/01/21 - AMBAC Insured                            10/15 at 100.00           AA           538,005
            750   New York State Thruway Authority, State Personal               9/14 at 100.00          AAA           799,118
                     Income Tax Revenue Bonds, Series 2004A, 5.000%,
                     3/15/24 - AMBAC Insured
                  New York State Tobacco Settlement Financing
                  Corporation, Tobacco Settlement Asset-Backed and State
                  Contingency Contract-Backed Bonds, Series 2003A-1:
          2,100      5.250%, 6/01/20 - AMBAC Insured                             6/13 at 100.00          AA-         2,232,741
          3,800      5.250%, 6/01/22 - AMBAC Insured                             6/13 at 100.00          AA-         4,006,036
          1,900   New York State Urban Development Corporation, Revenue            No Opt. Call          AAA         2,034,843
                     Bonds, Correctional Facilities, Series 1994A,
                     5.250%, 1/01/14 - AGM Insured
            500   New York State Urban Development Corporation, State            3/15 at 100.00          AAA           521,350
                     Personal Income Tax Revenue Bonds, Series 2005B,
                     5.000%, 3/15/30 - AGM Insured
            345   Niagara Falls City School District, Niagara County,            6/15 at 100.00          AAA           338,107
                     New York, Certificates of Participation, High
                     School Facility, Series 2005, 5.000%, 6/15/28 - AGM
                     Insured
          1,000   Puerto Rico Highway and Transportation Authority,                No Opt. Call          AAA         1,101,870
                     Highway Revenue Refunding Bonds, Series 2002E,
                     5.500%, 7/01/18 - AGM Insured

                                                           Nuveen Investments 43

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           975   Puerto Rico Sales Tax Financing Corporation, Sales Tax         2/20 at 100.00           A+   $     1,015,511
                     Revenue Bonds, First Subordinate Series 2010A,
                     5.500%, 8/01/42
          1,290   Syracuse Industrial Development Authority, New York,           1/17 at 100.00         BBB-           913,526
                     PILOT Mortgage Revenue Bonds, Carousel Center
                     Project, Series 2007A, 5.000%, 1/01/36 - SYNCORA
                     GTY Insured (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
         60,920   Total Tax Obligation/Limited                                                                      64,178,557
-------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 12.0% (7.9% OF TOTAL INVESTMENTS)
                  Metropolitan Transportation Authority, New York,
                  Transportation Revenue Refunding Bonds, Series 2002A:
            500      5.500%, 11/15/19 - AMBAC Insured                           11/12 at 100.00            A           534,920
          2,010      5.000%, 11/15/25 - FGIC Insured                            11/12 at 100.00            A         2,071,607
          2,000   Metropolitan Transportation Authority, New York,              11/12 at 100.00            A         2,057,260
                     Transportation Revenue Refunding Bonds, Series
                     2002E, 5.000%, 11/15/25 - NPFG Insured
                  New York State Thruway Authority, General Revenue
                  Bonds, Series 2005F:
            925      5.000%, 1/01/20 - AMBAC Insured                             1/15 at 100.00           A+           977,300
          2,240      5.000%, 1/01/30 - AMBAC Insured                             1/15 at 100.00           A+         2,288,227
            600   New York State Thruway Authority, General Revenue              7/15 at 100.00          AAA           617,238
                     Bonds, Series 2005G, 5.000%, 1/01/30 - AGM Insured
                     (UB)
            330   New York State Thruway Authority, General Revenue              1/18 at 100.00           A+           347,513
                     Bonds, Series 2007H, 5.000%, 1/01/25 - FGIC Insured
            500   Niagara Frontier Airport Authority, New York, Airport          4/10 at 100.50            A           500,745
                     Revenue Bonds, Buffalo Niagara International
                     Airport, Series 1999A, 5.625%, 4/01/29 - NPFG
                     Insured (Alternative Minimum Tax)
                  Port Authority of New York and New Jersey,
                  Consolidated Revenue Bonds, One Hundred Fortieth
                  Series 2005:
          1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                      6/15 at 101.00          Aa2         1,058,680
            565      5.000%, 12/01/31 - SYNCORA GTY Insured                      6/15 at 101.00          Aa2           589,521
            410   Port Authority of New York and New Jersey,                     8/17 at 100.00          AAA           482,537
                     Consolidated Revenue Bonds, One Hundred Forty
                     Eighth Series 2008, Trust 2920, 17.440%, 8/15/32 -
                     AGM Insured (IF)
                  Triborough Bridge and Tunnel Authority, New York,
                  Subordinate Lien General Purpose Revenue Refunding
                  Bonds, Series 2002E:
            780      5.500%, 11/15/20 - NPFG Insured                               No Opt. Call          Aa3           901,844
          2,300      5.250%, 11/15/22 - NPFG Insured                            11/12 at 100.00          Aa3         2,460,287
-------------------------------------------------------------------------------------------------------------------------------
         14,160   Total Transportation                                                                              14,887,679
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 9.0% (5.9% OF TOTAL INVESTMENTS) (4)
                  Dormitory Authority of the State of New York,
                  Improvement Revenue Bonds, Mental Health Services
                  Facilities, Series 2000D:
             25      5.250%, 8/15/30 (Pre-refunded 8/15/10) - AGM Insured        8/10 at 100.00          AAA            25,464
             70      5.250%, 8/15/30 (Pre-refunded 8/15/10) - AGM Insured        8/10 at 100.00          AAA            71,308
          3,215   Dormitory Authority of the State of New York, Revenue          7/10 at 101.00       Aa3 (4)        3,243,421
                     Bonds, University of Rochester, Series 2000A,
                     0.000%, 7/01/24 (Pre-refunded 7/01/10) - MBIA
                     Insured
            500   Longwood Central School District, Suffolk County, New York,    6/11 at 101.00        A2 (4)          535,870
                     Series 2000, 5.750%, 6/15/20 (Pre-refunded
                     6/15/11) - FGIC Insured
            500   Metropolitan Transportation Authority, New York,              10/14 at 100.00          AAA           574,700
                     Dedicated Tax Fund Bonds, Series 1999A, 5.000%,
                     4/01/29 (Pre-refunded 10/01/14) - AGM Insured
                  New York City Transitional Finance Authority, New York,
                  Future Tax Secured Bonds, Fiscal Series 2003C:
            345      5.250%, 8/01/20 (Pre-refunded 8/01/12) - AMBAC Insured      8/12 at 100.00          AAA           379,952
          2,345      5.250%, 8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured      8/12 at 100.00          AAA         2,582,572


44 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         1,000   New York State Thruway Authority, Highway and Bridge           4/12 at 100.00          AAA   $     1,083,270
                     Trust Fund Bonds, Series 2002B, 5.000%,4/01/20
                     (Pre-refunded 4/01/12) - AMBAC Insured
          2,000   New York State Urban Development Corporation, State            3/13 at 100.00          AAA         2,254,760
                     Personal Income Tax Revenue Bonds, State Facilities
                     and Equipment, Series 2002C-1, 5.500%, 3/15/21
                     (Pre-refunded 3/15/13) - FGIC Insured
             85   Niagara Falls, New York, General Obligation Bonds,               No Opt. Call        A (4)           100,515
                     Series 1994, 7.500%, 3/01/13 - MBIA Insured (ETM)
            265   Suffolk County Water Authority, New York, Subordinate            No Opt. Call        A (4)           289,250
                     Lien Waterworks Revenue Bonds, Series 1993, 5.100%,
                     6/01/12 - MBIA Insured (ETM)
-------------------------------------------------------------------------------------------------------------------------------
         10,350   Total U.S. Guaranteed                                                                             11,141,082
-------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 5.2% (3.4% OF TOTAL INVESTMENTS)
            500   Long Island Power Authority, New York, Electric System         9/11 at 100.00          AAA           506,045
                     General Revenue Bonds, Series 2001A, 5.000%,
                     9/01/27 - AGM Insured
                  Long Island Power Authority, New York, Electric System
                  General Revenue Bonds, Series 2006A:
          2,270      5.000%, 12/01/23 - FGIC Insured                             6/16 at 100.00            A         2,364,001
          2,930      5.000%, 12/01/25 - FGIC Insured                             6/16 at 100.00            A         3,028,682
            250   Long Island Power Authority, New York, Electric System         6/16 at 100.00           A-           253,425
                     General Revenue Bonds, Series 2006B,
                     5.000%, 12/01/35 - CIFG Insured
            250   Power Authority of the State of New York, General             11/15 at 100.00          Aa2           269,773
                     Revenue Bonds, Series 2006A, 5.000%,11/15/19 - FGIC
                     Insured
-------------------------------------------------------------------------------------------------------------------------------
          6,200   Total Utilities                                                                                    6,421,926
-------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 11.3% (7.4% OF TOTAL INVESTMENTS)
          1,660   New York City Municipal Water Finance Authority, New York,     6/10 at 101.00          AAA         1,694,179
                     Water and Sewerage System Revenue Bonds,
                     Fiscal Series 2000B, 6.100%, 6/15/31 - MBIA Insured
          3,305   New York City Municipal Water Finance Authority, New York,     6/14 at 100.00          AAA         3,381,445
                     Water and Sewerage System Revenue Bonds,
                     Fiscal Series 2004C, 5.000%, 6/15/35 - AMBAC Insured
          1,980   New York City Municipal Water Finance Authority, New York,     6/15 at 100.00          AAA         2,073,040
                     Water and Sewerage System Revenue Bonds,
                     Fiscal Series 2005C, 5.000%, 6/15/27 - NPFG Insured
                     (UB)
          2,000   New York City Municipal Water Finance Authority, New York,     6/19 at 100.00          AA+         2,149,440
                     Water and Sewerage System Revenue Bonds,
                     Second Generation Resolution, Fiscal 2010 Series
                     2009BB, 5.000%, 6/15/27
          1,200   New York City Municipal Water Finance Authority, New York,     6/16 at 100.00          AAA         1,236,684
                     Water and Sewerage System Revenue Bonds,
                     Series 2006B, 5.000%, 6/15/36 - NPFG Insured (UB)
            735   Suffolk County Water Authority, New York, Subordinate            No Opt. Call            A           800,253
                     Lien Waterworks Revenue Bonds, Series 1993, 5.100%,
                     6/01/12 - MBIA Insured
          2,500   Suffolk County Water Authority, New York, Waterworks           6/15 at 100.00          AA+         2,610,769
                     Revenue Bonds, Series 2005C, 5.000%,6/01/28 - NPFG
                     Insured (UB)
-------------------------------------------------------------------------------------------------------------------------------
         13,380   Total Water and Sewer                                                                             13,945,810
-------------------------------------------------------------------------------------------------------------------------------
$       172,570   Total Long-Term Investments (cost $175,480,704) -                                                180,767,503
                     145.9% (95.7% of Total Investments)
===============----------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 6.6% (4.3% OF TOTAL INVESTMENTS)
                  MUNICIPAL BONDS - 5.2% (3.4% OF TOTAL INVESTMENTS)
                  TAX OBLIGATION/LIMITED - 5.2% (3.4% OF TOTAL INVESTMENTS)
$         6,470   Metropolitan Transportation Authority, New York,               7/10 at 100.00          A-1   $     6,470,000
                     Dedicated Tax Fund Bonds, Variable Rate Demand
                     Revenue Obligations, Series 2008A, 0.310%, 11/01/31
                     - FSA Insured (5)
-------------------------------------------------------------------------------------------------------------------------------
                  EURO DOLLAR TIME DEPOSIT - 1.4% (0.9% OF TOTAL INVESTMENTS)
          1,729   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/10               N/A          N/A         1,728,967
-------------------------------------------------------------------------------------------------------------------------------
$         8,199   Total Short-Term Investments (cost $8,198,967)                                                     8,198,967
===============----------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $183,679,671) - 152.5%                                                   188,966,470
                  -------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (13.4)%                                                              (16,600,000)
                  -------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.5%                                                               1,898,565
                  -------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (40.6)% (6)                                (50,350,000)
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                $   123,915,035
                  =============================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.6%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

46 Nuveen Investments

NKO | Nuveen Insured New York Dividend Advantage Municipal Fund
    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 2.9% (1.9% OF TOTAL INVESTMENTS)
$         1,805   New York Counties Tobacco Trust II, Tobacco Settlement         6/11 at 101.00          BBB   $     1,726,645
                     Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
          1,000   New York Counties Tobacco Trust III, Tobacco                   6/13 at 100.00          BBB           944,960
                     Settlement Pass-Through Bonds, Series 2003, 5.750%,
                     6/01/33
            755   Puerto Rico, The Children's Trust Fund, Tobacco                5/12 at 100.00          BBB           732,403
                     Settlement Asset-Backed Refunding Bonds, Series
                     2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------------------
          3,560   Total Consumer Staples                                                                             3,404,008
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 20.6% (13.7% OF
                     TOTAL INVESTMENTS)
            395   Dormitory Authority of the State of New York, Housing            No Opt. Call            A           381,313
                     Revenue Bonds, Fashion Institute of Technology,
                     Series 2007, 5.250%, 7/01/34 - FGIC Insured
          4,000   Dormitory Authority of the State of New York, Insured            No Opt. Call            A         4,081,200
                     Revenue Bonds, Mount Sinai School of Medicine,
                     Series 1994A, 5.150%, 7/01/24 - NPFG Insured
          1,280   Dormitory Authority of the State of New York, Insured          7/10 at 100.00            A         1,290,202
                     Revenue Bonds, New York Medical College, Series
                     1998, 5.000%, 7/01/21 - NPFG Insured
          1,000   Dormitory Authority of the State of New York, Lease              No Opt. Call          AA-         1,109,410
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2003B, 5.250%, 7/01/32
                     (Mandatory put 7/01/13) - SYNCORA GTY Insured
            140   Dormitory Authority of the State of New York, Lease            7/15 at 100.00          AA-           141,340
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2004A, 5.000%, 7/01/29 - NPFG
                     Insured
            920   Dormitory Authority of the State of New York, Lease            7/16 at 100.00          AA-           941,740
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2006A, 5.000%, 7/01/31 - NPFG
                     Insured
            240   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00            A           239,626
                     Bonds, Barnard College, Series 2007A, 5.000%,
                     7/01/37 - FGIC Insured
          3,250   Dormitory Authority of the State of New York, Revenue            No Opt. Call          AA-         3,841,695
                     Bonds, New York University, Series 1998A, 6.000%,
                     7/01/18 - NPFG Insured
            510   Madison County Industrial Development Agency, New York,        7/15 at 100.00          AA+           552,152
                     Civic Facility Revenue Bonds, Colgate
                     University, Tender Option Bond Trust 3127, 12.986%,
                     7/01/40 - AMBAC Insured (IF)
            300   New York City Industrial Development Agency, New York,         1/19 at 100.00          AAA           333,036
                     Payment in Lieu of Taxes Revenue Bonds, Queens
                     Baseball Stadium Project, Series 2009, 6.125%,
                     1/01/29 - AGC Insured
                  New York City Industrial Development Agency, New York,
                  PILOT Revenue Bonds, Queens Baseball Stadium Project,
                  Series 2006:
          1,000      5.000%, 1/01/36 - AMBAC Insured                             1/17 at 100.00          BB+           882,700
          1,060      5.000%, 1/01/46 - AMBAC Insured                             1/17 at 100.00          BB+           897,778
            885   New York City Industrial Development Agency, New York,         3/19 at 100.00          AAA         1,019,016
                     Revenue Bonds, Yankee Stadium Project Pilot, Series
                     2009A, 7.000%, 3/01/49 - AGC Insured
                  New York City Industrial Development Authority, New York,
                  PILOT Revenue Bonds, Yankee Stadium Project,
                  Series 2006:
            395      5.000%, 3/01/31 - FGIC Insured                              9/16 at 100.00         BBB-           387,448
          2,210      5.000%, 3/01/36 - NPFG Insured                              9/16 at 100.00            A         2,126,086
          1,920      4.500%, 3/01/39 - FGIC Insured                              9/16 at 100.00         BBB-         1,655,174
          4,000   New York City Trust for Cultural Resources, New York,          7/12 at 100.00          Aa2         4,067,280
                     Revenue Bonds, Museum of Modern Art, Series 2001D,
                     5.125%, 7/01/31 - AMBAC Insured
            330   New York State Dormitory Authority, Revenue Bonds, New York    7/17 at 100.00          AA-           343,820
                     University, Series 2007, 5.000%,7/01/32 -
                     AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         23,835   Total Education and Civic Organizations                                                           24,291,016
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 23.5% (15.6% OF TOTAL INVESTMENTS)
          1,940   Dormitory Authority of the State of New York,                  8/10 at 100.00          N/R         1,915,071
                     FHA-Insured Mortgage Hospital Revenue Bonds, New York
                     and Presbyterian Hospital, Series 1998,
                     4.750%, 8/01/27 - AMBAC Insured
          1,400   Dormitory Authority of the State of New York,                  8/12 at 100.00          N/R         1,431,822
                     FHA-Insured Mortgage Hospital Revenue Bonds, St.
                     Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 -
                     AMBAC Insured
            785   Dormitory Authority of the State of New York,                  8/17 at 100.00          AAA           811,839
                     FHA-Insured Mortgage Revenue Bonds, Hudson Valley
                     Hospital Center, Series 2007, 5.000%, 8/15/27 - AGM
                     Insured

                                                           Nuveen Investments 47

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         9,800   Dormitory Authority of the State of New York,                  8/10 at 100.50          N/R   $     9,904,762
                     FHA-Insured Mortgage Revenue Bonds, New York
                     Hospital Medical Center of Queens, Series 1999,
                     5.600%, 2/15/39 - AMBAC Insured
          1,500   Dormitory Authority of the State of New York,                  2/15 at 100.00            A         1,522,335
                     FHA-Insured Revenue Bonds, Montefiore Medical
                     Center, Series 2005, 5.000%, 2/01/22 - FGIC Insured
          2,050   Dormitory Authority of the State of New York, Hospital         7/10 at 100.50            A         2,066,298
                     Revenue Bonds, Catholic Health Services of Long
                     Island Obligated Group - St. Francis Hospital,
                     Series 1999A, 5.500%, 7/01/22 - NPFG Insured
            170   Dormitory Authority of the State of New York, Revenue          7/10 at 100.50            A           171,352
                     Bonds, Catholic Health Services of Long Island
                     Obligated Group - St. Charles Hospital and
                     Rehabilitation Center, Series 1999A, 5.500%,7/01/22
                     - NPFG Insured
            585   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00          AAA           618,889
                     Bonds, Health Quest System Inc., Series 2007B,
                     5.250%, 7/01/27 - AGC Insured
          1,725   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00           AA         1,822,273
                     Bonds, Memorial Sloan-Kettering Cancer Center,
                     Series 2003-1, 5.000%, 7/01/21 - NPFG Insured
            905   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA           986,007
                     Bonds, New York and Presbyterian Hospital, Series
                     2004A, 5.250%, 8/15/15 - AGM Insured
            600   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00         Baa1           605,268
                     Bonds, South Nassau Communities Hospital, Series
                     2003B, 5.500%, 7/01/23
            700   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA           710,388
                     Bonds, The New York and Presbyterian Hospital
                     Project, Series 2007, 5.000%, 8/15/36 - AGM Insured
            690   New York City Health and Hospitals Corporation, New York,      2/12 at 100.00          AAA           720,174
                     Health System Revenue Bonds, Series 2002A,
                     5.500%, 2/15/17 - AGM Insured
                  New York City Health and Hospitals Corporation, New York,
                  Health System Revenue Bonds, Series 2003A:
          1,500      5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00           A+         1,564,275
          1,000      5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00           A+         1,034,730
                  Suffolk County Industrial Development Agency, New York,
                  Revenue Bonds, Huntington Hospital, Series 2002C:
            725      6.000%, 11/01/22                                           11/12 at 100.00         BBB+           740,392
          1,045      5.875%, 11/01/32                                           11/12 at 100.00         BBB+         1,051,019
-------------------------------------------------------------------------------------------------------------------------------
         27,120   Total Health Care                                                                                 27,676,894
-------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.5% (3.0% OF TOTAL INVESTMENTS)
                  New York City Housing Development Corporation, New York,
                  Multifamily Housing Revenue Bonds, Series 2002A:
          2,725   5.375%, 11/01/23 (Alternative Minimum Tax)                     5/12 at 100.00           AA         2,760,970
          1,375   5.500%, 11/01/34 (Alternative Minimum Tax)                     5/12 at 100.00           AA         1,382,714
            180   New York City, New York, Multifamily Housing Revenue           1/17 at 100.00          AAA           171,511
                     Bonds, Seaview Towers, Series 2006A, 4.750%,
                     7/15/39 - AMBAC Insured (Alternative Minimum Tax)
          1,000   New York State Housing Finance Agency, Affordable             11/17 at 100.00          Aa2         1,002,430
                     Housing Revenue Bonds, Series 2007B,
                     5.300%,11/01/37 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
          5,280   Total Housing/Multifamily                                                                          5,317,625
-------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 4.1% (2.7% OF TOTAL INVESTMENTS)
          1,500   Dormitory Authority of the State of New York,                  8/11 at 105.00            A         1,599,255
                     FHA-Insured Nursing Home Mortgage Revenue Bonds,
                     Norwegian Christian Home and Health Center, Series
                     2001, 6.100%, 8/01/41 - NPFG Insured
            525   Dormitory Authority of the State of New York, GNMA             2/17 at 103.00           A-           526,334
                     Collateralized Revenue Bonds, Cabrini of
                     Westchester Project, Series 2006, 5.200%, 2/15/41
                  Dormitory Authority of the State of New York, GNMA
                  Collateralized Revenue Bonds, Willow Towers Inc.,
                  Series 2002:
          1,000      5.250%, 2/01/22                                             8/12 at 101.00          AAA         1,041,140
          1,500      5.400%, 2/01/34                                             8/12 at 101.00          AAA         1,544,955
-------------------------------------------------------------------------------------------------------------------------------
          4,525   Total Long-Term Care                                                                               4,711,684
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 10.6% (7.1% OF TOTAL INVESTMENTS)
                  Buffalo, New York, General Obligation Bonds, Series 2002B:
          1,490      5.375%, 11/15/18 - NPFG Insured                            11/12 at 100.00            A         1,605,713
          2,375      5.375%, 11/15/20 - NPFG Insured                            11/12 at 100.00            A         2,554,835

48 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         1,240   Canandaigua City School District, Ontario County, New York,    4/12 at 101.00          Aa3   $     1,346,615
                     General Obligation Refunding Bonds, Series
                     2002A, 5.375%, 4/01/17 - AGM Insured
            200   New York City, New York, General Obligation Bonds,             8/19 at 100.00           AA           211,920
                     Fiscal 2009 Series E, 5.000%, 8/01/28
          3,000   New York City, New York, General Obligation Bonds,             3/11 at 101.00           AA         3,147,630
                     Fiscal Series 2001H, 5.250%, 3/15/16 - FGIC Insured
             80   New York City, New York, General Obligation Bonds,             3/12 at 100.00          AAA            81,675
                     Fiscal Series 2002C, 5.125%, 3/15/25 - AGM Insured
            525   New York City, New York, General Obligation Bonds,             8/15 at 100.00          AAA           581,065
                     Fiscal Series 2006C, 5.000%, 8/01/16 - AGM Insured
                  New York City, New York, General Obligation Bonds:
          1,700   13.228%, 11/01/19 - AGM Insured (UB)                          11/14 at 100.00          AAA         1,826,973
          1,100   13.266%, 11/01/20 - AGM Insured (UB)                          11/14 at 100.00          AAA         1,172,875
-------------------------------------------------------------------------------------------------------------------------------
         11,710   Total Tax Obligation/General                                                                      12,529,301
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 43.9% (29.3% OF TOTAL
                     INVESTMENTS)
            230   Dormitory Authority of the State of New York, 853              7/10 at 100.00          N/R           231,769
                     Schools Program Insured Revenue Bonds, Vanderheyden
                     Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 -
                     AMBAC Insured
          3,000   Dormitory Authority of the State of New York, Revenue         10/12 at 100.00           A+         3,209,670
                     Bonds, School Districts Financing Program, Series
                     2002D, 5.250%, 10/01/23 - NPFG Insured
            160   Dormitory Authority of the State of New York, State            3/15 at 100.00          AAA           170,950
                     Personal Income Tax Revenue Bonds, Series 2005F,
                     5.000%, 3/15/21 - AGM Insured
                  Erie County Industrial Development Agency, New York,
                  School Facility Revenue Bonds, Buffalo City School
                  District Project, Series 2008A:
            590      5.750%, 5/01/27 - AGM Insured (UB)                          5/18 at 100.00          AAA           649,142
            190      5.750%, 5/01/28 - AGM Insured (UB)                          5/18 at 100.00          AAA           208,228
            400   Erie County Industrial Development Agency, New York,           5/12 at 100.00          AAA           431,620
                     School Facility Revenue Bonds, Buffalo City School
                     District, Series 2003, 5.750%, 5/01/20 - AGM
                     Insured
          2,485   Erie County Industrial Development Agency, New York,           5/17 at 100.00          AAA         2,704,500
                     School Facility Revenue Bonds, Buffalo City School
                     District, 5.750%, 5/01/28 - AGM Insured (UB)
          4,760   Hudson Yards Infrastructure Corporation, New York,             2/17 at 100.00            A         4,554,654
                     Revenue Bonds, Series 2006A, 5.000%,2/15/47 - FGIC
                     Insured
          2,290   Metropolitan Transportation Authority, New York,              11/12 at 100.00          AAA         2,396,279
                     Dedicated Tax Fund Bonds, Series 2002A, 5.250%,
                     11/15/25 - AGM Insured
          4,000   Metropolitan Transportation Authority, New York, State         7/12 at 100.00          AA-         4,149,600
                     Service Contract Refunding Bonds, Series 2002A,
                     5.000%, 7/01/25 - FGIC Insured
          1,000   Nassau County Interim Finance Authority, New York,            11/13 at 100.00          AAA         1,064,910
                     Sales Tax Secured Revenue Bonds, Series 2003A,
                     5.000%, 11/15/18 - AMBAC Insured
                  New York City Sales Tax Asset Receivable Corporation,
                  New York, Dedicated Revenue Bonds, Local Government
                  Assistance Corporation, Series 2004A:
          3,400      5.000%, 10/15/25 - NPFG Insured                            10/14 at 100.00          AAA         3,672,102
          1,040      5.000%, 10/15/26 - NPFG Insured                            10/14 at 100.00          AAA         1,099,030
            300      5.000%, 10/15/29 - AMBAC Insured                           10/14 at 100.00          AAA           314,544
          2,500   New York City Transitional Finance Authority, New York,        1/17 at 100.00          AA-         2,598,950
                     Building Aid Revenue Bonds, Fiscal Series
                     2007S-2, 5.000%, 1/15/28 - FGIC Insured
          4,790   New York City Transitional Finance Authority, New York,       11/11 at 101.00          AAA         5,166,877
                     Future Tax Secured Bonds, Fiscal Series
                     2002B, 5.250%, 5/01/16 - NPFG Insured
            500   New York City Transitional Finance Authority, New York,        2/14 at 100.00          AAA           540,420
                     Future Tax Secured Bonds, Fiscal Series
                     2004C, 5.000%, 2/01/19 - SYNCORA GTY Insured
                  New York Convention Center Development Corporation,
                  Hotel Fee Revenue Bonds, Tender Option Bonds Trust
                  3095:
            165      13.317%, 11/15/30 - AMBAC Insured (IF)                     11/15 at 100.00          AA+           186,894
            140      13.303%, 11/15/44 - AMBAC Insured (IF)                     11/15 at 100.00          AA+           151,990
                  New York State Thruway Authority, Highway and Bridge
                  Trust Fund Bonds, Second General, Series 2005B:
          2,625      5.500%, 4/01/20 - AMBAC Insured                               No Opt. Call           AA         3,044,344
            500      5.000%, 4/01/21 - AMBAC Insured                            10/15 at 100.00           AA           538,005

                                                           Nuveen Investments 49

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
                  New York State Tobacco Settlement Financing
                  Corporation, Tobacco Settlement Asset-Backed and
                  State Contingency Contract-Backed Bonds, Series 2003A-1:
$         1,900      5.250%, 6/01/20 - AMBAC Insured                             6/13 at 100.00          AA-   $     2,020,099
          1,000      5.250%, 6/01/22 - AMBAC Insured                             6/13 at 100.00          AA-         1,054,220
            750   New York State Tobacco Settlement Financing                    6/13 at 100.00          AA-           799,635
                     Corporation, Tobacco Settlement Asset-Backed and
                     State Contingency Contract-Backed Bonds, Series
                     2003B-1C, 5.500%, 6/01/21
          8,600   New York State Urban Development Corporation, Revenue            No Opt. Call          AAA         9,997,070
                     Refunding Bonds, State Facilities, Series 1995,
                     5.700%, 4/01/20 - AGM Insured (UB)
          1,225   Syracuse Industrial Development Authority, New York,           1/17 at 100.00         BBB-           867,496
                     PILOT Mortgage Revenue Bonds, Carousel Center
                     Project, Series 2007A, 5.000%, 1/01/36 - SYNCORA
                     GTY Insured (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
         48,540   Total Tax Obligation/Limited                                                                      51,822,998
-------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 14.6% (9.8% OF TOTAL INVESTMENTS)
                  Metropolitan Transportation Authority, New York,
                  Transportation Revenue Refunding Bonds, Series 2002A:
          2,000      5.125%, 11/15/22 - FGIC Insured                            11/12 at 100.00            A         2,079,200
          4,000      5.000%, 11/15/25 - FGIC Insured                            11/12 at 100.00            A         4,122,600
            865   New York State Thruway Authority, General Revenue              1/15 at 100.00           A+           913,907
                     Bonds, Series 2005F, 5.000%, 1/01/20 - AMBAC
                     Insured
            350   New York State Thruway Authority, General Revenue              7/15 at 100.00          AAA           360,056
                     Bonds, Series 2005G, 5.000%, 1/01/30 - AGM Insured
                     (UB)
            315   New York State Thruway Authority, General Revenue              1/18 at 100.00           A+           331,717
                     Bonds, Series 2007H, 5.000%, 1/01/25 - FGIC Insured
             85   Niagara Frontier Airport Authority, New York, Airport          4/10 at 100.50            A            85,127
                     Revenue Bonds, Buffalo Niagara International
                     Airport, Series 1999A, 5.625%, 4/01/29 - NPFG
                     Insured (Alternative Minimum Tax)
          2,000   Port Authority of New York and New Jersey,                     5/18 at 100.00          Aa2         2,007,840
                     Consolidated Revenue Bonds, One Hundred Fifty
                     Second Series 2007, 5.000%, 11/01/28 (Alternative
                     Minimum Tax)
                  Port Authority of New York and New Jersey,
                  Consolidated Revenue Bonds, One Hundred Fortieth
                  Series 2005:
            500      5.000%, 12/01/19 - AGM Insured                              6/15 at 101.00          AAA           545,920
          1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                      6/15 at 101.00          Aa2         1,058,680
            345      5.000%, 12/01/31 - SYNCORA GTY Insured                      6/15 at 101.00          Aa2           359,973
            390   Port Authority of New York and New Jersey,                     8/17 at 100.00          AAA           458,999
                     Consolidated Revenue Bonds, One Hundred Forty
                     Eighth Series 2008, Trust 2920, 17.440%, 8/15/32 -
                     AGM Insured (IF)
          4,000   Port Authority of New York and New Jersey,                     8/10 at 100.00          Aa2         4,033,280
                     Consolidated Revenue Bonds, One Hundred
                     Twenty-Fourth Series 2001, 5.000%, 8/01/11 - FGIC
                     Insured (Alternative Minimum Tax)
            780   Triborough Bridge and Tunnel Authority, New York,                No Opt. Call          Aa3           901,844
                     Subordinate Lien General Purpose Revenue Refunding
                     Bonds, Series 2002E, 5.500%, 11/15/20 - NPFG
                     Insured
-------------------------------------------------------------------------------------------------------------------------------
         16,630   Total Transportation                                                                              17,259,143
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 7.9% (5.3% OF TOTAL INVESTMENTS) (4)
            135   Dormitory Authority of the State of New York, Judicial           No Opt. Call          AAA           159,883
                     Facilities Lease Revenue Bonds, Suffolk County
                     Issue, Series 1986, 7.375%, 7/01/16 (ETM)
            210   New York City Transitional Finance Authority, New York,       11/11 at 101.00          AAA           227,182
                     Future Tax Secured Bonds, Fiscal Series
                     2002B, 5.250%, 5/01/16 (Pre-refunded 11/01/11) -
                     NPFG Insured
          1,000   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA         1,101,310
                     Future Tax Secured Bonds, Fiscal Series
                     2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) -
                     AMBAC Insured
          3,170   New York City, New York, General Obligation Bonds,             3/12 at 100.00          AAA         3,437,104
                     Fiscal Series 2002C, 5.125%, 3/15/25 (Pre-refunded
                     3/15/12) - AGM Insured
            350   New York State Housing Finance Agency, Construction              No Opt. Call          AAA           364,858
                     Fund Bonds, State University, Series 1986A, 8.000%,
                     5/01/11 (ETM)
          2,575   Puerto Rico Infrastructure Financing Authority,               10/10 at 101.00          AAA         2,668,292
                     Special Obligation Bonds, Series 2000A, 5.500%,
                     10/01/40
          1,265   TSASC Inc., New York, Tobacco Asset-Backed Bonds,              7/12 at 100.00          AAA         1,374,157
                     Series 2002-1, 5.500%, 7/15/24(Pre-refunded
                     7/15/12)
-------------------------------------------------------------------------------------------------------------------------------
          8,705   Total U.S. Guaranteed                                                                              9,332,786
-------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 11.4% (7.6% OF TOTAL INVESTMENTS)
$         5,000   Long Island Power Authority, New York, Electric System         9/11 at 100.00          AAA   $     5,060,450
                     General Revenue Bonds, Series 2001A, 5.000%,
                     9/01/27 - AGM Insured
                  Long Island Power Authority, New York, Electric System
                  General Revenue Bonds, Series 2006A:
          1,700      5.000%, 12/01/23 - FGIC Insured                             6/16 at 100.00            A         1,770,397
          1,300      5.000%, 12/01/25 - FGIC Insured                             6/16 at 100.00            A         1,343,784
            250   Long Island Power Authority, New York, Electric System         6/16 at 100.00           A-           253,425
                     General Revenue Bonds, Series 2006B, 5.000%,
                     12/01/35 - CIFG Insured
          5,000   New York State Energy Research and Development                 5/10 at 101.00           A-         5,020,300
                     Authority, Pollution Control Revenue Refunding
                     Bonds, Niagara Mohawk Power Corporation, Series
                     1998A, 5.150%, 11/01/25 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         13,250   Total Utilities                                                                                   13,448,356
-------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 3.1% (2.0% OF TOTAL INVESTMENTS)
          1,140   New York City Municipal Water Finance Authority, New York,     6/16 at 100.00          AAA         1,174,850
                     Water and Sewerage System Revenue Bonds,
                     Series 2006B, 5.000%, 6/15/36 - NPFG Insured (UB)
          2,295   Suffolk County Water Authority, New York, Waterworks           6/15 at 100.00          AA+         2,396,688
                     Revenue Bonds, Series 2005C, 5.000%,6/01/28 - NPFG
                     Insured
-------------------------------------------------------------------------------------------------------------------------------
          3,435   Total Water and Sewer                                                                              3,571,538
-------------------------------------------------------------------------------------------------------------------------------
$       166,590   Total Long-Term Investments (cost $169,373,449) -                                                173,365,349
                     147.1% (98.0% of Total Investments)
===============----------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 3.0% (2.0% OF TOTAL INVESTMENTS)
$         3,575   State Street Bank Euro Dollar Time Deposit, 0.010%,                       N/A          N/A         3,574,804
                     4/01/10
===============----------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $3,574,804)                                                     3,574,804
                  -------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $172,948,253) - 150.1%                                                   176,940,153
                  -------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (9.9)%                                                               (11,620,000)
                  -------------------------------------------------------------------------------------------------------------
                  Variable Rate Demand Preferred Shares, at Liquidation Value - (42.4)% (5)                        (50,000,000)
                  -------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.2%                                                               2,596,452
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                $   117,916,605
                  =============================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.3%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 51

NRK | Nuveen Insured New York Tax-Free Advantage Municipal Fund
    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)
$         1,500   New York Counties Tobacco Trust III, Tobacco                   6/13 at 100.00          BBB   $     1,417,440
                     Settlement Pass-Through Bonds, Series 2003, 5.750%,
                     6/01/33
            300   Puerto Rico, The Children's Trust Fund, Tobacco                5/12 at 100.00          BBB           291,021
                     Settlement Asset-Backed Refunding Bonds, Series
                     2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------------------
          1,800   Total Consumer Staples                                                                             1,708,461
-------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 24.3% (15.7% OF
                  TOTAL INVESTMENTS)
          2,000   Dormitory Authority of the State of New York, Insured          9/12 at 100.00         Baa3         1,891,660
                     Revenue Bonds, Long Island University, Series
                     2003A, 5.000%, 9/01/32 - RAAI Insured
          2,000   Dormitory Authority of the State of New York, Insured            No Opt. Call            A         2,040,600
                     Revenue Bonds, Mount Sinai School of Medicine,
                     Series 1994A, 5.150%, 7/01/24 - NPFG Insured
          1,000   Dormitory Authority of the State of New York, Lease              No Opt. Call          AA-         1,109,410
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2003B, 5.250%, 7/01/32
                     (Mandatory put 7/01/13) - SYNCORA GTY Insured
            410   Dormitory Authority of the State of New York, Lease            7/16 at 100.00          AA-           419,688
                     Revenue Bonds, State University Dormitory
                     Facilities, Series 2006A, 5.000%, 7/01/31 - NPFG
                     Insured
          1,000   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00          N/R           946,000
                     Bonds, Mount St. Mary College, Series 2003, 5.000%,
                     7/01/32 - RAAI Insured
          2,500   Dormitory Authority of the State of New York, Revenue          7/12 at 100.00           A1         2,659,025
                     Bonds, Rochester Institute of Technology, Series
                     2002A, 5.250%, 7/01/22 - AMBAC Insured
                  Dormitory Authority of the State of New York, Revenue
                  Bonds, Rochester Institute of Technology, Series 2006A:
            100      5.250%, 7/01/20 - AMBAC Insured                               No Opt. Call           A1           109,802
             80      5.250%, 7/01/21 - AMBAC Insured                               No Opt. Call           A1            87,540
            225   Madison County Industrial Development Agency, New York,        7/15 at 100.00          AA+           243,596
                     Civic Facility Revenue Bonds, Colgate
                     University, Tender Option Bond Trust 3127, 12.986%,
                     7/01/40 - AMBAC Insured (IF)
            300   New York City Industrial Development Agency, New York,         1/19 at 100.00          AAA           333,036
                     Payment in Lieu of Taxes Revenue Bonds, Queens
                     Baseball Stadium Project, Series 2009, 6.125%,
                     1/01/29 - AGC Insured
            495   New York City Industrial Development Agency, New York,         3/19 at 100.00          AAA           569,958
                     Revenue Bonds, Yankee Stadium Project Pilot, Series
                     2009A, 7.000%, 3/01/49 - AGC Insured
                  New York City Industrial Development Authority, New York,
                  PILOT Revenue Bonds, Yankee Stadium Project,
                  Series 2006:
            170      5.000%, 3/01/31 - FGIC Insured                              9/16 at 100.00         BBB-           166,750
          1,425      5.000%, 3/01/36 - NPFG Insured                              9/16 at 100.00            A         1,370,893
            840      4.500%, 3/01/39 - FGIC Insured                              9/16 at 100.00         BBB-           724,139
-------------------------------------------------------------------------------------------------------------------------------
         12,545   Total Education and Civic Organizations                                                           12,672,097
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 22.8% (14.7% OF TOTAL INVESTMENTS)
          2,000   Dormitory Authority of the State of New York,                  2/13 at 100.00            A         2,006,680
                     FHA-Insured Mortgage Hospital Revenue Bonds,
                     Lutheran Medical Center, Series 2003, 5.000%,
                     8/01/31 - NPFG Insured
          3,000   Dormitory Authority of the State of New York,                  8/12 at 100.00          N/R         3,024,090
                     FHA-Insured Mortgage Hospital Revenue Bonds, St.
                     Barnabas Hospital, Series 2002A, 5.000%, 2/01/31 -
                     AMBAC Insured
            345   Dormitory Authority of the State of New York,                  8/17 at 100.00          AAA           356,796
                     FHA-Insured Mortgage Revenue Bonds, Hudson Valley
                     Hospital Center, Series 2007, 5.000%, 8/15/27 - AGM
                     Insured
          1,000   Dormitory Authority of the State of New York,                  2/15 at 100.00            A         1,014,890
                     FHA-Insured Revenue Bonds, Montefiore Medical
                     Center, Series 2005, 5.000%, 2/01/22 - FGIC Insured
            255   Dormitory Authority of the State of New York, Revenue          7/17 at 100.00          AAA           260,475
                     Bonds, Health Quest System Inc., Series 2007B,
                     5.125%, 7/01/37 - AGC Insured
             25   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00           AA            26,410
                     Bonds, Memorial Sloan-Kettering Cancer Center,
                     Series 2003-1, 5.000%, 7/01/21 - NPFG Insured
            810   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA           882,503
                     Bonds, New York and Presbyterian Hospital, Series
                     2004A, 5.250%, 8/15/15 - AGM Insured

52 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$           750   Dormitory Authority of the State of New York, Revenue          7/13 at 100.00         Baa1   $       756,585
                     Bonds, South Nassau Communities Hospital, Series
                     2003B, 5.500%, 7/01/23
            305   Dormitory Authority of the State of New York, Revenue          8/14 at 100.00          AAA           309,526
                     Bonds, The New York and Presbyterian Hospital
                     Project, Series 2007, 5.000%, 8/15/36 - AGM Insured
            500   New York City Health and Hospitals Corporation, New York,      2/12 at 100.00          AAA           521,865
                     Health System Revenue Bonds, Series 2002A,
                     5.500%, 2/15/17 - AGM Insured
          2,640   New York City Health and Hospitals Corporation, New York,      2/13 at 100.00           A+         2,753,124
                     Health System Revenue Bonds, Series 2003A,
                     5.250%, 2/15/21 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------------
         11,630   Total Health Care                                                                                 11,912,944
-------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 3.6% (2.4% OF TOTAL INVESTMENTS)
          1,500   Dormitory Authority of the State of New York,                  8/11 at 105.00            A         1,599,255
                     FHA-Insured Nursing Home Mortgage Revenue Bonds,
                     Norwegian Christian Home and Health Center, Series
                     2001, 6.100%, 8/01/41 - NPFG Insured
            300   Dormitory Authority of the State of New York, GNMA             2/17 at 103.00           A-           300,762
                     Collateralized Revenue Bonds, Cabrini of
                     Westchester Project, Series 2006, 5.200%, 2/15/41
-------------------------------------------------------------------------------------------------------------------------------
          1,800   Total Long-Term Care                                                                               1,900,017
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 3.1% (2.0% OF TOTAL INVESTMENTS)
          1,000   Nassau County, New York, General Obligation Bonds,            10/19 at 100.00          AAA         1,068,600
                     General Improvement Series 2009C, 5.000%, 10/01/29
                     - AGC Insured
             50   New York City, New York, General Obligation Bonds,             8/10 at 100.00           AA            50,180
                     Fiscal Series 1998H, 5.125%, 8/01/25 - MBIA Insured
            225   New York City, New York, General Obligation Bonds,             8/15 at 100.00          AAA           249,028
                     Fiscal Series 2006C, 5.000%, 8/01/16 - AGM Insured
            250   New York City, New York, General Obligation Bonds,            11/14 at 100.00          AAA           268,673
                     5.000%, 11/01/19 - AGM Insured (UB)
-------------------------------------------------------------------------------------------------------------------------------
          1,525   Total Tax Obligation/General                                                                       1,636,481
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 47.5% (30.7% OF TOTAL INVESTMENTS)
          2,695   Buffalo Fiscal Stability Authority, New York, Sales              No Opt. Call          Aa2         2,960,808
                     Tax Revenue State Aid Secured Bonds, Series 2004A,
                     5.250%, 8/15/12 - NPFG Insured
          1,000   Dormitory Authority of the State of New York, Master           8/19 at 100.00          AAA         1,040,170
                     Lease Program Revenue Bonds, Nassau County Board of
                     Cooperative Educational Services, Series 2009A,
                     5.000%, 8/15/28 - AGC Insured
          3,000   Dormitory Authority of the State of New York, Revenue         10/12 at 100.00           A+         3,209,670
                     Bonds, School Districts Financing Program, Series
                     2002D, 5.250%, 10/01/23 - NPFG Insured
          1,000   Dormitory Authority of the State of New York, Revenue         10/19 at 100.00          AAA         1,081,370
                     Bonds, School Districts Financing Program, Series
                     2009A, 5.625%, 10/01/29 - AGC Insured
            340   Erie County Industrial Development Agency, New York,           5/18 at 100.00          AAA           374,082
                     School Facility Revenue Bonds, Buffalo City School
                     District Project, Series 2008A, 5.750%, 5/01/27 -
                     AGM Insured (UB)
          1,085   Erie County Industrial Development Agency, New York,           5/17 at 100.00          AAA         1,180,838
                     School Facility Revenue Bonds, Buffalo City School
                     District, Trust 2090, 5.750%, 5/01/28 - AGM Insured
                     (UB)
          2,055   Hudson Yards Infrastructure Corporation, New York,             2/17 at 100.00            A         1,966,347
                     Revenue Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC
                     Insured
          1,000   Metropolitan Transportation Authority, New York, State         7/12 at 100.00          AA-         1,037,400
                     Service Contract Refunding Bonds, Series 2002A,
                     5.000%, 7/01/25 - FGIC Insured
            560   Monroe Newpower Corporation, New York, Power                   1/13 at 102.00          BBB           515,911
                     Facilities Revenue Bonds, Series 2003, 5.500%,
                     1/01/34
                  New York City Sales Tax Asset Receivable Corporation,
                  New York, Dedicated Revenue Bonds, Local Government
                  Assistance Corporation, Series 2004A:
            610      5.000%, 10/15/25 - NPFG Insured (UB)                       10/14 at 100.00          AAA           658,818
            555      5.000%, 10/15/26 - NPFG Insured (UB)                       10/14 at 100.00          AAA           586,502
            740   New York City Transitional Finance Authority, New York,        1/17 at 100.00          AA-           769,289
                     Building Aid Revenue Bonds, Fiscal Series
                     2007S-2, 5.000%, 1/15/28 - FGIC Insured

                                                           Nuveen Investments 53

    | Portfolio of Investments March 31, 2010 (Unaudited)

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           500   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA   $       541,060
                     Future Tax Secured Bonds, Fiscal Series
                     2003C, 5.250%, 8/01/18 - AMBAC Insured
          2,000   New York City Transitional Finance Authority, New York,        2/13 at 100.00          AAA         2,113,200
                     Future Tax Secured Refunding Bonds, Fiscal
                     Series 2003D, 5.000%, 2/01/22 - NPFG Insured
            280   New York Convention Center Development Corporation,           11/15 at 100.00          AA+           303,979
                     Hotel Fee Revenue Bonds, Tender Option Bonds Trust
                     3095, 13.303%, 11/15/44 - AMBAC Insured (IF)
          1,290   New York State Environmental Facilities Corporation,           1/13 at 100.00          AAA         1,368,458
                     State Personal Income Tax Revenue Bonds, Series
                     2002A, 5.000%, 1/01/23 - FGIC Insured
            950   New York State Thruway Authority, Highway and Bridge             No Opt. Call           AA         1,101,763
                     Trust Fund Bonds, Second General, Series 2005B,
                     5.500%, 4/01/20 - AMBAC Insured
          1,200   New York State Tobacco Settlement Financing                    6/13 at 100.00          AA-         1,275,852
                     Corporation, Tobacco Settlement Asset-Backed and
                     State Contingency Contract-Backed Bonds, Series
                     2003A-1, 5.250%, 6/01/20 - AMBAC Insured
            750   New York State Tobacco Settlement Financing                    6/13 at 100.00          AA-           799,635
                     Corporation, Tobacco Settlement Asset-Backed and
                     State Contingency Contract-Backed Bonds, Series
                     2003B-1C, 5.500%, 6/01/21
          1,860   New York State Urban Development Corporation, Service            No Opt. Call          AA-         1,926,365
                     Contract Revenue Bonds, Correctional and Youth
                     Facilities, Series 2002A, 5.500%, 1/01/17
                     (Mandatory put 1/01/11)
-------------------------------------------------------------------------------------------------------------------------------
         23,470   Total Tax Obligation/Limited                                                                      24,811,517
-------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 12.3% (8.0% OF TOTAL INVESTMENTS)
          1,000   Metropolitan Transportation Authority, New York,              11/12 at 100.00            A         1,030,650
                     Transportation Revenue Refunding Bonds, Series
                     2002A, 5.000%, 11/15/25 - FGIC Insured
          1,875   New York State Thruway Authority, General Revenue              1/15 at 100.00           A+         1,981,013
                     Bonds, Series 2005F, 5.000%, 1/01/20 - AMBAC
                     Insured
          3,000   New York State Thruway Authority, General Revenue              7/15 at 100.00          AAA         3,070,650
                     Bonds, Series 2005G, 5.000%, 1/01/32 - AGM Insured
            140   New York State Thruway Authority, General Revenue              1/18 at 100.00           A+           147,430
                     Bonds, Series 2007H, 5.000%, 1/01/25 - FGIC Insured
            170   Port Authority of New York and New Jersey,                     8/17 at 100.00          AAA           200,076
                     Consolidated Revenue Bonds, One Hundred Forty
                     Eighth Series 2008, Trust 2920, 17.440%, 8/15/32 -
                     AGM Insured (IF)
-------------------------------------------------------------------------------------------------------------------------------
          6,185   Total Transportation                                                                               6,429,819
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 25.8% (16.6% OF TOTAL INVESTMENTS) (4)
          1,185   Dormitory Authority of the State of New York,                  2/13 at 102.00          Aaa         1,343,517
                     FHA-Insured Nursing Home Mortgage Revenue Bonds,
                     Shorefront Jewish Geriatric Center Inc., Series
                     2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)
            500   Dormitory Authority of the State of New York, Revenue          5/13 at 100.00          Aaa           563,730
                     Bonds, North Shore Long Island Jewish Group, Series
                     2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)
             85   Erie County Water Authority, New York, Water Revenue             No Opt. Call      N/R (4)            96,602
                     Bonds, Series 1990B, 6.750%, 12/01/14 - AMBAC
                     Insured (ETM)
          2,500   New York City Transitional Finance Authority, New York,        8/12 at 100.00          AAA         2,751,425
                     Future Tax Secured Bonds, Fiscal Series
                     2003C, 5.250%, 8/01/18 (Pre-refunded 8/01/12) -
                     AMBAC Insured
          3,500   New York State Thruway Authority, Highway and Bridge           4/12 at 100.00          AAA         3,791,445
                     Trust Fund Bonds, Series 2002B, 5.000%,4/01/20
                     (Pre-refunded 4/01/12) - AMBAC Insured
            500   New York State Urban Development Corporation, State            3/13 at 100.00          AAA           563,690
                     Personal Income Tax Revenue Bonds, State Facilities
                     and Equipment, Series 2002C-1, 5.500%, 3/15/21
                     (Pre-refunded 3/15/13) - FGIC Insured
          2,000   Power Authority of the State of New York, General             11/12 at 100.00      Aa2 (4)         2,208,720
                     Revenue Bonds, Series 2002A, 5.000%,11/15/20
                     (Pre-refunded 11/15/12)
          1,975   Triborough Bridge and Tunnel Authority, New York,              1/12 at 100.00          AAA         2,123,658
                     General Purpose Revenue Bonds, Series 2002A,
                     5.125%, 1/01/31 (Pre-refunded 1/01/12) - MBIA
                     Insured
-------------------------------------------------------------------------------------------------------------------------------
         12,245   Total U.S. Guaranteed                                                                             13,442,787
-------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

      PRINCIPAL                                                                   OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)  RATINGS (3)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 4.4% (2.9% OF TOTAL INVESTMENTS)
                  Long Island Power Authority, New York, Electric System
                  General Revenue Bonds, Series 2006A:
$         1,130      5.000%, 12/01/23 - FGIC Insured                             6/16 at 100.00            A   $     1,176,793
            870      5.000%, 12/01/25 - FGIC Insured                             6/16 at 100.00            A           899,302
            125   Long Island Power Authority, New York, Electric System         6/16 at 100.00           A-           126,713
                     General Revenue Bonds, Series 2006B, 5.000%,
                     12/01/35 - CIFG Insured
            110   Power Authority of the State of New York, General             11/15 at 100.00          Aa2           118,700
                     Revenue Bonds, Series 2006A, 5.000%, 11/15/19 -
                     FGIC Insured
-------------------------------------------------------------------------------------------------------------------------------
          2,235   Total Utilities                                                                                    2,321,508
-------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 1.1% (0.6% OF TOTAL INVESTMENTS)
            495   New York City Municipal Water Finance Authority, New York,     6/16 at 100.00          AAA           510,130
                     Water and Sewerage System Revenue Bonds,
                     Series 2006B, 5.000%, 6/15/36 - NPFG Insured (UB)
-------------------------------------------------------------------------------------------------------------------------------
$        73,930   Total Long-Term Investments (cost $74,978,528) -                                                  77,345,761
                     148.2% (95.7% of Total Investments)
===============----------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 6.6% (4.3% OF TOTAL INVESTMENTS)
$         3,446   State Street Bank Euro Dollar Time Deposit, 0.010%,                       N/A          N/A         3,446,100
                     4/01/10
===============----------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $3,446,100)                                                     3,446,100
                  -------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $78,424,628) - 154.8%                                                     80,791,861
                  -------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (4.6)%                                                                (2,390,000)
                  -------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.5%                                                                 796,498
                  -------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -                                            (27,000,000)
                     (51.7)% (5)
                  -------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                $    52,198,359
                  =============================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Statement of Assets & Liabilities
  March 31, 2010 (Unaudited)

                                                                                NEW YORK        NEW YORK        NEW YORK
                                                                              INVESTMENT          SELECT         QUALITY
                                                                                 QUALITY         QUALITY          INCOME
                                                                                    (NQN)           (NVN)           (NUN)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $392,681,113, $520,559,208 and
   $529,616,786, respectively)                                            $  402,911,752   $ 541,551,201   $ 548,640,252
Receivables:
   Interest                                                                    5,504,643       7,297,842       7,366,275
   Investments sold                                                            1,010,000         202,000              --
Deferred offering costs                                                               --              --              --
Other assets                                                                      95,470         124,875         120,614
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                            409,521,865     549,175,918     556,127,141
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                       177              --              71
Floating rate obligations                                                     37,145,000      33,510,000      40,245,000
Payables:
   Auction Rate Preferred share dividends                                          2,596           9,756           8,682
   Common share dividends                                                        947,899       1,294,149       1,382,739
Variable Rate Demand Preferred shares, at liquidation value                           --              --              --
Accrued expenses:
   Management fees                                                               214,840         287,177         290,847
   Other                                                                         139,937         213,811         221,009
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                        38,450,449      35,314,893      42,148,348
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                          111,500,000     163,900,000     160,775,000
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                    $  259,571,416   $ 349,961,025   $ 353,203,793
=========================================================================================================================
Common shares outstanding                                                     17,518,033      23,198,402      23,752,339
=========================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                   $        14.82   $       15.09   $       14.87
=========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                   $      175,180   $     231,984   $     237,523
Paid-in surplus                                                              248,977,926     328,432,939     334,551,774
Undistributed (Over-distribution of) net investment income                     3,140,167       3,916,178       4,170,033
Accumulated net realized gain (loss)                                          (2,952,496)     (3,612,069)     (4,779,003)
Net unrealized appreciation (depreciation)                                    10,230,639      20,991,993      19,023,466
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                    $  259,571,416   $ 349,961,025   $ 353,203,793
=========================================================================================================================
Authorized shares:
   Common                                                                    200,000,000     200,000,000     200,000,000
   Auction Rate Preferred                                                      1,000,000       1,000,000       1,000,000
   Variable Rate Demand Preferred                                                     --              --              --
=========================================================================================================================

                                  See accompanying notes to financial statement.

56 Nuveen Investments

                                                                                INSURED          INSURED         INSURED
                                                                               NEW YORK         NEW YORK        NEW YORK
                                                                                PREMIUM         DIVIDEND        TAX-FREE
                                                                                 INCOME        ADVANTAGE       ADVANTAGE
                                                                                   (NNF)            (NKO)           (NRK)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $183,679,671, $172,948,253 and $78,424,628,
   respectively)                                                          $ 188,966,470   $  176,940,153   $  80,791,861
Receivables:
   Interest                                                                   2,483,329        2,510,968       1,033,828
   Investments sold                                                                  --               --              --
Deferred offering costs                                                              --          647,831              --
Other assets                                                                     31,472           15,796          41,823
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           191,481,271      180,114,748      81,867,512
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                       --               --              --
Floating rate obligations                                                    16,600,000       11,620,000       2,390,000
Payables:
   Auction Rate Preferred share dividends                                           940               --           3,294
   Common share dividends                                                       457,994          493,458         207,094
Variable Rate Demand Preferred shares, at liquidation value                          --       50,000,000              --
Accrued expenses:
   Management fees                                                              102,021           73,564          37,627
   Other                                                                         55,281           11,121          31,138
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                       17,216,236       62,198,143       2,669,153
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                          50,350,000               --      27,000,000
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                    $ 123,915,035   $  117,916,605   $  52,198,359
=========================================================================================================================
Common shares outstanding                                                     8,243,515        7,937,131       3,506,560
=========================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                   $       15.03   $        14.86   $       14.89
=========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                   $      82,435   $       79,371   $      35,066
Paid-in surplus                                                             118,631,530      113,922,673      49,916,619
Undistributed (Over-distribution of) net investment income                    1,323,953          827,788         364,702
Accumulated net realized gain (loss)                                         (1,409,682)        (905,127)       (485,261)
Net unrealized appreciation (depreciation)                                    5,286,799        3,991,900       2,367,233
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                    $ 123,915,035   $  117,916,605   $  52,198,359
=========================================================================================================================
Authorized shares:
   Common                                                                   200,000,000        Unlimited       Unlimited
   Auction Rate Preferred                                                     1,000,000        Unlimited       Unlimited
   Variable Rate Demand Preferred                                                    --        Unlimited              --
=========================================================================================================================

                                  See accompanying notes to financial statement.

                                                           Nuveen Investments 57

| Statement of Operations

                                     Six Months Ended March 31, 2010 (Unaudited)

                                                                                              INSURED       INSURED        INSURED
                                            NEW YORK         NEW YORK       NEW YORK         NEW YORK      NEW YORK       NEW YORK
                                          INVESTMENT           SELECT        QUALITY          PREMIUM      DIVIDEND       TAX-FREE
                                             QUALITY          QUALITY         INCOME           INCOME     ADVANTAGE      ADVANTAGE
                                                (NQN)            (NVN)          (NUN)            (NNF)         (NKO)          (NRK)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                      $   9,343,100  $    12,745,213  $  12,993,034  $     4,291,554  $  4,140,392  $   1,783,247
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                            1,257,480        1,680,429      1,702,546          597,129       564,685        251,845
Auction fees                                  83,396          122,588        120,251           37,659        25,278         20,195
Dividend disbursing agent fees                14,959           14,959         19,945            9,973            --          4,986
Shareholders' servicing agent fees
   and expenses                               12,908           12,835         12,968            4,881           628            421
Interest expense and amortization of
   offering costs                            121,843          113,578        132,180           54,501       106,978          6,833
Liquidity fees                                    --               --             --               --       197,662             --
Custodian's fees and expenses                 34,696           46,571         46,112           19,579        17,712          9,964
Directors'/Trustees' fees and
   expenses                                    6,000            7,647          7,650            2,816         2,205          1,291
Professional fees                             22,775           29,724         29,745           13,443        10,687          7,847
Shareholders' reports - printing and
   mailing expenses                           58,305           71,003         72,221           31,663        28,919         15,987
Stock exchange listing fees                    4,565            4,565          4,565            4,565           561            247
Investor relations expense                    14,292           18,129         18,351            6,883         6,130          2,979
Portfolio insurance expense                       --              812             --               --            --             --
Other expenses                                20,399           24,200         23,859           14,755         5,945         10,127
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement        1,651,618        2,147,040      2,190,393          797,847       967,390        332,722
   Custodian fee credit                       (2,249)          (3,455)        (1,359)            (695)       (1,472)        (1,366)
   Expense reimbursement                          --               --             --               --      (133,384)       (42,089)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                               1,649,369        2,143,585      2,189,034          797,152       832,534        289,267
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                      7,693,731       10,601,628     10,804,000        3,494,402     3,307,858      1,493,980
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from
   investments                                43,073          306,566         10,706           14,782       (5,034)          2,492
Change in net unrealized
   appreciation (depreciation) of
   investments                            (5,484,246)      (8,289,857)    (8,132,402)      (2,672,121)   (2,715,332)      (954,575)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                 (5,441,173)      (7,983,291)    (8,121,696)      (2,657,339)   (2,720,366)      (952,083)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income                  (212,143)        (309,934)      (304,763)         (95,737)           --        (32,304)
From accumulated net realized gains               --               --             --               --            --        (36,601)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred
   shareholders                             (212,143)        (309,934)      (304,763)         (95,737)           --        (68,905)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations              $   2,040,415  $     2,308,403  $   2,377,541  $       741,326 $     587,492  $     472,992
-----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

58 Nuveen Investments

| Statement of Changes in Net Assets (Unaudited)

                                                   NEW YORK                         NEW YORK                        NEW YORK
                                            INVESTMENT QUALITY (NQN)          SELECT QUALITY (NVN)           QUALITY INCOME (NUN)
                                     --------------------------------  ------------------------------  ----------------------------
                                          SIX MONTHS             YEAR     SIX MONTHS             YEAR    SIX MONTHS           YEAR
                                               ENDED            ENDED          ENDED            ENDED         ENDED          ENDED
                                             3/31/10          9/30/09        3/31/10          9/30/09       3/31/10        9/30/09
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                $     7,693,731  $    15,473,199  $  10,601,628  $    20,966,391  $ 10,804,000  $  21,133,235
Net realized gain (loss) from:
   Investments                                43,073          191,177        306,566         (118,181)       10,706       (620,822)
   Futures contracts                              --               --             --               --            --             --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                            (5,484,246)      30,015,090     (8,289,857)      43,923,642    (8,132,402)    43,523,706
   Futures contracts                              --               --             --               --            --             --
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income               (212,143)      (1,530,629)      (309,934)      (2,123,507)     (304,763)    (2,174,942)
   From accumulated net realized
      gains                                       --               --             --               --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                  2,040,415       44,148,837      2,308,403       62,648,345     2,377,541     61,861,177
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income                (6,639,336)     (11,943,417)    (8,838,592)     (15,841,565)   (8,978,592)   (15,897,899)
From accumulated net realized
   gains                                          --               --             --               --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to Common
   shareholders                           (6,639,336)     (11,943,417)    (8,838,592)     (15,841,565)   (8,978,592)   (15,897,899)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased and
   retired                                        --         (937,831)            --       (1,246,682)      (21,811)    (1,646,157)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                                   --         (937,831)            --       (1,246,682)      (21,811)    (1,646,157)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                 (4,598,921)      31,267,589     (6,530,189)      45,560,098    (6,622,862)    44,317,121
Net assets applicable to Common
   shares at the beginning of
   period                                264,170,337      232,902,748    356,491,214      310,931,116   359,826,655    315,509,534
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period       $   259,571,416  $   264,170,337  $ 349,961,025  $   356,491,214  $353,203,793  $ 359,826,655
===================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
    at the end of period             $     3,140,167  $     2,297,915  $   3,916,178  $     2,463,076  $  4,170,033  $   2,649,388
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

| Statement of Changes in Net Assets (Unaudited) (continued)

                                                INSURED NEW YORK                INSURED NEW YORK              INSURED NEW YORK
                                               PREMIUM INCOME (NNF)          DIVIDEND ADVANTAGE (NKO)      TAX-FREE ADVANTAGE (NRK)
                                     --------------------------------  ------------------------------  ---------------------------
                                          SIX MONTHS             YEAR     SIX MONTHS             YEAR    SIX MONTHS           YEAR
                                               ENDED            ENDED          ENDED            ENDED         ENDED          ENDED
                                             3/31/10          9/30/09        3/31/10          9/30/09       3/31/10        9/30/09
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                $     3,494,402  $     6,939,760  $   3,307,858  $     6,238,372  $  1,493,980  $   2,917,457
Net realized gain (loss) from:
   Investments                                14,782          (29,684)        (5,034)          (6,113)        2,492         19,571
   Futures contracts                              --               --             --               --            --        234,587
Change in net unrealized
   appreciation (depreciation) of:
   Investments                            (2,672,121)      14,554,038     (2,715,332)      13,653,943      (954,575)     6,043,581
   Futures contracts                              --               --             --               --            --         10,453
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income                (95,737)        (687,412)            --               --       (32,304)      (346,340)
   From accumulated net realized
     gains                                        --               --             --          (27,450)      (36,601)       (10,498)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                    741,326       20,776,702        587,492       19,858,752       472,992      8,868,811
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income                (2,919,532)      (5,215,813)    (3,055,795)      (5,535,901)   (1,269,375)    (2,307,427)
From accumulated net realized
   gains                                          --               --        (20,637)        (195,121)     (228,628)       (28,810)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders                 (2,919,532)      (5,215,813)    (3,076,432)      (5,731,022)   (1,498,003)    (2,336,237)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased
   and retired                              (165,653)        (829,563)            --         (305,233)           --        (77,712)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable
   to Common shares from
   capital share transactions               (165,653)        (829,563)            --         (305,233)           --        (77,712)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable
   to Common shares                       (2,343,859)      14,731,326     (2,488,940)      13,822,497    (1,025,011)     6,454,862
Net assets applicable to Common
   shares at the beginning of
   period                                126,258,894      111,527,568    120,405,545      106,583,048    53,223,370     46,768,508
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period       $   123,915,035  $   126,258,894  $ 117,916,605  $   120,405,545  $ 52,198,359  $  53,223,370
===================================================================================================================================
Undistributed (Over-distribution
   of) net investment income
   at the end of period              $     1,323,953  $       844,820  $     827,788  $       575,725  $    364,702  $     172,401
===================================================================================================================================

                                 See accompanying notes to financial statements.
60 Nuveen Investments

| Statement of Cash Flows
                                     Six Months Ended March 31, 2010 (Unaudited)

                                                                                NEW YORK        NEW YORK         NEW YORK
                                                                              INVESTMENT          SELECT          QUALITY
                                                                                 QUALITY         QUALITY           INCOME
                                                                                    (NQN)           (NVN)            (NUN)
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                         $   2,040,415   $   2,308,403   $    2,377,541
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                  (19,383,144)    (37,845,122)     (15,444,922)
   Proceeds from sales and maturities of investments                           4,815,000      23,919,602        1,491,196
   Proceeds from (Purchases of) short-term investments, net                   14,358,787      11,362,230       12,437,061
   Amortization (Accretion) of premiums and discounts, net                       557,822         106,354           81,321
   (Increase) Decrease in receivable for interest                               (212,653)       (285,555)        (222,975)
   (Increase) Decrease in receivable for investments sold                     (1,010,000)      1,212,000               --
   (Increase) Decrease in other assets                                           (11,588)        (17,875)          (1,252)
   Increase (Decrease) in payable for Auction Rate Preferred share
     dividends                                                                      (610)         (3,054)          (2,760)
   Increase (Decrease) in accrued management fees                                  6,570           9,148            9,075
   Increase (Decrease) in accrued other liabilities                               16,541          25,653           28,503
   Net realized (gain) loss from investments                                     (43,073)       (306,566)         (10,706)
   Change in net unrealized (appreciation) depreciation of investments         5,484,246       8,289,857        8,132,402
   Net realized (gain) loss from paydowns                                             --          (3,470)          (2,887)
   Taxes paid on undistributed capital gains                                          --             477               --
--------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                         6,618,313       8,772,082        8,871,597
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                        177              --               71
Cash distributions paid to Common shareholders                                (6,618,490)     (8,772,082)      (8,849,857)
Cost of Common shares repurchased and retired                                         --              --          (21,811)
Increase (Decrease) in deferred offering costs                                        --              --               --
--------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                        (6,618,313)     (8,772,082)      (8,871,597)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                       --              --               --
Cash at the beginning of period                                                       --              --               --
--------------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                                  $          --   $          --   $           --
==========================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
                                                                                NEW YORK        NEW YORK         NEW YORK
                                                                              INVESTMENT          SELECT          QUALITY
                                                                                 QUALITY         QUALITY           INCOME
                                                                                    (NQN)           (NVN)            (NUN)
--------------------------------------------------------------------------------------------------------------------------
Cash paid for interest (excluding amortization of offering costs, where
   applicable)                                                             $     121,843   $     113,578   $      132,180
==========================================================================================================================

                                  See accompanying notes to financial statement.

                                                           Nuveen Investments 61

| Statement of Cash Flows (continued)

                                     Six Months Ended March 31, 2010 (Unaudited)

                                                                                            INSURED         INSURED
                                                                                           NEW YORK        NEW YORK
                                                                                            PREMIUM        DIVIDEND
                                                                                             INCOME       ADVANTAGE
                                                                                               (NNF)           (NKO)
--------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS     $     741,326   $     587,492
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                              (9,419,623)     (2,780,119)
   Proceeds from sales and maturities of investments                                      1,815,100         120,000
   Proceeds from (Purchases of) short-term investments, net                               5,622,175       2,225,522
   Amortization (Accretion) of premiums and discounts, net                                  178,498         242,596
   (Increase) Decrease in receivable for interest                                           (81,816)        (50,062)
   (Increase) Decrease in receivable for investments sold                                 1,515,000              --
   (Increase) Decrease in other assets                                                        5,320         (14,393)
   Increase (Decrease) in payable for Auction Rate Preferred share dividends                   (202)             --
   Increase (Decrease) in accrued management fees                                             3,061           1,876
   Increase (Decrease) in accrued other liabilities                                           3,311           2,968
   Net realized (gain) loss from investments                                                (14,782)          5,034
   Change in net unrealized (appreciation) depreciation of investments                    2,672,121       2,715,332
   Net realized (gain) loss from paydowns                                                        --              --
   Taxes paid on undistributed capital gains                                                     --              --
--------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                    3,039,489       3,056,246
--------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                    --              --
Cash distributions paid to Common shareholders                                           (2,873,836)     (3,067,524)
Cost of Common shares repurchased and retired                                              (165,653)             --
(Increase) Decrease in deferred offering costs                                                   --          11,278
--------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                   (3,039,489)     (3,056,248)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                  --              --
Cash at the beginning of period                                                                  --              --
--------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                                             $          --   $          --
====================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
                                                                                            INSURED         INSURED
                                                                                           NEW YORK        NEW YORK
                                                                                            PREMIUM        DIVIDEND
                                                                                             INCOME       ADVANTAGE
                                                                                               (NNF)           (NKO)
--------------------------------------------------------------------------------------------------------------------
Cash paid for interest (excluding amortization of offering costs, where applicable)   $      54,501   $      95,700
====================================================================================================================

                                  See accompanying notes to financial statement.

62 Nuveen Investments

| Notes to Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc.
(NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (collectively, the "Funds"). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) are traded on the New York Stock Exchange ("NYSE") while Common shares of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

                                                           Nuveen Investments 63

| Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of March 31, 2010, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                        INSURED     INSURED
                      NEW YORK   NEW YORK   NEW YORK   NEW YORK    NEW YORK
                    INVESTMENT     SELECT    QUALITY    PREMIUM     TAX-FEE
                       QUALITY    QUALITY     INCOME     INCOME   ADVANTAGE
                          (NQN)      (NVN)      (NUN)      (NNF)       (NRK)
----------------------------------------------------------------------------
Number of shares:
   Series M                744         --      1,794      1,022          --
   Series T              1,858      1,461         --        992          --
   Series W                 --      2,038      1,796         --          --
   Series TH                --      3,057      1,959         --       1,080
   Series F              1,858         --        882         --          --
----------------------------------------------------------------------------
Total                    4,460      6,556      6,431      2,014       1,080
============================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares. As of March 31, 2010, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                                         INSURED         INSURED     INSURED
                                         NEW YORK       NEW YORK        NEW YORK        NEW YORK        NEW YORK    NEW YORK
                                       INVESTMENT         SELECT         QUALITY         PREMIUM        DIVIDEND    TAX-FREE
                                          QUALITY        QUALITY          INCOME          INCOME       ADVANTAGE   ADVANTAGE
                                             (NQN)          (NVN)           (NUN)           (NNF)           (NKO)       (NRK)
-----------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares     $    32,500,000   $ 29,100,000   $  36,225,000   $  14,650,000   $  61,000,000          --
redeemed, at liquidation value
=============================================================================================================================

Variable Rate Demand Preferred Shares

Insured New York Dividend Advantage (NKO) has issued and outstanding 500 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share. Variable Rate Preferred shares were issued in a privately negotiated offering. Proceeds of this offering were used to redeem a portion of the Fund's outstanding Auction Rate Preferred shares. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and

64 Nuveen Investments
such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured New York Dividend Advantage (NKO) had all of its $50,000,000 Variable Rate Demand Preferred shares outstanding during the six months ended March 31, 2010, with an annualized interest rate of 0.24%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on Variable Rate Preferred shares are recognized as "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee, which is recognized as "Liquidity fees" on the Statement of Operations.

Insurance

Under normal circumstances, and during the six months ended March 31, 2010. the Fund invest at least 80% of their net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each Fund invests at least 80% of its net assets in municipal securities that are rated at least "BBB" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or are backed by an escrow or trust account containing sufficient U.S. government o U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%. Each Fund may also invest up to 20% of its net assets in municipal securities rated at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense and amortization of offering costs" on the Statement of Operations.

                                                           Nuveen Investments 65

| Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At March 31, 2010, each Fund's maximum exposure to externally-deposited Recourse Trusts is as follows:

                                                                                         INSURED        INSURED       INSURED
                                         NEW YORK       NEW YORK        NEW YORK        NEW YORK       NEW YORK      NEW YORK
                                       INVESTMENT         SELECT         QUALITY         PREMIUM       DIVIDEND      TAX-FREE
                                          QUALITY        QUALITY          INCOME          INCOME      ADVANTAGE     ADVANTAGE
                                             (NQN)          (NVN)           (NUN)           (NNF)          (NKO)         (NRK)
-----------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse      $     7,790,000   $  9,585,000   $   9,700,000   $   3,420,000   $    610,000   $   560,000
   Trusts
=============================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended March 31, 2010, were as follows:

                                                                                         INSURED        INSURED       INSURED
                                         NEW YORK       NEW YORK        NEW YORK        NEW YORK       NEW YORK      NEW YORK
                                       INVESTMENT         SELECT         QUALITY         PREMIUM       DIVIDEND      TAX-FREE
                                          QUALITY        QUALITY          INCOME          INCOME      ADVANTAGE     ADVANTAGE
                                             (NQN)          (NVN)           (NUN)           (NNF)          (NKO)         (NRK)
-----------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations  $   37,145,000   $ 37,020,000   $  40,245,000   $  16,600,000   $ 11,620,000  $  2,390,000
outstanding
Average annual interest rate and             0.66%          0.62%           0.66%           0.66%          0.63%         0.57%
fees
=============================================================================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the six months ended March 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

66 Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured New York Dividend Advantage (NKO) in connection with its offering of the Variable Rate Demand Preferred shares ($675,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.
      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of March 31, 2010:

NEW YORK INVESTMENT QUALITY (NQN)               LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                         $         --   $  391,308,208   $        --   $  391,308,208
   Short-Term Investments                     6,628,544        4,975,000            --       11,603,544
--------------------------------------------------------------------------------------------------------
Total                                      $  6,628,544   $  396,283,208   $        --   $  402,911,752
========================================================================================================

                                                           Nuveen Investments 67

| Notes to Financial Statements (Unaudited) (continued)

NEW YORK SELECT QUALITY (NVN)                   LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                         $         --   $  527,255,328   $        --   $  527,255,328
   Short-Term Investments                     9,320,873        4,975,000            --       14,295,873
--------------------------------------------------------------------------------------------------------
Total                                      $  9,320,873   $  532,230,328   $        --   $  541,551,201
========================================================================================================
NEW YORK QUALITY INCOME (NUN)                   LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                         $         --   $  546,772,863   $        --   $  546,772,863
   Short-Term Investments                     1,867,389               --            --        1,867,389
--------------------------------------------------------------------------------------------------------
Total                                      $  1,867,389   $  546,772,863   $        --   $  548,640,252
========================================================================================================
INSURED NEW YORK PREMIUM INCOME (NNF)           LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                         $         --   $  180,767,503   $        --   $  180,767,503
   Short-Term Investments                     1,728,967        6,470,000            --        8,198,967
--------------------------------------------------------------------------------------------------------
Total                                      $  1,728,967   $  187,237,503   $        --   $  188,966,470
========================================================================================================
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)       LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                         $         --   $  173,365,349   $        --   $  173,365,349
   Short-Term Investments                     3,574,804               --            --        3,574,804
--------------------------------------------------------------------------------------------------------
Total                                      $  3,574,804   $  173,365,349   $        --   $  176,940,153
========================================================================================================
INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)       LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                         $         --   $   77,345,761   $        --   $   77,345,761
   Short-Term Investments                     3,446,100               --            --        3,446,100
--------------------------------------------------------------------------------------------------------
Total                                      $  3,446,100   $   77,345,761   $        --   $   80,791,861
========================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended March 31, 2010.

4. FUND SHARES
Common Shares

Transactions in Common shares were as follows:

                                                    NEW YORK                    NEW YORK                      NEW YORK
                                            INVESTMENT QUALITY (NQN)      SELECT QUALITY (NVN)          QUALITY INCOME (NUN)
                                          --------------------------   --------------------------   ---------------------------
                                            SIX MONTHS                  SIX MONTHS                    SIX MONTHS
                                                 ENDED    YEAR ENDED         ENDED          ENDED          ENDED     YEAR ENDED
                                               3/31/10       9/30/09       3/31/10        9/30/09        3/31/10        9/30/09
--------------------------------------------------------------------------------------------------------------------------------
Common shares repurchased and retired               --       (83,900)           --       (112,400)        (1,700)      (150,400)
--------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired          --   $     11.16            --   $      11.07   $      12.81   $      10.93
   Discount per share repurchased
      and retired                                   --         18.61%           --          19.98%         12.38%         19.94%
================================================================================================================================

                                                  INSURED NEW YORK            INSURED NEW YORK             INSURED NEW YORK
                                                PREMIUM INCOME (NNF)      DIVIDEND ADVANTAGE (NKO)     TAX-FREE ADVANTAGE (NRK)
                                             --------------------------   --------------------------  -----------------------------
                                               SIX MONTHS                  SIX MONTHS                    SIX MONTHS
                                                    ENDED    YEAR ENDED         ENDED          ENDED          ENDED     YEAR ENDED
                                                  3/31/10       9/30/09       3/31/10        9/30/09        3/31/10        9/30/09
-----------------------------------------------------------------------------------------------------------------------------------
Common shares repurchased and retired             (12,700)      (73,000)           --        (27,000)            --         (6,800)
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired   $      13.02   $     11.34            --   $      11.28             --   $      11.41
   Discount per share repurchased
     and retired                                    11.83%        19.17%           --          19.06%            --          18.03%
===================================================================================================================================

68 Nuveen Investments

Preferred Shares
New York Select Quality (NVN) and Insured New York Tax-Free Advantage (NRK) did not redeem any of their Auction Rate Preferred shares during the six months ended March 31, 2010 or the fiscal year ended September 30, 2009. Transactions in Auction Rate Preferred shares were as follows:

                                           NEW YORK                                       NEW YORK
                                    INVESTMENT QUALITY (NQN)                        QUALITY INCOME (NUN)
                           ----------------------------------------     ---------------------------------------------
                           SIX MONTHS                                      SIX MONTHS
                                ENDED               YEAR ENDED                  ENDED              YEAR ENDED
                              3/31/10                  9/30/09                3/31/10                 9/30/09
                           ------------------------------------------------------------------------------------------
                          SHARES   AMOUNT    SHARES           AMOUNT     SHARES     AMOUNT   SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
shares redeemed:
  Series M                  --   $     --        23    $     575,000        --    $     --      52    $    1,300,000
  Series T                  --         --        57        1,425,000        --          --      --                --
  Series W                  --         --        --               --        --          --      51         1,275,000
  Series TH                 --         --        --               --        --          --      56         1,400,000
  Series F                  --         --        57        1,425,000        --          --      25           625,000
---------------------------------------------------------------------------------------------------------------------
Total                       --   $     --       137    $   3,425,000        --    $     --     184    $    4,600,000
=====================================================================================================================

                                              INSURED NEW YORK
                                            PREMIUM INCOME (NNF)
                             ---------------------------------------------------
                                SIX MONTHS
                                     ENDED                YEAR ENDED
                                   3/31/10                   9/30/09
                            ----------------------------------------------------
                            SHARES     AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------
Auction Rate Preferred
shares redeemed:
  Series M                      --    $      --          34      $       850,000
  Series T                      --           --          32              800,000
  Series W                      --           --          --                   --
  Series TH                     --           --          --                   --
  Series F                      --           --          --                   --
--------------------------------------------------------------------------------
Total                           --    $      --          66      $     1,650,000
================================================================================

5. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments) during the six months ended March 31, 2010, were as follows:

                                                                                       INSURED         INSURED           INSURED
                                 NEW YORK        NEW YORK           NEW YORK          NEW YORK        NEW YORK          NEW YORK
                               INVESTMENT          SELECT            QUALITY           PREMIUM        DIVIDEND          TAX-FREE
                                  QUALITY         QUALITY             INCOME            INCOME       ADVANTAGE         ADVANTAGE
                                     (NQN)           (NVN)              (NUN)             (NNF)           (NKO)             (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                   $  19,383,144   $  37,845,122      $  15,444,922     $   9,419,623    $   2,780,119      $  5,837,718
Sales and maturities            4,815,000      23,919,602          1,491,196         1,815,100          120,000         3,312,268
==================================================================================================================================

6. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2010, the cost of investments was as follows:

                                                                                       INSURED          INSURED           INSURED
                                 NEW YORK        NEW YORK           NEW YORK          NEW YORK         NEW YORK          NEW YORK
                               INVESTMENT          SELECT            QUALITY           PREMIUM         DIVIDEND          TAX-FREE
                                  QUALITY         QUALITY             INCOME            INCOME        ADVANTAGE         ADVANTAGE
                                     (NQN)           (NVN)              (NUN)             (NNF)            (NKO)             (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments         $ 355,308,715   $ 487,099,197      $ 489,877,811     $ 167,123,338    $ 160,980,200      $ 76,024,080
==================================================================================================================================

                                                           Nuveen Investments 69

| Notes to Financial Statements (Unaudited) (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2010, were as follows:

                                                                                      INSURED          INSURED            INSURED
                                  NEW YORK       NEW YORK          NEW YORK          NEW YORK         NEW YORK           NEW YORK
                                INVESTMENT         SELECT           QUALITY           PREMIUM         DIVIDEND           TAX-FREE
                                   QUALITY        QUALITY            INCOME            INCOME        ADVANTAGE          ADVANTAGE
                                      (NQN)          (NVN)             (NUN)             (NNF)            (NKO)              (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation              $  15,246,957   $  27,318,208      $  25,817,430     $   7,433,956    $   6,192,204      $  3,116,097
  Depreciation                 (4,775,686)     (6,387,055)        (7,317,732)       (2,184,064)      (1,836,857)         (742,400)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)
  of investments            $  10,471,271   $  20,931,153      $  18,499,698     $   5,249,892    $   4,355,347      $  2,373,697
==================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2009, the Funds' last tax year end, were as follows:

                                                                                      INSURED          INSURED            INSURED
                                 NEW YORK         NEW YORK          NEW YORK         NEW YORK         NEW YORK           NEW YORK
                               INVESTMENT           SELECT           QUALITY          PREMIUM         DIVIDEND           TAX-FREE
                                  QUALITY          QUALITY            INCOME           INCOME        ADVANTAGE          ADVANTAGE
                                     (NQN)            (NVN)             (NUN)            (NNF)            (NKO)              (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net
tax-exempt income *         $   3,024,471   $   3,724,109      $   3,908,088     $   1,222,367    $     996,422      $    371,969
Undistributed net
ordinary income **                     --              --                 --                 2            6,227            99,581
Undistributed net
long--term capital gains               --              --                 --                --           16,218           165,381
==================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2009, paid on October 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended September 30, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                                                       INSURED          INSURED            INSURED
                                 NEW YORK       NEW YORK           NEW YORK           NEW YORK         NEW YORK           NEW YORK
                               INVESTMENT         SELECT            QUALITY            PREMIUM         DIVIDEND           TAX-FREE
                                  QUALITY        QUALITY             INCOME             INCOME        ADVANTAGE          ADVANTAGE
                                     (NQN)          (NVN)              (NUN)              (NNF)            (NKO)              (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net
tax-exempt income           $  13,431,568   $  18,097,482      $ 18,074,822      $   5,923,448    $   5,941,189      $  2,684,765
Distributions from
net ordinary
income **                              --              --                --                 --               --                --
Distributions from net
long--term capital gains               --              --                --                 --          269,487            39,310
==================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At September 30, 2009, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        INSURED
                          NEW YORK       NEW YORK         NEW YORK     NEW YORK
                        INVESTMENT         SELECT          QUALITY      PREMIUM
                           QUALITY        QUALITY           INCOME       INCOME
                              (NQN)          (NVN)            (NUN)        (NNF)
-------------------------------------------------------------------------------
Expiration:
  September 30, 2016   $   205,863   $         --    $         --    $   74,117
  September 30, 2017            --        174,040         505,047            --
-------------------------------------------------------------------------------
Total                  $   205,863   $    174,040    $    505,047    $   74,117
===============================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

70       Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                              NEW YORK INVESTMENT QUALITY (NQN)
                                                  NEW YORK SELECT QUALITY (NVN)
                                                  NEW YORK QUALITY INCOME (NUN)
                                          INSURED NEW YORK PREMIUM INCOME (NNF)
AVERAGE DAILY NET ASSETS*                                  FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For the next $3 billion                                                  .3875
For net assets over $5 billion                                           .3750
===============================================================================

                                      INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
                                      INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
AVERAGE DAILY NET ASSETS*                                  FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For net assets over $2 billion                                           .3750
===============================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*       EFFECTIVE RATE AT BREAKPOINT LEVEL
-------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1691
$125 billion                                                             .1599
$200 billion                                                             .1505
$250 billion                                                             .1469
$300 billion                                                             .1445
===============================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of March 31, 2010, the complex-level fee rate was .1867%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

                                                      Nuveen Investments     71

| Notes to Financial Statements (Unaudited) (continued)

YEAR ENDING                                             YEAR ENDING
MARCH 31,                                               MARCH 31,
------------------------------------------------------------------------------
2002*                              .30%                 2008              .25%
2003                               .30                  2009              .20
2004                               .30                  2010              .15
2005                               .30                  2011              .10
2006                               .30                  2012              .05
2007                               .30
==============================================================================
* From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                               YEAR ENDING
NOVEMBER 30,                                              NOVEMBER 30,
------------------------------------------------------------------------------
2002*                               .32%                  2007            .32%
2003                                .32                   2008            .24
2004                                .32                   2009            .16
2005                                .32                   2010            .08
2006                                .32
==============================================================================
* From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the Financial Accounting Standards Board (FASB) issued changes to the authoritative guidance under generally accepted accounting principles
(GAAP) on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

72     Nuveen Investments

9. SUBSEQUENT EVENTS
Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income, which were paid on May 3, 2010, to shareholders of record on April 15, 2010, as follows:

                                                                                      Insured           Insured          Insured
                                  NEW YORK       NEW YORK          NEW YORK          NEW YORK          NEW YORK         NEW YORK
                                INVESTMENT         SELECT           QUALITY           PREMIUM          DIVIDEND         TAX-FREE
                                   QUALITY        QUALITY            INCOME            INCOME         ADVANTAGE        ADVANTAGE
                                      (NQN)          (NVN)             (NUN)             (NNF)             (NKO)            (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Dividend per share               $   .0635        $ .0650           $ .0670           $ .0620         $   .0645         $  .0615
==================================================================================================================================

MuniFund Term Preferred Shares

As discussed in the Portfolio Manager's Comments section, during April 2010, Insured New York Tax-Free Advantage (NRK) successfully completed the issuance of $27.68 million of 2.55%, Series 2015 MuniFund Term Preferred shares ("MTP"). The newly-issued MTP shares trade on the NYSE under the symbol "NRK Pr C."

Auction Rate Preferred Shares Noticed for Redemption

During April 2010, Insured New York Tax-Free Advantage (NRK) noticed for redemption all $27.0 million of its Auction Rate Preferred shares, at liquidation value, using the proceeds from the issuance of MTP described above.

Investment Policy Changes - Insurance

On May 3, 2010, the Funds' Board of Directors/Trustees approved changes to each Fund's insurance investment policies in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund's investment policies are intended to increase the Fund's investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

The changes, effective immediately, provide that under normal circumstances, the Funds invest at least 80% of their net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least "BBB-" at the time of purchase by at least one independent rating agency. In addition, each Fund invests at least 80% of its net assets in municipal securities that are rated at least "BBB-" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury- issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%. Each Fund may also invest up to 20% of its net assets in municipal securities rated at least "BBB-" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.).

                                                       Nuveen Investments    73

| Financial
| Highlights(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                   INVESTMENT OPERATIONS
                                 -----------------------------------------------------------------
                                                           DISTRIBUTIONS DISTRIBUTIONS
                                                                FROM NET          FROM
                                                              INVESTMENT       CAPITAL
                      BEGINNING                                INCOME TO      GAINS TO
                         COMMON                      NET    AUCTION RATE  AUCTION RATE
                          SHARE         NET    REALIZED/       PREFERRED     PREFERRED
                      NET ASSET  INVESTMENT   UNREALIZED          SHARE-        SHARE-
                          VALUE      INCOME   GAIN (LOSS)       HOLDERS+      HOLDERS+       TOTAL
---------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT  QUALITY (NQN)
---------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)              $    15.08  $      .44  $     (.31)  $        (.01)  $         --   $     .12
2009                      13.23         .88        1.74            (.09)            --        2.53
2008                      14.77         .90       (1.56)           (.26)            --        (.92)
2007                      15.18         .89        (.29)           (.25)          (.02)        .33
2006                      15.87         .90        (.05)           (.17)          (.09)        .59
2005                      16.46         .95        (.19)           (.13)          (.01)        .62
NEW YORK SELECT QUALITY (NVN)
---------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                   15.37         .46        (.35)           (.01)            --         .10
2009                      13.34         .90        1.90            (.09)            --        2.71
2008                      14.98         .91       (1.63)           (.27)            --**      (.99)
2007                      15.44         .92        (.37)           (.27)          (.01)        .27
2006                      15.87         .93        (.07)           (.21)          (.05)        .60
2005                      16.18         .97        (.09)           (.14)          (.01)        .73
===================================================================================================

                               LESS DISTRIBUTIONS
                     -----------------------------------
                        NET                              DISCOUNT
                 INVESTMENT      CAPITAL                     FROM       ENDING
                  INCOME TO     GAINS TO                   COMMON       COMMON
                     COMMON       COMMON                   SHARES        SHARE        ENDING
                     SHARE-       SHARE-              REPURCHASED    NET ASSET        MARKET
                    HOLDERS      HOLDERS      TOTAL   AND RETIRED        VALUE         VALUE
---------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
---------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)          $     (.38)   $      --   $   (.38)  $         --    $   14.82  $      14.19
2009                   (.68)          --       (.68)            --**      15.08         14.13
2008                   (.62)          --       (.62)            --**      13.23         10.72
2007                   (.67)        (.07)      (.74)            --        14.77         13.70
2006                   (.75)        (.53)     (1.28)            --        15.18         13.99
2005                   (.94)        (.27)     (1.21)            --        15.87         14.94
NEW YORK SELECT QUALITY (NVN)
---------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                (.38)          --       (.38)            --        15.09         13.92
2009                   (.68)          --       (.68)            --        15.37         13.76
2008                   (.64)        (.01)      (.65)            --        13.34         10.70
2007                   (.70)        (.03)      (.73)            --        14.98         13.86
2006                   (.76)        (.27)     (1.03)            --        15.44         14.34
2005                   (.91)        (.13)     (1.04)            --        15.87         14.74
=============================================================================================

                                              AUCTION RATE PREFERRED SHARES
                                                    AT END OF PERIOD
                                    -------------------------------------------
                                        AGGREGATE    LIQUIDATION
                                           AMOUNT     AND MARKET         ASSET
                                      OUTSTANDING          VALUE      COVERAGE
                                             (000)     PER SHARE     PER SHARE
-------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
-------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                             $     111,500   $     25,000   $    83,200
2009                                      111,500         25,000        84,231
2008                                      114,925         25,000        75,664
2007                                      144,000         25,000        70,178
2006                                      144,000         25,000        71,699
2005                                      144,000         25,000        73,820
NEW YORK SELECT QUALITY (NVN)
-------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                                   163,900         25,000        78,380
2009                                      163,900         25,000        79,376
2008                                      163,900         25,000        72,427
2007                                      193,000         25,000        70,258
2006                                      193,000         25,000        71,884
2005                                      193,000         25,000        73,178
==============================================================================

74    Nuveen Investments

                                                                RATIOS/SUPPLEMENTAL DATA
                         ------------------------------------------------------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS                RATIOS TO AVERAGE NET ASSETS
                                            APPLICABLE TO COMMON SHARES                 APPLICABLE TO COMMON SHARES
     TOTAL RETURNS                             BEFORE REIMBURSEMENT++                     AFTER REIMBURSEMENT++ (b)
---------------------                  ------------------------------------     -----------------------------------------------

                BASED        ENDING
                   ON           NET
               COMMON        ASSETS
     BASED      SHARE    APPLICABLE
        ON        NET     TO COMMON      EXPENSES     EXPENSES          NET      EXPENSES     EXPENSES         NET  PORTFOLIO
    MARKET      ASSET        SHARES     INCLUDING    EXCLUDING   INVESTMENT     INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
     VALUE(a)   VALUE(a)       (000)     INTEREST(c)  INTEREST       INCOME      INTEREST(c)  INTEREST      INCOME       RATE
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     3.24%        .82%   $  259,571          1.28%*       1.18%*       5.95%*        1.28%*       1.18%*      5.95%*        1%
    39.45       19.74       264,170          1.42         1.20         6.45          1.42         1.20        6.45          3
   (17.85)      (6.46)      232,903          1.46         1.24         6.15          1.46         1.24        6.15          9
     3.22        2.22       260,224          1.40         1.22         5.98          1.40         1.22        5.98         19
     2.39        4.03       268,986          1.22         1.22         5.92          1.22         1.22        5.92         16
     4.08        3.90       281,203          1.19         1.19         5.88          1.19         1.19        5.88         30
-------------------------------------------------------------------------------------------------------------------------------
     4.05         .69       349,961          1.23*        1.17*        6.08*         1.23*        1.17*       6.08*         5
    36.22       20.98       356,491          1.36         1.20         6.52          1.36         1.20        6.52          5
   (18.81)      (6.90)      310,931          1.41         1.21         6.16          1.41         1.21        6.16         12
     1.70        1.75       349,388          1.38         1.20         6.05          1.38         1.20        6.05         17
     4.53        4.10       361,945          1.20         1.20         6.03          1.20         1.20        6.03         15
     4.93        4.64       371,935          1.18         1.18         6.03          1.18         1.18        6.03         17
==============================================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended March 31, 2010.

                                 See accompanying notes to financial statements.

                                                        Nuveen Investments    75

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                   INVESTMENT OPERATIONS
                                ------------------------------------------------------------------------
                                                            DISTRIBUTIONS    DISTRIBUTIONS
                                                                 FROM NET             FROM
                                                               INVESTMENT          CAPITAL
                      BEGINNING                                 INCOME TO         GAINS TO
                         COMMON                       NET    AUCTION RATE     AUCTION RATE
                          SHARE         NET     REALIZED/       PREFERRED        PREFERRED
                      NET ASSET  INVESTMENT    UNREALIZED          SHARE-           SHARE-
                          VALUE      INCOME    GAIN (LOSS)       HOLDERS+         HOLDERS+         TOTAL
--------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME  (NUN)
--------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)              $    15.15   $     .45   $      (.34)   $       (.01)   $          --    $      .10
2009                      13.20         .89          1.81            (.09)              --          2.61
2008                      14.79         .89         (1.59)           (.27)              --**        (.97)
2007                      15.21         .89          (.33)           (.28)            (.01)          .27
2006                      15.64         .90          (.05)           (.20)            (.05)          .60
2005                      15.90         .93          (.07)           (.14)            (.01)          .71
INSURED NEW YORK PREMIUM INCOME (NNF)
---------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                   15.29         .42          (.32)           (.01)              --           .09
2009                      13.39         .84          1.76            (.08)              --          2.52
2008                      14.88         .86         (1.48)           (.26)              --          (.88)
2007                      15.31         .87          (.33)           (.25)            (.01)          .28
2006                      15.78         .88          (.06)           (.18)            (.05)          .59
2005                      16.14         .91          (.08)           (.12)            (.01)          .70
=========================================================================================================


                         LESS DISTRIBUTIONS
                   -----------------------------------
                            NET                                  DISCOUNT
                     INVESTMENT     CAPITAL                          FROM          ENDING
                      INCOME TO    GAINS TO                        COMMON          COMMON
                         COMMON      COMMON                        SHARES           SHARE         ENDING
                         SHARE-      SHARE-                   REPURCHASED       NET ASSET         MARKET
                        HOLDERS     HOLDERS        TOTAL      AND RETIRED           VALUE          VALUE
---------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
---------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)              $     (.38)  $      --   $     (.38)   $         --**  $       14.87    $     13.83
2009                       (.67)         --         (.67)            .01            15.15          13.68
2008                       (.61)       (.01)        (.62)             --**          13.20          10.43
2007                       (.65)       (.04)        (.69)             --            14.79          13.46
2006                       (.76)       (.27)       (1.03)             --            15.21          14.11
2005                       (.88)       (.09)        (.97)             --            15.64          14.53
INSURED NEW YORK PREMIUM INCOME (NNF)
---------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                    (.35)         --         (.35)             --**          15.03          13.87
2009                       (.63)         --         (.63)            .01            15.29          13.64
2008                       (.61)         --         (.61)             --            13.39          11.04
2007                       (.67)       (.04)        (.71)             --            14.88          13.54
2006                       (.73)       (.33)       (1.06)             --            15.31          14.26
2005                       (.88)       (.18)       (1.06)             --            15.78          14.86
=========================================================================================================


                                                AUCTION RATE PREFERRED SHARES
                                                      AT END OF PERIOD
                                       -----------------------------------------
                                           AGGREGATE   LIQUIDATION
                                              AMOUNT    AND MARKET        ASSET
                                         OUTSTANDING         VALUE     COVERAGE
                                                (000)    PER SHARE    PER SHARE
--------------------------------------------------------------------------------
NEW YORK QUALITY
   INCOME (NUN)
--------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                                $     160,775   $    25,000  $    79,922
2009                                         160,775        25,000       80,952
2008                                         165,375        25,000       72,696
2007                                         197,000        25,000       69,868
2006                                         197,000        25,000       71,498
2005                                         197,000        25,000       72,804
INSURED NEW YORK
   PREMIUM INCOME (NNF)
--------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                                       50,350        25,000       86,527
2009                                          50,350        25,000       87,691
2008                                          52,000        25,000       78,619
2007                                          65,000        25,000       72,675
2006                                          65,000        25,000       74,056
2005                                          65,000        25,000       75,546
===============================================================================

76    Nuveen Investments


                                                              RATIOS/SUPPLEMENTAL DATA
                       ----------------------------------------------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS           RATIOS TO AVERAGE NET ASSETS
                                       APPLICABLE TO COMMON SHARES            APPLICABLE TO COMMON SHARES
   TOTAL RETURNS                          BEFORE REIMBURSEMENT++                AFTER REIMBURSEMENT++(b)
--------------------                ------------------------------   ------------------------------------
                           ENDING
              BASED           NET
                 ON        ASSETS
  BASED      COMMON    APPLICABLE
     ON   SHARE NET     TO COMMON    EXPENSES     EXPENSES       NET    EXPENSES     EXPENSES        NET   PORTFOLIO
 MARKET       ASSET        SHARES   INCLUDING    EXCLUDING INVESTMNT   INCLUDING    EXCLUDING  INVESTMNT    TURNOVER
  VALUE(a)    VALUE(a)       (000)   INTEREST(c)  INTEREST    INCOME    INTEREST(c)  INTEREST     INCOME        RATE
---------------------------------------------------------------------------------------------------------------------
   3.98%        .68%   $  353,204        1.25%*       1.17%*    6.14%*      1.25%*       1.17%*     6.14%*         -%***
  38.91       20.46       359,827        1.38         1.20      6.50        1.38         1.20       6.50           5
 (18.60)      (6.80)      315,510        1.42         1.21      6.10        1.42         1.21       6.10           9
    .21        1.81       353,564        1.38         1.20      5.95        1.38         1.20       5.95          21
   4.27        4.06       366,405        1.21         1.21      5.95        1.21         1.21       5.95          14
   5.52        4.56       376,697        1.19         1.19      5.86        1.19         1.19       5.86          17
----------------------------------------------------------------------------------------------------------------------
   4.39         .65       123,915        1.29*        1.20*     5.66*       1.29*        1.20*      5.66*          1
  30.31       19.42       126,259        1.42         1.21      6.02        1.42         1.21       6.02           5
 (14.53)      (6.18)      111,528        1.45         1.24      5.84        1.45         1.24       5.84          10
   (.20)       1.85       123,956        1.40         1.23      5.79        1.40         1.23       5.79          21
   3.30        3.96       127,546        1.22         1.22      5.75        1.22         1.22       5.75          14
   4.64        4.50       131,420        1.20         1.20      5.71        1.20         1.20       5.71          22
=====================================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

***   Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended March 31, 2010.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 77

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                   INVESTMENT OPERATIONS
                                           ---------------------------------------------------------------------
                                                                       DISTRIBUTIONS DISTRIBUTIONS
                                                                            FROM NET          FROM
                                                                          INVESTMENT       CAPITAL
                               BEGINNING                                   INCOME TO      GAINS TO
                                  COMMON                           NET  AUCTION RATE  AUCTION RATE
                                   SHARE           NET       REALIZED/     PREFERRED     PREFERRED
                               NET ASSET    INVESTMENT      UNREALIZED        SHARE-        SHARE-
                                   VALUE        INCOME      GAIN (LOSS)     HOLDERS+      HOLDERS+         TOTAL
----------------------------------------------------------------------------------------------------------------
INSURED NEW YORK  DIVIDEND ADVANTAGE (NKO)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                      $     15.17   $       .42   $        (.34)  $        --    $       --     $    .08
2009                               13.38           .78            1.73            --            --**       2.51
2008                               14.96           .91           (1.57)         (.22)         (.01)        (.89)
2007                               15.34           .95            (.34)         (.26)           --**        .35
2006                               15.67           .95            (.08)         (.20)         (.03)         .64
2005                               15.69           .98             .12          (.13)         (.01)         .96
INSURED NEW YORK TAX--FREE ADVANTAGE (NRK)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                            15.18           .43            (.27)         (.01)         (.01)         .14
2009                               13.31           .83            1.81          (.10)           --**       2.54
2008                               14.65           .88           (1.32)         (.25)           --**       (.69)
2007                               14.92           .91            (.29)         (.23)           --**        .39
2006                               15.00           .90            (.05)         (.21)           --**        .64
2005                               14.75           .90             .25          (.13)           --         1.02
=================================================================================================================

                                            LESS DISTRIBUTION
                             -----------------------------------------
                                                                            DISCOUNT
                                     NET                                        FROM
                              INVESTMENT       CAPITAL                        COMMON        ENDING
                               INCOME TO      GAINS TO                        SHARES        COMMON
                                  COMMON        COMMON                   REPURCHASED        SHARES        ENDING
                                  SHARE-        SHARE-                           AND     NET ASSET        MARKET
                                 HOLDERS       HOLDERS           TOTAL       RETIRED         VALUE         VALUE
-----------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:             $      (.39)   $       --**   $      (.39)  $        --     $   14.86     $   13.60
2010(d)                             (.70)         (.02)           (.72)           --**       15.17         14.07
2009                                (.66)         (.03)           (.69)           --         13.38         10.96
2008                                (.72)         (.01)           (.73)           --         14.96         14.10
2007                                (.78)         (.19)           (.97)           --         15.34         14.85
2006                                (.86)         (.12)           (.98)           --         15.67         14.68
2005
INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:                    (.36)         (.07)           (.43)           --         14.89         14.03
2010(d)                             (.66)         (.01)           (.67)           --**       15.18         13.70
2009                                (.65)           --**          (.65)           --         13.31         11.52
2008                                (.65)         (.01)           (.66)           --         14.65         13.74
2007                                (.69)         (.03)           (.72)           --         14.92         14.08
2006                                (.77)           --            (.77)           --         15.00         14.02
2005
=================================================================================================================

                                  AUCTION RATE PREFERRED SHARES          VARIABLE RATE DEMAND PREFERRED SHARES
                                       AT END OF PERIOD                            AT END OF PERIOD
                          -----------------------------------------   --------------------------------------------
                             AGGREGATE   LIQUIDATION                     AGGREGATE     LIQUIDATION
                                AMOUNT    AND MARKET         ASSET          AMOUNT      AND MARKET          ASSET
                           OUTSTANDING         VALUE      COVERAGE     OUTSTANDING           VALUE       COVERAGE
                                  (000)    PER SHARE     PER SHARE            (000)      PER SHARE      PER SHARE
------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                      $      --    $       --    $       --    $     50,000    $    100,000    $   335,833
2009                                --            --            --          50,000         100,000        340,811
2008                                --            --            --          50,000         100,000        313,166
2007                            61,000        25,000        73,824              --              --             --
2006                            61,000        25,000        75,032              --              --             --
2005                            61,000        25,000        76,094              --              --             --
INSURED NEW YORK TAX--FREE ADVANTAGE (NRK)
------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2010(d)                         27,000        25,000        73,332              --              --             --
2009                            27,000        25,000        74,281              --              --             --
2008                            27,000        25,000        68,304              --              --             --
2007                            27,000        25,000        72,665              --              --             --
2006                            27,000        25,000        73,541              --              --             --
2005                            27,000        25,000        73,780              --              --             --
==================================================================================================================

 78    Nuveen Investments

                                                                RATIOS/SUPPLEMENTAL DATA
                           ---------------------------------------------------------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS              RATIOS TO AVERAGE NET ASSETS
                                              APPLICABLE TO COMMON SHARES               APPLICABLE TO COMMON SHARES
    TOTAL RETURNS                                BEFORE REIMBURSEMENT++                   AFTER REIMBURSEMENT++(b)
 ------------------                  -------------------------------------------   --------------------------------------
              BASED          ENDING
                 ON             NET
  BASED      COMMON          ASSETS
     ON   SHARE NET      APPLICABLE     EXPENSES      EXPENSES            NET       EXPENSES     EXPENSES          NET  PORTFOLIO
 MARKET       ASSET       TO COMMON    INCLUDING     EXCLUDING     INVESTMENT      INCLUDING    EXCLUDING   INVESTMENT   TURNOVER
  VALUE(a)    VALUE(a)  SHARES (000)    INTEREST(c)   INTEREST         INCOME       INTEREST(c)  INTEREST       INCOME       RATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   (.51)%       .55%  $     117,917         1.65%*        1.46%*         5.40%*         1.42%*       1.24%*       5.63%*      --%***
  36.41       19.41         120,406         2.13          1.48           5.42           1.87         1.22         5.68         3
 (18.10)      (6.24)        106,583         1.65          1.26           5.81           1.68         1.29         5.78         9
   (.21)       2.36         119,131         1.38          1.20           5.83           1.40         1.22         5.81        19
   7.92        4.29         122,078         1.20          1.20           5.79           1.21         1.21         5.78        11
   9.28        6.23         124,669         1.18          1.18           5.75           1.19         1.19         5.74        12
------------------------------------------------------------------------------------------------------------------------------------
   5.68         .95          52,198         1.28*         1.26*          5.59*          1.12*        1.09*        5.75*        4
  25.65       19.67          53,223         1.40          1.31           5.77           1.13         1.04         6.04         4
 (11.94)      (4.91)         46,769         1.41          1.26           5.68           1.44         1.29         5.65         8
   2.24        2.69          51,479         1.40          1.25           5.65           1.42         1.27         5.63        17
   5.79        4.38          52,425         1.27          1.27           5.62           1.29         1.29         5.60         8
   8.65        7.05          52,682         1.25          1.25           5.53           1.26         1.26         5.52         7
====================================================================================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

***   Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, and where applicable, payments to Variable Rate Demand Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(d)   For the six months ended March 31, 2010.

                                 See accompanying notes to financial statements.

                                                     Nuveen Investments      79

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

80 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 81

Glossary of Terms
Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an invest- ment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

82 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 83

Notes

84 Nuveen Investments

Other Useful Information

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section a 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

                 COMMON SHARES        PREFERRED SHARES
     FUND          REPURCHASED                REDEEMED

     NQN                    --                      --
     NVN                    --                      --
     NUN                 1,700                      --
     NNF                12,700                      --
     NKO                    --                      --
     NRK                    --                      --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF
DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

                                                          Nuveen Investments 85

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o    Share prices
o    Fund details
o    Daily financial news
o    Investor education
o    Interactive planning tools

Distributed by                                                    ESA-B-0310D
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: June 7, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 7, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 7, 2010
    -------------------------------------------------------------------